UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2021 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

AUGUST 4, 2021 (Unaudited)

Dear Shareholders,

The year 2021 has brought a partial reopening of the social and economic spheres and an extended rally in equity markets bolstered by federal relief and recovery efforts and surging consumer spending and corporate earnings.

“As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a strong performance over the six months ended June 30, 2021. The S&P 500 Index returned 16%; the Russell 1000 returned 15.57%; the Russell Mid Cap Index returned 16.65% and the Russell 2000 Index returned 17.24%. Investors who remained fully invested over the period stood to benefit greatly from performance of equity markets in the U.S. and globally.

Mass vaccinations and the rebound in economic growth at the global, and certain national and local levels have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve (the “Fed”). While the Fed has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(1.18)%
Bloomberg Barclays U.S. Aggregate Index	(1.60)%

Net Assets as of 6/30/2021 (In Thousands)	$511,506
Duration as of 6/30/2021	5.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Overall, the U.S. and emerging markets led a global rally in stocks on the back of continued bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Fixed income investments generally underperformed equity during the period. Within fixed income, high yield debt (also known as “junk bonds”) and emerging markets debt outperformed U.S. Treasury bonds and investment grade corporate bonds.

Throughout the period, the U.S. Federal Reserve (the “Fed”) held interest rates at historically low levels. However, the rebound of the global economy in 2021 fueled accelerating inflation in the U.S. and raised investor concerns about the timing of any potential changes to Fed policies or programs.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) for the six months ended June 30, 2021.

Relative to the Benchmark, the Portfolio’s overweight allocations to asset-backed securities, commercial mortgage-backed securities, non-agency mortgage-backed securities, and corporate credit were leading contributors to performance during the period. The Portfolio’s security selection in agency mortgage-backed securities and corporate credit, its shorter duration profile relative to the Benchmark, its overweight position in the 5-10 year portion of the yield curve and its underweight position in the 20-plus year portion of the yield curve also contributed to relative performance. Generally, bonds with longer duration will experience a greater increase in price as interest rates fall versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Portfolio’s allocation to short-term debt securities, through investments in JPMorgan money market funds, detracted from relative performance but the impact was not significant. The money market funds were used to manage day-to-day operations of the Portfolio and were not part of a strategic decision by the Portfolio’s managers.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

Relative to the Benchmark, the Portfolio ended the reporting period with an underweight position in U.S. Treasury securities and an overweight position in corporate credit and securitized debt sectors, including asset-backed securities, CMBS and mortgage-backed securities, which included both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve, was underweight in the long end of the yield curve and maintained a shorter duration profile than the Benchmark at the end of the period.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	31.9%
Mortgage-Backed Securities	18.6
U.S. Treasury Obligations	18.4
Asset-Backed Securities	9.5
Collateralized Mortgage Obligations	8.9
Commercial Mortgage-Backed Securities	4.7
Others (each less than 1.0%)	0.7
Short-Term Investments	7.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	(1.18)%	0.94%	3.06%	3.44%
CLASS 2 SHARES	August 16, 2006	(1.31)	0.66	2.79	3.18

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio and the Bloomberg Barclays U.S. Aggregate Index from June 30, 2011 to June 30, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 33.4%

Aerospace & Defense — 1.0%

Airbus SE (France) 3.15%, 4/10/2027 (a)	164	176

BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (a)	45	49

BAE Systems plc (United Kingdom)

1.90%, 2/15/2031 (a)	200	193

5.80%, 10/11/2041 (a)	51	71

Boeing Co. (The)

1.17%, 2/4/2023	160	161

4.51%, 5/1/2023	513	547

1.95%, 2/1/2024	185	189

1.43%, 2/4/2024	325	326

4.88%, 5/1/2025	125	140

2.75%, 2/1/2026	180	188

2.20%, 2/4/2026	200	202

2.70%, 2/1/2027	640	661

3.25%, 3/1/2028	224	235

5.15%, 5/1/2030	190	225

5.71%, 5/1/2040	175	225

L3Harris Technologies, Inc.

3.83%, 4/27/2025	60	66

1.80%, 1/15/2031	220	213

Leidos, Inc. 2.30%, 2/15/2031	120	117

Lockheed Martin Corp. 4.50%, 5/15/2036	70	88

Northrop Grumman Corp.

3.20%, 2/1/2027	76	83

3.25%, 1/15/2028	50	55

5.15%, 5/1/2040	140	183

Precision Castparts Corp. 3.25%, 6/15/2025	30	33

Raytheon Technologies Corp.

3.20%, 3/15/2024	28	30

4.50%, 6/1/2042	80	100

4.15%, 5/15/2045	138	163

3.75%, 11/1/2046	80	90

4.35%, 4/15/2047	90	111

		4,920

Airlines — 0.0% (b)

Continental Airlines Pass-Through Trust

Series 2012-2, Class A Shares, 4.00%, 10/29/2024	16	17

Automobiles — 0.6%

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (a)	45	47

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — continued

General Motors Co. 6.13%, 10/1/2025	130	154

Hyundai Capital America

1.15%, 11/10/2022 (a)	394	396

1.80%, 10/15/2025 (a)	140	142

1.30%, 1/8/2026 (a)	115	114

1.50%, 6/15/2026 (a)	45	45

3.00%, 2/10/2027 (a)	200	212

2.38%, 10/15/2027 (a)	130	133

1.80%, 1/10/2028 (a)	215	212

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (a)	481	514

4.35%, 9/17/2027 (a)	673	739

Volkswagen Group of America Finance LLC (Germany) 1.63%, 11/24/2027 (a)	200	198

		2,906

Banks — 5.9%

ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	200	224

AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (c)	250	269

ANZ New Zealand Int’l Ltd. (New Zealand)

3.45%, 1/21/2028 (a)	200	221

2.55%, 2/13/2030 (a)	200	209

ASB Bank Ltd. (New Zealand) 3.13%, 5/23/2024 (a)	230	245

Banco Nacional de Panama (Panama) 2.50%, 8/11/2030 (a)	300	290

Banco Santander SA (Spain)

2.75%, 5/28/2025	200	211

1.85%, 3/25/2026	400	404

2.75%, 12/3/2030	200	198

Bank of America Corp.

4.00%, 1/22/2025	114	125

Series L, 3.95%, 4/21/2025	92	101

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (c)	100	108

4.45%, 3/3/2026	69	78

Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (c)	100	101

(SOFR + 0.96%), 1.73%, 7/22/2027 (c)	279	281

3.25%, 10/21/2027	236	256

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	260	288

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	434	473

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	280	316

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (c)	525	536

(SOFR + 2.15%), 2.59%, 4/29/2031 (c)	313	323

(SOFR + 1.53%), 1.90%, 7/23/2031 (c)	150	146

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,158	1,123

Bank of Montreal (Canada)

1.85%, 5/1/2025	200	206

(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (c)	47	52

Bank of Nova Scotia (The) (Canada)

1.63%, 5/1/2023	423	432

2.20%, 2/3/2025	257	268

4.50%, 12/16/2025	25	28

Banque Federative du Credit Mutuel SA (France) 2.38%, 11/21/2024 (a)	254	265

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (c)	369	370

3.65%, 3/16/2025	200	217

BBVA USA 2.50%, 8/27/2024	250	263

BNP Paribas SA (France)

(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (c)	293	302

(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (c)	232	229

(SOFR + 1.51%), 3.05%, 1/13/2031 (a) (c)	320	337

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (a) (c)	320	313

BNZ International Funding Ltd. (New Zealand) 2.90%, 2/21/2022 (a)	250	254

Citigroup, Inc.

2.90%, 12/8/2021	100	101

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (c)	90	96

4.40%, 6/10/2025	78	87

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (c) (d) (e)	435	444

(SOFR + 2.84%), 3.11%, 4/8/2026 (c)	380	407

(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	354	349

4.45%, 9/29/2027	210	240

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	200	223

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	250	276

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	75	82

(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (c)	74	84

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (c)	220	249

(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	625	636

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	50	58

8.13%, 7/15/2039	56	97

Citizens Financial Group, Inc. 2.85%, 7/27/2026	200	213

Comerica, Inc. 4.00%, 2/1/2029	150	172

Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	450	496

Credit Agricole SA (France)

(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	650	663

(SOFR + 0.89%), 1.25%, 1/26/2027 (a) (c)	400	394

Danske Bank A/S (Denmark)

2.00%, 9/8/2021(a)	200	201

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.03%), 1.17%, 12/8/2023 (a) (c)	480	482

Fifth Third Bancorp 3.65%, 1/25/2024	90	96

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	229	243

4.38%, 11/23/2026	200	226

(SOFR + 1.95%), 2.36%, 8/18/2031 (c)	300	300

6.50%, 9/15/2037	250	348

6.10%, 1/14/2042	120	175

ING Groep NV (Netherlands)

4.10%, 10/2/2023	200	216

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (c)	210	211

3.95%, 3/29/2027	200	224

KeyCorp 4.15%, 10/29/2025	65	73

Lloyds Banking Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 6/15/2023 (c)	200	202

4.50%, 11/4/2024	220	243

4.58%, 12/10/2025	200	225

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	245	245

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	38	39

2.67%, 7/25/2022	80	82

3.76%, 7/26/2023	172	184

3.41%, 3/7/2024	170	182

2.19%, 2/25/2025	200	208

2.05%, 7/17/2030	340	339

3.75%, 7/18/2039	515	586

Mizuho Financial Group, Inc. (Japan)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	255	251

(SOFR + 1.57%), 2.87%, 9/13/2030 (c)	220	231

National Australia Bank Ltd. (Australia)

3.38%, 1/14/2026	300	330

2.33%, 8/21/2030 (a)	250	243

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (c)	440	477

Natwest Group plc (United Kingdom)

4.80%, 4/5/2026	283	324

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (c)	440	464

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.10%), 3.75%, 11/1/2029 (c)	200	213

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	200	229

Regions Financial Corp. 3.80%, 8/14/2023	27	29

Royal Bank of Canada (Canada)

2.75%, 2/1/2022	66	67

3.70%, 10/5/2023	300	322

4.65%, 1/27/2026	30	34

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	220	220

Societe Generale SA (France)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (c)	260	258

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (c)	215	214

3.00%, 1/22/2030 (a)	331	345

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (c)	500	506

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (c)	220	224

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (a) (c)	245	243

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.44%, 10/19/2021	45	45

3.10%, 1/17/2023	55	57

3.94%, 10/16/2023	163	176

1.47%, 7/8/2025	212	214

3.01%, 10/19/2026	25	27

3.04%, 7/16/2029	345	371

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026(a)	403	408

SVB Financial Group Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (c) (d) (e)	435	443

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	140	150

Truist Financial Corp. 2.70%, 1/27/2022	91	92

UniCredit SpA (Italy)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (c)	200	199

(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (c)	200	221

US Bancorp

3.38%, 2/5/2024	120	129

7.50%, 6/1/2026	100	128

Wells Fargo & Co.

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	240	248

4.10%, 6/3/2026	24	27

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (c)	900	971

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	255	262

5.38%, 11/2/2043	200	267

4.40%, 6/14/2046	47	57

4.75%, 12/7/2046	53	67

Westpac Banking Corp. (Australia)

2.85%, 5/13/2026	100	108

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c)	140	156

4.42%, 7/24/2039	100	118

		30,924

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — 0.8%

Anheuser-Busch Cos. LLC (Belgium)

4.70%, 2/1/2036	571	701

4.90%, 2/1/2046	260	329

Anheuser-Busch InBev Finance, Inc. (Belgium) 4.70%, 2/1/2036	120	146

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.38%, 4/15/2038	150	179

4.35%, 6/1/2040	225	268

4.44%, 10/6/2048	130	156

4.50%, 6/1/2050	236	287

4.75%, 4/15/2058	95	119

4.60%, 6/1/2060	105	129

Coca-Cola Femsa SAB de CV (Mexico)

2.75%, 1/22/2030	155	162

1.85%, 9/1/2032	215	207

Constellation Brands, Inc.

4.40%, 11/15/2025	50	56

2.88%, 5/1/2030	420	441

5.25%, 11/15/2048	25	33

Diageo Capital plc (United Kingdom) 1.38%, 9/29/2025	350	356

Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	260	272

Keurig Dr Pepper, Inc.

3.13%, 12/15/2023	100	106

4.42%, 5/25/2025	30	34

3.43%, 6/15/2027	20	22

4.99%, 5/25/2038	43	55

4.42%, 12/15/2046	64	77

5.09%, 5/25/2048	60	79

		4,214

Biotechnology — 0.7%

AbbVie, Inc.

3.45%, 3/15/2022	52	53

2.80%, 3/15/2023	100	103

3.85%, 6/15/2024	42	46

3.20%, 11/21/2029	516	561

4.50%, 5/14/2035	100	120

4.05%, 11/21/2039	510	593

4.40%, 11/6/2042	370	449

4.85%, 6/15/2044	200	254

Amgen, Inc. 2.20%, 2/21/2027	120	125

Baxalta, Inc.

3.60%, 6/23/2022	7	7

5.25%, 6/23/2045	3	4

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued

Biogen, Inc.

2.25%, 5/1/2030	289	289

3.15%, 5/1/2050	75	74

Gilead Sciences, Inc. 2.60%, 10/1/2040	310	298

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	460	436

		3,412

Building Products — 0.1%

Lennox International, Inc. 1.35%, 8/1/2025	540	544

Masco Corp.

2.00%, 10/1/2030	90	88

6.50%, 8/15/2032	80	106

		738

Capital Markets — 2.4%

Bank of New York Mellon Corp. (The) 3.30%, 8/23/2029	38	42

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (a)	21	26

Blackstone Secured Lending Fund 3.65%, 7/14/2023 (a)	200	208

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	55	61

4.85%, 3/29/2029	54	64

4.70%, 9/20/2047	44	54

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (c) (d) (e)	340	355

3.20%, 3/2/2027	100	109

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	190	194

CME Group, Inc. 3.00%, 3/15/2025	97	104

Credit Suisse Group AG (Switzerland)

3.80%, 6/9/2023	350	371

(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (c)	250	260

(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (c)	250	256

(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (c)	510	500

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022(a)	49	50

Deutsche Bank AG (Germany)

4.25%, 10/14/2021	100	101

3.30%, 11/16/2022	100	104

(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	380	390

(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	205	208

Goldman Sachs Group, Inc. (The) 3.50%, 1/23/2025	100	108

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	137	147

4.25%, 10/21/2025	105	117

3.50%, 11/16/2026	142	154

3.85%, 1/26/2027	45	50

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	742	820

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (c)	100	114

2.60%, 2/7/2030	400	415

6.75%, 10/1/2037	80	116

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	400	469

ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (c)	215	262

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	59	64

Invesco Finance plc 3.75%, 1/15/2026	36	40

Jefferies Group LLC 6.45%, 6/8/2027	81	101

Macquarie Bank Ltd. (Australia) 4.00%, 7/29/2025 (a)	100	111

US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.05%, 3/3/2036 (a) (c)	200	199

Macquarie Group Ltd. (Australia)

(SOFR + 1.07%), 1.34%, 1/12/2027 (a) (c)	210	208

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (c)	220	261

Morgan Stanley

5.50%, 7/28/2021	35	35

2.63%, 11/17/2021	170	172

4.10%, 5/22/2023	100	106

(SOFR + 0.46%), 0.53%, 1/25/2024 (c)	345	345

3.70%, 10/23/2024	69	75

4.00%, 7/23/2025	276	307

5.00%, 11/24/2025	70	81

3.88%, 1/27/2026	341	380

(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	980	1,017

4.35%, 9/8/2026	20	23

3.63%, 1/20/2027	140	155

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	222	246

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (c)	96	108

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (c)	159	186

(SOFR + 1.03%), 1.79%, 2/13/2032 (c)	280	269

(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	265	281

4.30%, 1/27/2045	85	105

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Nomura Holdings, Inc. (Japan)

2.65%, 1/16/2025	212	223

2.68%, 7/16/2030	200	203

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	29	32

Nuveen LLC 4.00%, 11/1/2028 (a)	160	184

S&P Global, Inc. 3.25%, 12/1/2049	150	161

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	17	17

UBS Group AG (Switzerland) 4.13%, 9/24/2025 (a)	400	446

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (a) (c)	200	199

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (a) (c)	250	245

		12,814

Chemicals — 0.8%

Air Products and Chemicals, Inc. 1.85%, 5/15/2027	310	318

Albemarle Corp. 5.45%, 12/1/2044	50	63

Celanese US Holdings LLC 3.50%, 5/8/2024	151	161

Chevron Phillips Chemical Co. LLC 5.13%, 4/1/2025 (a)	485	555

Dow Chemical Co. (The)

4.55%, 11/30/2025	200	228

3.60%, 11/15/2050	245	264

DuPont de Nemours, Inc. 5.32%, 11/15/2038	595	788

Eastman Chemical Co. 4.50%, 12/1/2028	220	256

Ecolab, Inc. 3.25%, 1/14/2023	90	94

International Flavors & Fragrances, Inc.

1.83%, 10/15/2027 (a)	190	190

4.45%, 9/26/2028	45	52

3.27%, 11/15/2040 (a)	110	113

5.00%, 9/26/2048	52	67

3.47%, 12/1/2050 (a)	85	88

LYB International Finance III LLC

1.25%, 10/1/2025	80	80

3.38%, 5/1/2030	235	254

Nutrien Ltd. (Canada)

4.00%, 12/15/2026	70	79

4.20%, 4/1/2029	25	29

4.13%, 3/15/2035	90	102

5.00%, 4/1/2049	40	53

PPG Industries, Inc. 1.20%, 3/15/2026	140	140

Union Carbide Corp. 7.75%, 10/1/2096	80	133

		4,107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Commercial Services & Supplies — 0.1%

Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (a)	70	77

Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	90	90

Republic Services, Inc. 1.45%, 2/15/2031	230	216

		383

Construction & Engineering — 0.1%

Quanta Services, Inc. 2.90%, 10/1/2030	360	373

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc.

3.45%, 6/1/2027	52	57

3.50%, 12/15/2027	100	110

		167

Consumer Finance — 1.3%

AerCap Ireland Capital DAC (Ireland)

4.45%, 12/16/2021	150	152

4.50%, 9/15/2023	600	644

2.88%, 8/14/2024	150	157

1.75%, 1/30/2026	150	148

American Express Co. 4.20%, 11/6/2025	150	170

American Honda Finance Corp. 2.30%, 9/9/2026	17	18

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (a)	155	159

5.50%, 1/15/2023 (a)	405	430

2.88%, 2/15/2025 (a)	194	200

5.50%, 1/15/2026 (a)	395	447

2.13%, 2/21/2026 (a)	160	159

4.25%, 4/15/2026 (a)	245	266

4.38%, 5/1/2026 (a)	150	163

Capital One Financial Corp.

3.75%, 4/24/2024	130	140

4.20%, 10/29/2025	40	45

3.75%, 7/28/2026	196	216

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (c) (d) (e)	235	240

General Motors Financial Co., Inc.

1.25%, 1/8/2026	467	464

4.35%, 1/17/2027	113	127

2.35%, 1/8/2031	312	308

2.70%, 6/10/2031	205	206

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (a)	995	1,041

4.50%, 3/15/2023 (a)	475	499

5.50%, 2/15/2024 (a)	160	176

		6,575

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — 0.1%

Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	284	283

Packaging Corp. of America 4.05%, 12/15/2049	155	182

WRKCo, Inc.

3.00%, 9/15/2024	80	84

3.90%, 6/1/2028	35	40

		589

Diversified Consumer Services — 0.0% (b)

Pepperdine University Series 2020, 3.30%, 12/1/2059	110	110

University of Southern California Series A, 3.23%, 10/1/2120	110	109

		219

Diversified Financial Services — 0.5%

AIG Global Funding 1.90%, 10/6/2021 (a)	100	100

CK Hutchison International 16 Ltd. (United Kingdom) 1.88%, 10/3/2021 (a)	200	201

GE Capital Funding LLC 4.40%, 5/15/2030	445	519

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	600	718

GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (a)	67	71

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	475	480

Mitsubishi HC Capital, Inc. (Japan) 2.65%, 9/19/2022 (a)	200	205

ORIX Corp. (Japan)

2.90%, 7/18/2022	40	41

3.25%, 12/4/2024	100	108

3.70%, 7/18/2027	100	112

		2,555

Diversified Telecommunication Services — 0.9%

AT&T, Inc.

2.30%, 6/1/2027	520	538

1.65%, 2/1/2028	255	253

2.25%, 2/1/2032	430	422

3.50%, 6/1/2041	154	160

3.10%, 2/1/2043	645	631

3.50%, 9/15/2053 (a)	381	383

Deutsche Telekom International Finance BV (Germany) 4.88%, 3/6/2042 (a)	150	186

Verizon Communications, Inc.

2.63%, 8/15/2026	12	13

2.10%, 3/22/2028	405	414

3.15%, 3/22/2030	40	43

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

1.68%, 10/30/2030	75	72

4.50%, 8/10/2033	125	149

4.40%, 11/1/2034	209	249

4.27%, 1/15/2036	85	101

2.65%, 11/20/2040	260	250

4.86%, 8/21/2046	134	173

4.67%, 3/15/2055	340	438

2.99%, 10/30/2056	82	77

		4,552

Electric Utilities — 1.7%

AEP Transmission Co. LLC 3.15%, 9/15/2049	35	36

Alabama Power Co. 6.13%, 5/15/2038	62	89

Avangrid, Inc. 3.15%, 12/1/2024	72	77

Baltimore Gas and Electric Co.

3.50%, 8/15/2046	47	52

2.90%, 6/15/2050	110	109

CenterPoint Energy Houston Electric LLC

3.95%, 3/1/2048	10	12

Series AD, 2.90%, 7/1/2050	200	203

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (a)	200	219

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (a)	95	102

4.55%, 11/15/2030 (a)	65	75

Commonwealth Edison Co. 3.65%, 6/15/2046	30	34

Duke Energy Corp.

2.65%, 9/1/2026	100	105

3.40%, 6/15/2029	61	67

Duke Energy Indiana LLC 3.75%, 5/15/2046	60	67

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46	51

Duke Energy Progress LLC 3.70%, 10/15/2046	54	61

Duquesne Light Holdings, Inc.

3.62%, 8/1/2027 (a)	160	174

2.53%, 10/1/2030 (a)	210	206

Edison International 3.55%, 11/15/2024	284	302

4.13%, 3/15/2028	100	106

Emera US Finance LP (Canada) 4.75%, 6/15/2046	130	154

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (a)	220	242

Entergy Arkansas LLC 3.50%, 4/1/2026	22	24

Entergy Corp. 2.95%, 9/1/2026	21	22

Entergy Louisiana LLC

2.40%, 10/1/2026	59	62

3.05%, 6/1/2031	38	41

4.00%, 3/15/2033	40	47

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

2.90%, 3/15/2051	130	128

Entergy Mississippi LLC 3.85%, 6/1/2049	135	155

Evergy Metro, Inc.

3.15%, 3/15/2023	24	25

5.30%, 10/1/2041	50	66

4.20%, 3/15/2048	50	60

Evergy, Inc. 2.90%, 9/15/2029	170	180

Florida Power & Light Co. 5.40%, 9/1/2035	50	66

Fortis, Inc. (Canada) 3.06%, 10/4/2026	124	133

Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100	121

ITC Holdings Corp.

2.70%, 11/15/2022	100	103

2.95%, 5/14/2030 (a)	100	105

Jersey Central Power & Light Co.

4.30%, 1/15/2026 (a)	40	44

6.15%, 6/1/2037	30	39

Massachusetts Electric Co. 4.00%, 8/15/2046 (a)	56	62

MidAmerican Energy Co. 3.50%, 10/15/2024	59	64

Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	40	45

Nevada Power Co. Series CC, 3.70%, 5/1/2029	100	112

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	45	49

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27	30

Niagara Mohawk Power Corp.

3.51%, 10/1/2024 (a)	19	20

1.96%, 6/27/2030 (a)	250	246

NRG Energy, Inc.

2.00%, 12/2/2025 (a)	185	188

2.45%, 12/2/2027 (a)	210	211

4.45%, 6/15/2029 (a)	110	121

OGE Energy Corp. 0.70%, 5/26/2023	135	135

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	165	165

Oncor Electric Delivery Co. LLC

5.75%, 3/15/2029	25	31

3.10%, 9/15/2049	215	226

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.53%, 11/15/2021 (c)	330	332

1.75%, 6/16/2022	320	320

1.37%, 3/10/2023	305	305

3.45%, 7/1/2025	145	152

2.95%, 3/1/2026	90	92

3.75%, 8/15/2042 (f)	33	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

4.30%, 3/15/2045	55	53

4.00%, 12/1/2046	230	215

PECO Energy Co. 2.80%, 6/15/2050	100	100

Pennsylvania Electric Co. 3.25%, 3/15/2028 (a)	19	20

Potomac Electric Power Co. 6.50%, 11/15/2037	75	111

PPL Capital Funding, Inc. 4.00%, 9/15/2047	20	24

Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175	250

Public Service Electric and Gas Co.

3.00%, 5/15/2025	83	89

5.38%, 11/1/2039	28	37

Southern California Edison Co.

Series C, 3.50%, 10/1/2023	53	56

Series B, 3.65%, 3/1/2028	80	88

Series 05-B, 5.55%, 1/15/2036	80	99

4.05%, 3/15/2042	100	108

Tampa Electric Co. 4.45%, 6/15/2049	100	126

Toledo Edison Co. (The) 6.15%, 5/15/2037	50	69

Union Electric Co. 2.95%, 6/15/2027	36	39

Virginia Electric and Power Co. 6.35%, 11/30/2037	70	102

		8,486

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc.

4.50%, 3/1/2023	8	8

3.25%, 9/8/2024	44	47

3.88%, 1/12/2028	22	25

Corning, Inc.

5.35%, 11/15/2048	110	148

3.90%, 11/15/2049	174	195

		423

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co. LLC

3.14%, 11/7/2029	180	194

4.49%, 5/1/2030	115	136

Baker Hughes Holdings LLC 5. 13%, 9/15/2040	40	51

Halliburton Co.

3.80%, 11/15/2025	4	4

4.85%, 11/15/2035	30	35

6.70%, 9/15/2038	60	83

NOV, Inc. 3.60%, 12/1/2029	200	209

Schlumberger Finance Canada Ltd. 1.40%, 9/17/2025	300	304

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — continued

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (a)	55	59

3.90%, 5/17/2028 (a)	62	69

		1,144

Entertainment — 0.1%

NBCUniversal Media LLC 5.95%, 4/1/2041	75	108

Walt Disney Co. (The) 7.30%, 4/30/2028	150	201

		309

Equity Real Estate Investment Trusts (REITs) — 1.9%

Alexandria Real Estate Equities, Inc.

3.80%, 4/15/2026	23	26

2.00%, 5/18/2032	240	234

1.88%, 2/1/2033	140	132

4.00%, 2/1/2050	125	143

American Campus Communities Operating Partnership LP

3.63%, 11/15/2027	100	109

2.85%, 2/1/2030	190	195

American Tower Corp.

5.00%, 2/15/2024	71	79

3.38%, 10/15/2026	44	48

1.50%, 1/31/2028	325	316

2.10%, 6/15/2030	150	148

1.88%, 10/15/2030	275	265

3.70%, 10/15/2049	230	250

3.10%, 6/15/2050	130	127

2.95%, 1/15/2051	85	81

Boston Properties LP

3.13%, 9/1/2023	30	31

3.20%, 1/15/2025	61	65

3.65%, 2/1/2026	67	75

Brixmor Operating Partnership LP

3.65%, 6/15/2024	50	54

3.85%, 2/1/2025	50	54

2.25%, 4/1/2028	200	200

Corporate Office Properties LP

2.25%, 3/15/2026	470	483

2.75%, 4/15/2031	326	328

Crown Castle International Corp.

4.00%, 3/1/2027	24	27

2.25%, 1/15/2031	295	291

Digital Realty Trust LP 3.70%, 8/15/2027	31	35

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Duke Realty LP

3.25%, 6/30/2026	18	20

2.88%, 11/15/2029	95	99

Equinix, Inc.

2.90%, 11/18/2026	285	305

2.00%, 5/15/2028	463	465

Essex Portfolio LP

1.65%, 1/15/2031	200	187

2.65%, 3/15/2032	145	147

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (a)	79	86

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	43	47

Healthcare Trust of America Holdings LP

3.10%, 2/15/2030	310	329

2.00%, 3/15/2031	160	155

Healthpeak Properties, Inc.

3.50%, 7/15/2029	132	146

3.00%, 1/15/2030	90	95

Life Storage LP

4.00%, 6/15/2029	150	168

2.20%, 10/15/2030	300	296

Mid-America Apartments LP

3.95%, 3/15/2029	230	261

1.70%, 2/15/2031	150	142

National Retail Properties, Inc.

3.60%, 12/15/2026	58	63

4.30%, 10/15/2028	150	170

Office Properties Income Trust 4.00%, 7/15/2022	78	81

Prologis LP

2.25%, 4/15/2030	20	20

2.13%, 10/15/2050	150	128

Realty Income Corp. 3.88%, 7/15/2024	20	22

3.88%, 4/15/2025	60	66

3.25%, 1/15/2031	170	185

Regency Centers LP 2.95%, 9/15/2029	215	226

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	170	183

SITE Centers Corp. 3.63%, 2/1/2025	61	64

UDR, Inc.

2.95%, 9/1/2026	28	30

3.20%, 1/15/2030	150	162

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

3.00%, 8/15/2031	25	26

2.10%, 8/1/2032	160	154

1.90%, 3/15/2033	240	224

Ventas Realty LP

4.13%, 1/15/2026	9	10

3.25%, 10/15/2026	25	27

3.85%, 4/1/2027	49	55

Vornado Realty LP 3.50%, 1/15/2025	60	64

Welltower, Inc.

2.70%, 2/15/2027	63	67

3.10%, 1/15/2030	85	91

6.50%, 3/15/2041	125	176

WP Carey, Inc.

4.25%, 10/1/2026	245	276

2.25%, 4/1/2033	180	172

		9,486

Food & Staples Retailing — 0.4%

7-Eleven, Inc.

0.95%, 2/10/2026 (a)	170	168

1.30%, 2/10/2028 (a)	137	132

2.50%, 2/10/2041 (a)	139	129

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (a)	90	93

3.44%, 5/13/2041 (a)	250	258

3.80%, 1/25/2050 (a)	230	247

3.63%, 5/13/2051 (a)	280	293

CVS Pass-Through Trust

7.51%, 1/10/2032 (a)	66	84

5.93%, 1/10/2034 (a)	72	87

Series 2013, 4.70%, 1/10/2036 (a)	154	174

Kroger Co. (The)

2.20%, 5/1/2030	500	502

5.40%, 7/15/2040	18	24

		2,191

Food Products — 0.5%

Bimbo Bakeries USA, Inc. (Mexico) 4.00%, 5/17/2051 (a)	290	311

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	400	404

Campbell Soup Co. 3.13%, 4/24/2050	47	46

Cargill, Inc.

3.25%, 3/1/2023 (a)	25	26

2.13%, 4/23/2030 (a)	291	295

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food Products — continued

Conagra Brands, Inc.

5.30%, 11/1/2038	35	44

5.40%, 11/1/2048	105	141

General Mills, Inc. 3.00%, 2/1/2051 (a)	100	101

McCormick & Co., Inc. 2.50%, 4/15/2030	342	352

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	27	30

Mondelez International, Inc. 1.50%, 5/4/2025	80	81

Smithfield Foods, Inc.

5.20%, 4/1/2029 (a)	160	186

3.00%, 10/15/2030 (a)	380	384

Tyson Foods, Inc.

4.88%, 8/15/2034	20	25

5.15%, 8/15/2044	90	116

4.55%, 6/2/2047	100	122

		2,664

Gas Utilities — 0.2%

Atmos Energy Corp.

0.63%, 3/9/2023	105	105

4.13%, 10/15/2044	50	59

4.13%, 3/15/2049	155	186

Boston Gas Co. 4.49%, 2/15/2042 (a)	22	26

Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (a)	80	91

ONE Gas, Inc. 2.00%, 5/15/2030	200	197

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	200	220

Southern California Gas Co.

Series XX, 2.55%, 2/1/2030	195	201

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	53	76

4.80%, 3/15/2047 (a)	26	32

Southwest Gas Corp. 3.80%, 9/29/2046	44	48

		1,241

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories

1.15%, 1/30/2028	170	167

4.75%, 11/30/2036	130	168

Becton Dickinson and Co. 4.67%, 6/6/2047	160	199

Boston Scientific Corp.

4.00%, 3/1/2029	101	115

4.55%, 3/1/2039	100	122

DH Europe Finance II SARL 3.25%, 11/15/2039	184	197

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	27	28

		996

Health Care Providers & Services — 1.0%

Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	130	132

Anthem, Inc.

3.30%, 1/15/2023	18	19

3.35%, 12/1/2024	70	76

4.10%, 3/1/2028	55	63

4.65%, 1/15/2043	18	22

4.65%, 8/15/2044	65	81

Ascension Health Series B, 2.53%, 11/15/2029	190	200

Children’s Hospital Series 2020, 2.93%, 7/15/2050	180	179

Cigna Corp. 4.50%, 2/25/2026	127	145

CommonSpirit Health

1.55%, 10/1/2025	145	146

2.78%, 10/1/2030	145	150

3.91%, 10/1/2050	140	155

CVS Health Corp.

4.30%, 3/25/2028	54	62

5.05%, 3/25/2048	323	420

Hackensack Meridian Health, Inc.

Series 2020, 2.68%, 9/1/2041	390	381

Series 2020, 2.88%, 9/1/2050	230	227

HCA, Inc.

5.25%, 6/15/2026	340	393

5.13%, 6/15/2039	125	156

5.50%, 6/15/2047	245	319

Memorial Health Services 3.45%, 11/1/2049	245	265

MidMichigan Health Series 2020, 3.41%, 6/1/2050	80	86

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	83	92

MultiCare Health System 2.80%, 8/15/2050	120	118

Providence St Joseph Health Obligated Group

Series H, 2.75%, 10/1/2026	36	38

Quest Diagnostics, Inc.

3.45%, 6/1/2026	17	19

2.80%, 6/30/2031	95	99

Texas Health Resources 2.33%, 11/15/2050	140	127

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services— continued

UnitedHealth Group, Inc.

4.63%, 7/15/2035	34	43

3.50%, 8/15/2039	160	179

3.25%, 5/15/2051	140	149

Universal Health Services, Inc. 2.65%, 10/15/2030 (a)	170	171

Yale-New Haven Health Services Corp. Series 2020, 2.50%, 7/1/2050	200	184

		4,896

Hotels, Restaurants & Leisure — 0.0% (b)

McDonald’s Corp. 4.70%, 12/9/2035	60	74

Starbucks Corp. 2.55%, 11/15/2030	170	177

		251

Household Durables — 0.0% (b)

Lennar Corp. 4.50%, 4/30/2024	95	104

Independent Power and Renewable Electricity Producers — 0.2%

Alexander Funding Trust 1.84%, 11/15/2023 (a)	200	204

Exelon Generation Co. LLC

3.40%, 3/15/2022	50	51

4.25%, 6/15/2022	38	39

3.25%, 6/1/2025	250	269

6.25%, 10/1/2039	100	123

5.75%, 10/1/2041	29	34

Southern Power Co. 5.15%, 9/15/2041	50	61

Tri-State Generation and Transmission Association, Inc. 4.25%, 6/1/2046	25	27

		808

Industrial Conglomerates — 0.2%

General Electric Co.

3.45%, 5/1/2027	105	115

3.63%, 5/1/2030	160	179

Honeywell International, Inc. 2.50%, 11/1/2026	150	160

Roper Technologies, Inc.

1.40%, 9/15/2027	350	343

2.00%, 6/30/2030	160	158

		955

Insurance — 1.1%

AIA Group Ltd. (Hong Kong)

3.20%, 3/11/2025 (a)	200	212

3.90%, 4/6/2028 (a)	210	235

3.60%, 4/9/2029 (a)	200	221

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

American Financial Group, Inc. 3.50%, 8/15/2026	100	109

American International Group, Inc. 3.88%, 1/15/2035	180	204

Assurant, Inc. 4.20%, 9/27/2023	85	91

Athene Global Funding

0.95%, 1/8/2024 (a)	490	491

2.75%, 6/25/2024 (a)	155	162

1.45%, 1/8/2026 (a)	370	370

2.95%, 11/12/2026 (a)	410	437

Berkshire Hathaway Finance Corp. 4.30%, 5/15/2043	62	77

Brown & Brown, Inc. 2.38%, 3/15/2031	460	460

Chubb INA Holdings, Inc.

2.88%, 11/3/2022	42	43

2.70%, 3/13/2023	120	125

CNA Financial Corp. 3.95%, 5/15/2024	44	48

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (a) (c) (d) (e)	200	216

F&G Global Funding 1.75%, 6/30/2026 (a)	185	186

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (a)	21	27

Hanover Insurance Group, Inc. (The) 2.50%, 9/1/2030	120	120

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70	83

Intact US Holdings, Inc. 4.60%, 11/9/2022	100	105

Jackson National Life Global Funding

3.88%, 6/11/2025 (a)	87	96

3.05%, 4/29/2026 (a)	104	111

Liberty Mutual Group, Inc.

4.57%, 2/1/2029 (a)	27	32

3.95%, 10/15/2050 (a)	207	230

Lincoln National Corp.

4.20%, 3/15/2022	20	21

4.00%, 9/1/2023	50	53

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (c)	100	110

Markel Corp. 3.63%, 3/30/2023	40	42

MetLife, Inc. 4.13%, 8/13/2042	28	33

New York Life Global Funding 2.35%, 7/14/2026 (a)	65	68

New York Life Insurance Co. 4.45%, 5/15/2069 (a)	105	131

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (a)	195	195

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	134	154

Principal Financial Group, Inc.

3.13%, 5/15/2023	30	31

3.70%, 5/15/2029	30	34

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (c) (d) (e)	50	52

Prudential Financial, Inc. 3.91%, 12/7/2047	61	71

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150	188

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	105	112

Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (a)	50	60

		5,846

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc. 3.88%, 8/22/2037	80	95

eBay, Inc. 2.60%, 5/10/2031	830	845

		940

IT Services — 0.1%

DXC Technology Co. 4.25%, 4/15/2024	34	37

Fiserv, Inc. 3.20%, 7/1/2026	70	76

4.40%, 7/1/2049	65	78

Global Payments, Inc. 4.15%, 8/15/2049	140	161

		352

Leisure Products — 0.1%

Hasbro, Inc. 3.90%, 11/19/2029	332	369

Life Sciences Tools & Services — 0.0% (b)

Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	30	32

Machinery — 0.1%

nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	75	82

Otis Worldwide Corp. 2.57%, 2/15/2030	280	290

Parker-Hannifin Corp.

4.45%, 11/21/2044	30	37

4.10%, 3/1/2047	21	25

Xylem, Inc. 2.25%, 1/30/2031	110	111

		545

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 0.8%

Charter Communications Operating LLC

3.75%, 2/15/2028	245	270

5.38%, 4/1/2038	38	47

4.80%, 3/1/2050	240	276

3.70%, 4/1/2051	445	440

Comcast Cable Holdings LLC 10.13%, 4/15/2022	75	81

Comcast Corp.

3.15%, 3/1/2026	127	138

3.55%, 5/1/2028	66	74

1.95%, 1/15/2031	170	168

4.25%, 1/15/2033	167	199

4.20%, 8/15/2034	89	105

3.90%, 3/1/2038	32	37

4.60%, 10/15/2038	145	180

3.25%, 11/1/2039	130	138

3.75%, 4/1/2040	160	180

4.00%, 11/1/2049	52	61

4.95%, 10/15/2058	180	249

Cox Communications, Inc.

3.35%, 9/15/2026 (a)	67	73

1.80%, 10/1/2030 (a)	235	223

2.95%, 10/1/2050 (a)	180	171

Discovery Communications LLC

5.20%, 9/20/2047	80	99

4.00%, 9/15/2055	124	132

Time Warner Cable LLC

6.55%, 5/1/2037	50	68

7.30%, 7/1/2038	50	73

5.50%, 9/1/2041	100	124

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	90	136

ViacomCBS, Inc.

3.70%, 8/15/2024	46	50

4.00%, 1/15/2026	42	47

2.90%, 1/15/2027	53	56

5.85%, 9/1/2043	110	150

		4,045

Metals & Mining — 0.7%

Anglo American Capital plc (South Africa)

4.00%, 9/11/2027 (a)	200	222

2.63%, 9/10/2030 (a)	200	200

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Metals & Mining — continued

Glencore Funding LLC (Australia)

4.13%, 5/30/2023 (a)	112	119

1.63%, 9/1/2025 (a)	705	713

2.50%, 9/1/2030 (a)	750	749

Nucor Corp. 2.98%, 12/15/2055 (a)	30	29

Reliance Steel & Aluminum Co. 1.30%, 8/15/2025	600	602

Steel Dynamics, Inc.

1.65%, 10/15/2027	126	126

3.45%, 4/15/2030	177	192

Teck Resources Ltd. (Canada) 6.25%, 7/15/2041	210	274

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	130	138

		3,364

Multiline Retail — 0.2%

Dollar General Corp. 4.13%, 5/1/2028	55	63

Kohl’s Corp. 3.38%, 5/1/2031	402	417

Nordstrom, Inc. 4.25%, 8/1/2031 (a)	300	312

		792

Multi-Utlities — 0.3%

Ameren Illinois Co. 3.25%, 3/15/2050	185	200

CenterPoint Energy, Inc. 1.45%, 6/1/2026	230	230

CMS Energy Corp.

3.88%, 3/1/2024	110	118

2.95%, 2/15/2027	47	50

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040	38	51

4.50%, 5/15/2058	54	65

Consumers Energy Co. 3.25%, 8/15/2046	19	20

Delmarva Power & Light Co. 4.15%, 5/15/2045	50	60

Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	60	61

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (a)	50	54

NiSource, Inc.

2.95%, 9/1/2029	85	90

1.70%, 2/15/2031	190	180

San Diego Gas & Electric Co. 5.35%, 5/15/2035	70	90

Sempra Energy 4.05%, 12/1/2023	62	67

Southern Co. Gas Capital Corp.

2.45%, 10/1/2023	19	20

3.25%, 6/15/2026	17	18

5.88%, 3/15/2041	96	133

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — continued

4.40%, 6/1/2043	42	50

3.95%, 10/1/2046	21	23

WEC Energy Group, Inc. 3.55%, 6/15/2025	37	40

		1,620

Oil, Gas & Consumable Fuels — 3.0%

APT Pipelines Ltd. (Australia)

4.20%, 3/23/2025 (a)	120	132

4.25%, 7/15/2027 (a)	73	82

Boardwalk Pipelines LP

4.80%, 5/3/2029	70	81

3.40%, 2/15/2031	170	180

BP Capital Markets America, Inc.

3.02%, 1/16/2027	35	38

2.77%, 11/10/2050	130	120

2.94%, 6/4/2051	205	196

BP Capital Markets plc (United Kingdom)

3.51%, 3/17/2025	15	16

3.28%, 9/19/2027	259	284

Buckeye Partners LP 5.85%, 11/15/2043	100	99

Cameron LNG LLC 3.70%, 1/15/2039 (a)	188	209

Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	200	218

Chevron Corp.

2.41%, 3/3/2022	150	152

2.57%, 5/16/2023	200	207

Chevron USA, Inc.

3.25%, 10/15/2029	110	122

6.00%, 3/1/2041	114	167

Cimarex Energy Co. 3.90%, 5/15/2027	235	259

ConocoPhillips

3.75%, 10/1/2027 (a)	135	152

2.40%, 2/15/2031 (a)	130	133

Diamondback Energy, Inc.

4.75%, 5/31/2025	550	620

3.25%, 12/1/2026	145	155

Eastern Gas Transmission & Storage, Inc. 3.90%, 11/15/2049 (a)	137	137

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	28	30

4.13%, 1/16/2025	33	35

5.38%, 6/26/2026	39	43

Enable Midstream Partners LP

4.95%, 5/15/2028	40	46

4.15%, 9/15/2029	102	111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Energy Transfer LP

4.75%, 1/15/2026	242	272

3.90%, 7/15/2026	24	26

5.50%, 6/1/2027	90	106

6.05%, 6/1/2041	100	127

6.10%, 2/15/2042	60	75

6.00%, 6/15/2048	235	297

5.00%, 5/15/2050	815	943

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	50	65

Enterprise Products Operating LLC

3.90%, 2/15/2024	25	27

3.70%, 2/15/2026	38	42

7.55%, 4/15/2038	86	132

4.45%, 2/15/2043	87	103

5.10%, 2/15/2045	16	20

3.20%, 2/15/2052	50	50

4.95%, 10/15/2054	6	7

EQM Midstream Partners LP 5.50%, 7/15/2028	130	140

EQT Corp. 3.90%, 10/1/2027	60	64

Equinor ASA (Norway)

3.25%, 11/10/2024	23	25

2.88%, 4/6/2025	145	155

Exxon Mobil Corp.

2.99%, 3/19/2025	290	311

3.00%, 8/16/2039	405	416

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (a)	185	187

4.32%, 12/30/2039 (a)	130	132

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (a)	250	247

Gray Oak Pipeline LLC 2.00%, 9/15/2023 (a)	135	138

2.60%, 10/15/2025 (a)	165	169

3.45%, 10/15/2027 (a)	372	391

Hess Corp. 6.00%, 1/15/2040	67	86

HollyFrontier Corp.

2.63%, 10/1/2023	255	263

5.88%, 4/1/2026	138	160

Kinder Morgan, Inc.

2.00%, 2/15/2031	140	135

3.25%, 8/1/2050	170	164

Lundin Energy Finance BV (Netherlands)

2.00%, 7/15/2026 (a)	200	200

3.10%, 7/15/2031 (a)	200	202

Magellan Midstream Partners LP

3.20%, 3/15/2025	14	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

6.40%, 5/1/2037	70	90

Marathon Petroleum Corp.

4.50%, 5/1/2023	213	228

3.63%, 9/15/2024	29	31

4.70%, 5/1/2025	127	143

MPLX LP

4.50%, 7/15/2023	213	228

4.80%, 2/15/2029	261	306

5.20%, 12/1/2047	85	104

NGPL PipeCo LLC 3.25%, 7/15/2031 (a)	215	222

ONEOK Partners LP

3.38%, 10/1/2022	8	8

5.00%, 9/15/2023	72	78

6.65%, 10/1/2036	15	20

ONEOK, Inc.

2.20%, 9/15/2025	250	257

3.40%, 9/1/2029	60	64

Phillips 66 Partners LP

3.15%, 12/15/2029	95	100

4.90%, 10/1/2046	37	44

Pioneer Natural Resources Co. 1.90%, 8/15/2030	270	260

Plains All American Pipeline LP

4.65%, 10/15/2025	235	262

5.15%, 6/1/2042	120	135

4.30%, 1/31/2043	30	30

4.70%, 6/15/2044	110	117

Sabine Pass Liquefaction LLC

5.63%, 3/1/2025	235	269

5.00%, 3/15/2027	450	520

Spectra Energy Partners LP 5.95%, 9/25/2043	25	34

Suncor Energy, Inc. (Canada)

5.95%, 12/1/2034	60	80

6.80%, 5/15/2038	145	208

TC PipeLines LP 3.90%, 5/25/2027	26	29

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (a)	120	124

Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	15	16

TotalEnergies Capital International SA (France)

2.99%, 6/29/2041	350	357

3.46%, 7/12/2049	145	157

3.13%, 5/29/2050	260	264

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

TransCanada PipeLines Ltd. (Canada)

6.20%, 10/15/2037	70	96

4.75%, 5/15/2038	80	96

Valero Energy Corp.

2.70%, 4/15/2023	155	161

1.20%, 3/15/2024	230	232

2.15%, 9/15/2027	210	213

7.50%, 4/15/2032	14	20

Williams Cos., Inc. (The)

3.90%, 1/15/2025	25	27

4.85%, 3/1/2048	53	65

		15,611

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The)

2.60%, 4/15/2030	404	426

3.13%, 12/1/2049	150	163

		589

Pharmaceuticals — 0.8%

AstraZeneca plc (United Kingdom)

6.45%, 9/15/2037	50	75

4.00%, 9/18/2042	40	48

2.13%, 8/6/2050	140	122

Bristol-Myers Squibb Co.

3.90%, 2/20/2028	100	114

4.13%, 6/15/2039	114	138

2.35%, 11/13/2040	175	169

5.00%, 8/15/2045	126	172

4.55%, 2/20/2048	60	78

Mylan, Inc.

3.13%, 1/15/2023 (a)	25	26

5.40%, 11/29/2043	21	26

Royalty Pharma plc

0.75%, 9/2/2023 (a)	240	241

1.20%, 9/2/2025 (a)	235	233

1.75%, 9/2/2027 (a)	235	231

3.30%, 9/2/2040 (a)	195	196

3.55%, 9/2/2050 (a)	200	199

Shire Acquisitions Investments Ireland DAC

2.88%, 9/23/2023	83	87

3.20%, 9/23/2026	234	254

Takeda Pharmaceutical Co. Ltd. (Japan)

3.03%, 7/9/2040	230	233

3.18%, 7/9/2050	225	227

3.38%, 7/9/2060	200	205

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	210	231

Viatris, Inc. 2.30%, 6/22/2027 (a)	589	601

Zoetis, Inc. 2.00%, 5/15/2030	170	169

		4,075

Professional Services — 0.1%

IHS Markit Ltd. 4.25%, 5/1/2029	346	400

Real Estate Management & Development — 0.0% (b)

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (a)	200	204

Road & Rail — 0.5%

Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	85	120

5.40%, 6/1/2041	126	172

4.38%, 9/1/2042	25	31

5.15%, 9/1/2043	77	106

4.70%, 9/1/2045	35	46

Canadian National Railway Co. (Canada) 2.45%, 5/1/2050	190	171

CSX Corp.

5.50%, 4/15/2041	50	68

4.75%, 11/15/2048	108	139

3.35%, 9/15/2049	10	11

ERAC USA Finance LLC

4.50%, 8/16/2021 (a)	45	45

2.60%, 12/1/2021 (a)	50	50

7.00%, 10/15/2037 (a)	160	240

5.63%, 3/15/2042 (a)	12	16

JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	70	75

3.88%, 3/1/2026	85	95

Kansas City Southern 4.70%, 5/1/2048	197	245

Norfolk Southern Corp.

3.95%, 10/1/2042	70	81

4.05%, 8/15/2052	40	47

Penske Truck Leasing Co. LP

3.95%, 3/10/2025 (a)	25	27

3.40%, 11/15/2026 (a)	25	27

4.20%, 4/1/2027 (a)	75	85

Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (a)	270	270

Union Pacific Corp.

4.10%, 9/15/2067	150	173

		2,340

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — 0.7%

Analog Devices, Inc. 4.50%, 12/5/2036	64	75

Broadcom Corp. 3.88%, 1/15/2027	100	110

Broadcom, Inc.

4.25%, 4/15/2026	250	280

1.95%, 2/15/2028 (a)	592	593

4.11%, 9/15/2028	126	142

4.75%, 4/15/2029	370	430

Intel Corp. 3.10%, 2/15/2060	50	51

Microchip Technology, Inc.

0.97%, 2/15/2024 (a)	330	330

0.98%, 9/1/2024 (a)	370	368

NXP BV (China) 2.50%, 5/11/2031 (a)	360	364

3.25%, 5/11/2041 (a)	370	379

Xilinx, Inc. 2.38%, 6/1/2030	215	219

		3,341

Software — 0.5%

Citrix Systems, Inc. 1.25%, 3/1/2026	95	94

Microsoft Corp.

2.65%, 11/3/2022	160	165

2.00%, 8/8/2023	125	129

3.50%, 2/12/2035	68	79

3.45%, 8/8/2036	60	69

2.92%, 3/17/2052	65	69

3.04%, 3/17/2062	40	43

Oracle Corp.

2.50%, 5/15/2022	52	53

2.40%, 9/15/2023	101	105

2.30%, 3/25/2028	370	379

4.30%, 7/8/2034	23	27

3.90%, 5/15/2035	93	104

3.85%, 7/15/2036	107	118

3.60%, 4/1/2040	450	474

3.65%, 3/25/2041	300	317

4.00%, 7/15/2046	110	119

VMware, Inc.

2.95%, 8/21/2022	101	104

4.65%, 5/15/2027	135	155

		2,603

Specialty Retail — 0.2%

AutoZone, Inc. 1.65%, 1/15/2031	180	171

Home Depot, Inc. (The) 3.90%, 12/6/2028	110	128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — continued

Lowe’s Cos., Inc.

3.65%, 4/5/2029	141	158

1.70%, 10/15/2030	430	413

2.63%, 4/1/2031	105	108

O’Reilly Automotive, Inc.

3.55%, 3/15/2026	80	88

3.60%, 9/1/2027	49	55

		1,121

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc. 3.20%, 5/13/2025	32	35

2.45%, 8/4/2026	74	79

3.00%, 6/20/2027	56	62

3.45%, 2/9/2045	82	92

3.85%, 8/4/2046	117	139

3.75%, 9/12/2047	140	164

Dell International LLC 5.45%, 6/15/2023	120	130

6.02%, 6/15/2026	522	627

HP, Inc. 3.00%, 6/17/2027	160	171

		1,499

Thrifts & Mortgage Finance — 0.2%

BPCE SA (France) 4.63%, 7/11/2024 (a)	200	220

1.00%, 1/20/2026 (a)	305	301

(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (c)	250	251

(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (c)	250	245

Nationwide Building Society (United Kingdom) 1.00%, 8/28/2025 (a)	200	198

		1,215

Tobacco — 0.2%

Altria Group, Inc. 2.45%, 2/4/2032	410	397

BAT Capital Corp. (United Kingdom) 2.26%, 3/25/2028	210	208

3.73%, 9/25/2040	140	137

4.54%, 8/15/2047	60	64

3.98%, 9/25/2050	220	214

BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	160	160

		1,180

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Trading Companies & Distributors — 0.4%

Air Lease Corp. 2.30%, 2/1/2025	245	253

3.25%, 3/1/2025	48	51

3.38%, 7/1/2025	378	406

2.88%, 1/15/2026	160	168

3.25%, 10/1/2029	220	229

Aviation Capital Group LLC 2.88%, 1/20/2022 (a)	100	101

5.50%, 12/15/2024 (a)	174	196

BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021 (a)	200	201

International Lease Finance Corp. 8.63%, 1/15/2022	70	73

5.88%, 8/15/2022	150	159

WW Grainger, Inc. 4.60%, 6/15/2045	77	100

		1,937

Transportation Infrastructure — 0.1%

Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (a)	360	385

Water Utilities — 0.1%

American Water Capital Corp. 3.45%, 6/1/2029	35	39

4.00%, 12/1/2046	52	61

3.45%, 5/1/2050	225	243

		343

Wireless Telecommunication Services — 0.6%

America Movil SAB de CV (Mexico) 3.63%, 4/22/2029	200	220

4.38%, 4/22/2049	200	245

Rogers Communications, Inc. (Canada) 4.35%, 5/1/2049	100	118

T-Mobile USA, Inc. 1.50%, 2/15/2026	280	282

3.75%, 4/15/2027	460	508

2.05%, 2/15/2028	370	376

3.88%, 4/15/2030	850	950

Vodafone Group plc (United Kingdom) 5.25%, 5/30/2048	64	84

4.88%, 6/19/2049	255	322

		3,105

Total Corporate Bonds (Cost $162,913)		171,272

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — 19.5%

FHLMC

Pool # 611141, ARM, 2.23%, 1/1/2027 (g)	11		11

Pool # 846812, ARM, 2.41%, 4/1/2030 (g)	3		3

Pool # 1B1665, ARM, 2.07%, 4/1/2034 (g)	12		12

Pool # 1B2844, ARM, 1.96%, 3/1/2035 (g)	28		29

Pool # 1B3209, ARM, 2.17%, 1/1/2037 (g)	9		9

FHLMC Gold Pools, 30 Year

Pool # G00981, 8.50%, 7/1/2028	1		1

Pool # C00785, 6.50%, 6/1/2029	7		8

Pool # C01292, 6.00%, 2/1/2032	4		5

Pool # A13625, 5.50%, 10/1/2033	25		29

Pool # A28796, 6.50%, 11/1/2034	7		8

Pool # A46417, 7.00%, 4/1/2035	32		38

Pool # V83115, 4.50%, 3/1/2047	796		866

Pool # Q48338, 4.50%, 5/1/2047	53		57

Pool # G61060, 4.50%, 6/1/2047	1,064		1,159

FHLMC Gold Pools, Other

Pool # P20570, 7.00%, 7/1/2029	29		32

Pool # U80265, 3.50%, 4/1/2033	283		304

Pool # U90690, 3.50%, 6/1/2042	284		307

Pool # U90975, 4.00%, 6/1/2042	122		134

Pool # U99134, 4.00%, 1/1/2046	195		214

FHLMC UMBS, 30 Year

Pool # RA2008, 4.00%, 1/1/2050	510		551

Pool # QB1284, 3.50%, 7/1/2050	952		1,005

Pool # QB1248, 4.00%, 7/1/2050	1,027		1,124

FNMA

Pool # 303532, ARM, 3.90%, 3/1/2029 (g)	—	(h)	—	(h)

Pool # 745446, ARM, 2.41%, 4/1/2033 (g)	14		14

Pool # 722985, ARM, 2.27%, 7/1/2033 (g)	14		14

Pool # 766610, ARM, 2.09%, 1/1/2034 (g)	17		17

Pool # 735332, ARM, 2.32%, 8/1/2034 (g)	28		30

Pool # 735740, ARM, 1.84%, 10/1/2034 (g)	16		16

Pool # 810896, ARM, 1.76%, 1/1/2035 (g)	51		54

Pool # 823660, ARM, 1.97%, 5/1/2035 (g)	26		26

FNMA UMBS, 15 Year

Pool # 840495, 5.50%, 4/1/2022	1		1

Pool # 899316, 5.50%, 4/1/2022	—	(h)	—	(h)

Pool # 928637, 6.00%, 9/1/2022	1		1

Pool # 949415, 4.50%, 3/1/2023	2		2

Pool # 962871, 4.50%, 5/1/2023	3		2

FNMA UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	1		1

Pool # 555791, 6.50%, 12/1/2022	—	(h)	1

Pool # 762498, 5.00%, 11/1/2023	33		36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 255609, 4.50%, 1/1/2025	5	5

Pool # FM1345, 4.50%, 11/1/2038	781	850

FNMA UMBS, 30 Year

Pool # 250375, 6.50%, 9/1/2025	1	1

Pool # 689977, 8.00%, 3/1/2027	9	9

Pool # 755973, 8.00%, 11/1/2028	17	20

Pool # 252211, 6.00%, 1/1/2029	1	1

Pool # 524949, 7.50%, 3/1/2030	6	6

Pool # 622534, 3.00%, 9/1/2031	98	103

Pool # 788150, 6.00%, 3/1/2032	14	16

Pool # 545639, 6.50%, 4/1/2032	29	35

Pool # 674349, 6.00%, 3/1/2033	5	6

Pool # AD0755, 7.00%, 6/1/2035	384	452

Pool # 833039, 5.00%, 9/1/2035	17	20

Pool # 745932, 6.50%, 11/1/2036	36	42

Pool # 944831, 5.50%, 2/1/2038	4	5

Pool # 961799, 5.50%, 3/1/2038	2	3

Pool # 985558, 5.50%, 6/1/2038	1	1

Pool # AL3438, 6.50%, 10/1/2038	353	401

Pool # AA4236, 4.50%, 4/1/2039	120	132

Pool # 935241, 4.50%, 5/1/2039	5	5

Pool # MA2535, 4.50%, 2/1/2046	267	291

Pool # BH4683, 4.00%, 6/1/2047	323	354

Pool # BH4684, 4.00%, 6/1/2047	319	349

Pool # BH4685, 4.00%, 6/1/2047	270	294

Pool # BK9030, 5.00%, 10/1/2048	861	943

Pool # BM5430, 5.00%, 1/1/2049	492	551

Pool # BN5899, 5.00%, 2/1/2049	156	172

Pool # BK8745, 4.50%, 4/1/2049	465	501

Pool # BN4707, 5.00%, 4/1/2049	707	785

Pool # FM1939, 4.50%, 5/1/2049	393	423

Pool # CA3713, 5.00%, 6/1/2049	394	431

Pool # BN6475, 4.00%, 7/1/2049	257	275

Pool # BO2170, 4.00%, 7/1/2049	488	521

Pool # BO2305, 4.00%, 7/1/2049	129	138

Pool # BK8758, 4.50%, 7/1/2049	449	489

Pool # BO5625, 3.50%, 8/1/2049	817	876

Pool # BP4357, 3.00%, 2/1/2050	921	988

FNMA, 30 Year

Pool # 506427, 9.00%, 4/1/2025	7	7

Pool # 535442, 8.50%, 6/1/2030	1	1

FNMA, Other

Pool # AM0806, 2.45%, 11/1/2022	484	493

Pool # AM1619, 2.34%, 12/1/2022	235	240

Pool # AM2747, 2.50%, 4/1/2023	500	514

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM3244, 2.52%, 5/1/2023	1,000	1,029

Pool # AM3851, 3.02%, 7/1/2023	1,000	1,040

Pool # AN0029, 3.10%, 9/1/2025	958	1,040

Pool # AM4660, 3.77%, 12/1/2025	288	320

Pool # AN0890, 2.63%, 3/1/2026	471	504

Pool # AM6381, 3.29%, 8/1/2026	986	1,080

Pool # BL0044, 3.71%, 8/1/2026	783	874

Pool # AM7321, 3.12%, 11/1/2026	939	1,028

Pool # AM7515, 3.34%, 2/1/2027	1,000	1,106

Pool # AN1600, 2.59%, 6/1/2028	852	916

Pool # AN9686, 3.52%, 6/1/2028	500	566

Pool # 109452, 3.64%, 8/1/2028	963	967

Pool # 405220, 6.00%, 9/1/2028	4	4

Pool # BL5798, 2.47%, 12/1/2028	1,251	1,334

Pool # BL1040, 3.81%, 12/1/2028	300	348

Pool # BL4435, 2.42%, 10/1/2029	700	744

Pool # AN6846, 2.93%, 10/1/2029	1,100	1,211

Pool # BL4333, 2.52%, 11/1/2029	1,089	1,168

Pool # BS0448, 1.27%, 12/1/2029	1,291	1,274

Pool # AN9976, 3.96%, 2/1/2030	1,200	1,410

Pool # BL6267, 2.01%, 4/1/2030	1,350	1,389

Pool # AM8692, 3.03%, 4/1/2030	650	719

Pool # AM8544, 3.08%, 4/1/2030	472	523

Pool # BL6386, 2.02%, 8/1/2030	1,059	1,098

Pool # BL9251, 1.45%, 10/1/2030	1,200	1,193

Pool # BL9645, 1.50%, 1/1/2031	1,100	1,096

Pool # BL9627, 1.56%, 1/1/2031	1,300	1,303

Pool # 754922, 5.50%, 9/1/2033	23	26

Pool # 847108, 6.50%, 10/1/2035	71	80

Pool # AL9678, 4.00%, 2/1/2036	821	882

Pool # AN1330, 3.19%, 3/1/2036	1,021	1,132

Pool # 257172, 5.50%, 4/1/2038	3	3

Pool # AO9352, 4.00%, 7/1/2042	157	173

Pool # MA1125, 4.00%, 7/1/2042	200	219

Pool # MA1178, 4.00%, 9/1/2042	106	116

Pool # MA1437, 3.50%, 5/1/2043	335	362

Pool # AL6167, 3.50%, 1/1/2044	352	380

Pool # MA2545, 3.50%, 2/1/2046	699	754

Pool # MA2793, 3.50%, 10/1/2046	262	282

Pool # BF0230, 5.50%, 1/1/2058 (i)	1,690	2,012

Pool # BF0464, 3.50%, 3/1/2060	1,101	1,197

Pool # BF0497, 3.00%, 7/1/2060 (i)	945	1,002

FNMA/FHLMC UMBS, Single Family, 15 Year

TBA, 2.00%, 9/25/2036 (i)	2,560	2,633

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 8/25/2051 (i)	13,375		13,808

TBA, 2.50%, 9/25/2051 (i)	7,570		7,798

GNMA I, 30 Year

Pool # 326977, 7.50%, 5/15/2023	1		1

Pool # 359588, 7.50%, 6/15/2023	—	(h)	—	(h)

Pool # 782507, 9.50%, 10/15/2024	—	(h)	—	(h)

Pool # 780029, 9.00%, 11/15/2024	—	(h)	—	(h)

Pool # 405535, 7.00%, 12/15/2025	1		1

Pool # 412336, 8.00%, 10/15/2027	1		1

Pool # 451507, 8.00%, 10/15/2027	2		2

Pool # 412369, 7.00%, 11/15/2027	1		1

Pool # 467705, 6.50%, 3/15/2028	1		1

Pool # 472679, 7.00%, 6/15/2028	3		3

Pool # 486537, 7.50%, 9/15/2028	2		2

Pool # 781614, 7.00%, 6/15/2033	4		5

Pool # 617653, 6.00%, 5/15/2037	28		32

Pool # 678574, 5.50%, 6/15/2038	624		733

Pool # 681554, 5.50%, 7/15/2038	562		662

Pool # 678169, 5.50%, 9/15/2038	342		403

Pool # 681568, 5.50%, 9/15/2038	567		668

Pool # 694458, 6.00%, 10/15/2038	5		6

Pool # 782510, 6.50%, 12/15/2038	16		19

GNMA II

Pool # 81074, ARM, 2.75%, 9/20/2034 (g)	32		33

GNMA II, 30 Year

Pool # 2006, 8.50%, 5/20/2025	1		1

Pool # 2324, 8.00%, 11/20/2026	13		15

Pool # 2341, 7.50%, 12/20/2026	1		1

Pool # 2362, 8.00%, 1/20/2027	1		2

Pool # BJ9823, 3.75%, 4/20/2048	1,498		1,661

Pool # BP4337, 4.50%, 9/20/2049	712		783

Pool # BP5551, 4.50%, 9/20/2049	646		708

Pool # BR0553, 4.50%, 2/20/2050	637		716

Pool # BS7393, 4.00%, 3/20/2050	842		910

Pool # BT8093, 3.50%, 4/20/2050	1,166		1,249

Pool # BS7411, 4.00%, 4/20/2050	1,802		1,948

Pool # BT4341, 3.00%, 7/20/2050	1,376		1,458

Pool # MA7136, 2.50%, 1/20/2051	10,931		11,342

GNMA II, Other

Pool # AD0018, 3.75%, 12/20/2032	107		115

Total Mortgage-Backed Securities (Cost $97,434)			99,495

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 19.3%

U.S. Treasury Bonds 8.00%, 11/15/2021	338	348

4.25%, 5/15/2039	105	144

1.13%, 5/15/2040	1,285	1,109

3.88%, 8/15/2040	100	131

1.88%, 2/15/2041	940	920

3.13%, 11/15/2041	950	1,132

2.75%, 11/15/2042	2,345	2,642

3.13%, 2/15/2043	500	597

2.88%, 5/15/2043	1,590	1,829

3.63%, 8/15/2043	350	451

3.75%, 11/15/2043	702	921

3.63%, 2/15/2044	645	834

3.38%, 5/15/2044	1,000	1,247

3.00%, 11/15/2044	663	781

2.50%, 2/15/2045	2,000	2,164

2.88%, 8/15/2045	500	578

3.00%, 11/15/2045	1,000	1,182

2.25%, 8/15/2046	1,904	1,968

3.00%, 2/15/2048	90	107

3.13%, 5/15/2048	176	215

2.88%, 5/15/2049	160	187

2.25%, 8/15/2049	1,095	1,134

2.38%, 11/15/2049	265	282

2.00%, 2/15/2050	645	634

1.38%, 8/15/2050	140	118

1.63%, 11/15/2050	2,240	2,012

1.88%, 2/15/2051	3,477	3,319

2.38%, 5/15/2051	50	53

U.S. Treasury Inflation Indexed Bonds 3.63%, 4/15/2028	300	668

2.50%, 1/15/2029	100	160

U.S. Treasury Notes 2.13%, 8/15/2021	500	501

1.25%, 10/31/2021	3,500	3,514

2.00%, 10/31/2021	100	101

1.88%, 11/30/2021	950	957

1.38%, 1/31/2022	9,000	9,069

1.75%, 2/28/2022	3,300	3,337

1.63%, 8/31/2022	1,000	1,017

1.75%, 9/30/2022	150	153

1.50%, 2/28/2023	525	536

1.75%, 5/15/2023	3,079	3,166

2.75%, 5/31/2023	46	48

2.50%, 8/15/2023	600	628

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

1.38%, 8/31/2023	700	717

1.63%, 10/31/2023	2,000	2,061

2.13%, 2/29/2024	94	98

2.50%, 5/15/2024	30	32

2.00%, 6/30/2024	10	10

2.25%, 11/15/2024	112	118

1.75%, 12/31/2024	2,621	2,727

2.00%, 2/15/2025	1,000	1,050

2.88%, 4/30/2025	146	158

2.13%, 5/15/2025	500	528

2.88%, 5/31/2025	318	345

2.00%, 8/15/2025	729	767

2.25%, 11/15/2025	610	649

1.63%, 2/15/2026	59	62

0.50%, 2/28/2026	4,015	3,954

1.50%, 8/15/2026	28	29

2.00%, 11/15/2026	84	89

1.75%, 12/31/2026	2,282	2,379

2.25%, 2/15/2027	108	115

0.38%, 9/30/2027	1,160	1,108

2.75%, 2/15/2028	65	72

1.25%, 3/31/2028	2,285	2,294

2.88%, 5/15/2028	991	1,101

1.75%, 11/15/2029	265	274

1.50%, 2/15/2030	129	130

0.88%, 11/15/2030	2,050	1,949

U.S. Treasury STRIPS Bonds 2.27%, 8/15/2021 (j)	1,800	1,800

3.29%, 11/15/2021 (j)	675	675

3.04%, 2/15/2022 (j)	720	720

2.79%, 5/15/2022 (j)	760	760

3.33%, 8/15/2022 (j)	75	75

1.89%, 11/15/2022 (j)	750	748

3.16%, 2/15/2023 (j)	2,690	2,680

2.73%, 5/15/2023 (j)	2,420	2,410

2.33%, 8/15/2023 (j)	1,890	1,879

2.75%, 11/15/2023 (j)	173	172

1.75%, 2/15/2024 (j)	327	324

3.42%, 11/15/2024 (j)	110	108

4.00%, 2/15/2025 (j)	50	49

5.34%, 5/15/2026 (j)	100	96

3.71%, 8/15/2026 (j)	23	22

3.77%, 11/15/2026 (j)	250	236

4.45%, 2/15/2027 (j)	300	282

3.83%, 5/15/2027 (j)	725	678

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

3.51%, 8/15/2027 (j)	250	232

4.19%, 11/15/2027 (j)	710	657

3.26%, 2/15/2028 (j)	27	25

3.05%, 5/15/2028 (j)	140	128

8.08%, 8/15/2028 (j)	50	45

4.42%, 2/15/2029 (j)	658	590

1.62%, 8/15/2029 (j)	3,400	3,013

4.10%, 11/15/2029 (j)	200	176

5.05%, 5/15/2030 (j)	300	261

4.26%, 8/15/2030 (j)	300	260

3.76%, 11/15/2030 (j)	500	430

4.88%, 2/15/2031 (j)	350	300

4.12%, 5/15/2031 (j)	275	234

3.43%, 11/15/2031 (j)	760	639

4.04%, 2/15/2032 (j)	350	292

4.46%, 11/15/2032 (j)	800	656

4.07%, 2/15/2033 (j)	400	326

4.11%, 5/15/2033 (j)	1,175	951

6.92%, 8/15/2033 (j)	100	80

4.61%, 11/15/2033 (j)	1,025	819

4.20%, 2/15/2034 (j)	775	615

3.47%, 11/15/2034 (j)	50	39

3.49%, 2/15/2035 (j)	65	50

3.74%, 5/15/2035 (j)	250	193

2.41%, 11/15/2041 (j)	100	64

Total U.S. Treasury Obligations (Cost $94,384)		98,499

Asset-Backed Securities — 10.0%

ACC Trust Series 2019-2, Class A, 2.82%, 2/21/2023 (a)	95	95

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	97	100

Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	74	76

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	227	229

Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	161	157

American Airlines Pass-Through Trust

Series 2014-1, Class A, 3.70%, 10/1/2026	33	33

Series 2016-3, Class AA, 3.00%, 10/15/2028	189	192

Series 2017-1, Class AA, 3.65%, 2/15/2029	130	133

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

American Homes 4 Rent

Series 2015-SFR1, Class D, 4.41%, 4/17/2052 ‡ (a)	380	404

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (a)	100	109

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (a)	398	423

Series 2014-SFR2, Class C, 4.71%, 10/17/2036 ‡ (a)	200	215

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	220	234

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (a)	200	219

Series 2015-SFR2, Class C, 4.69%, 10/17/2052 ‡ (a)	200	217

American Tower Trust #1 3.07%, 3/15/2023 (a)	80	80

3.65%, 3/23/2028 (a)	160	176

AMSR Trust

Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	850	865

Series 2020-SFR2, Class C, 2.53%, 7/17/2037 ‡ (a)	1,000	1,020

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (a)	750	753

Series 2020-SFR4, Class C, 1.86%, 11/17/2037 ‡ (a)	1,000	997

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	72	75

Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	96	98

Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	145	147

Business Jet Securities LLC

Series 2019-1, Class A, 4.21%, 7/15/2034 (a)	486	499

Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	912	929

Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	545	549

Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	356	365

Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	160	164

Carvana Auto Receivables Trust

Series 2019-2A, Class C, 3.00%, 6/17/2024 (a)	675	689

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-3A, Class C, 2.71%, 10/15/2024 (a)	875	893

Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	940	977

Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	1,000	1,041

CIG Auto Receivables Trust Series 2020-1A, Class C, 1.75%, 1/12/2026 (a)	1,000	1,011

Continental Airlines Pass-Through Trust Series 2012-1, Class A, 4.15%, 4/11/2024	121	129

CoreVest American Finance Trust

Series 2019-2, Class D, 4.22%, 6/15/2052 ‡ (a)	500	537

Series 2019-3, Class B, 3.16%, 10/15/2052 ‡ (a)	700	744

Series 2020-3, Class B, 2.20%, 8/15/2053 ‡ (a)	810	785

CPS Auto Trust Series 2018-C, Class C, 3.68%, 6/17/2024 (a)	490	492

Credit Acceptance Auto Loan Trust Series 2020-1A, Class B, 2.39%, 4/16/2029 (a)	645	663

Credit Suisse ABS Trust Series 2020-AT1, Class A, 2.61%, 10/15/2026 (a)	663	677

Crown Castle Towers LLC 3.22%, 5/15/2022 (a)	42	42

3.66%, 5/15/2025 (a)	60	64

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 0.84%, 3/25/2034 ‡ (g)	9	9

Series 2004-1, Class M2, 0.92%, 3/25/2034 ‡ (g)	5	5

Series 2004-1, Class 3A, 0.65%, 4/25/2034 ‡ (g)	1	1

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	650	658

Delta Air Lines Pass-Through Trust Series 2015-1, Class AA, 3.63%, 7/30/2027	304	327

Drive Auto Receivables Trust

Series 2017-1, Class D, 3.84%, 3/15/2023	31	31

Series 2017-3, Class D, 3.53%, 12/15/2023 (a)	139	140

Series 2019-4, Class C, 2.51%, 11/17/2025	375	380

Series 2019-1, Class D, 4.09%, 6/15/2026	170	176

Series 2020-2, Class D, 3.05%, 5/15/2028	1,000	1,042

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

DT Auto Owner Trust

Series 2019-4A, Class C, 2.73%, 7/15/2025 (a)	604	615

Series 2020-2A, Class B, 2.08%, 3/16/2026 (a)	850	864

Exeter Automobile Receivables Trust

Series 2019-4A, Class C, 2.44%, 9/16/2024 (a)	415	420

Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	590	609

Series 2019-4A, Class D, 2.58%, 9/15/2025 (a)	1,315	1,350

FirstKey Homes Trust

Series 2020-SFR1, Class D, 2.24%, 9/17/2025 ‡ (a)	800	807

Series 2020-SFR1, Class E, 2.79%, 8/17/2037 ‡ (a)	500	510

Series 2020-SFR2, Class E, 2.67%, 10/19/2037 ‡ (a)	850	864

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	427	465

FORT CRE LLC Series 2018-1A, Class C, 2.93%, 11/16/2035 ‡ (a) (g)	760	746

Foundation Finance Trust Series 2020-1A, Class A, 3.54%, 7/16/2040 (a)	590	612

FREED ABS Trust

Series 2019-2, Class A, 2.62%, 11/18/2026 (a)	20	20

Series 2020-FP1, Class B, 3.06%, 3/18/2027 ‡ (a)	800	811

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (a)	7	7

Goodgreen Series 2019-2A, Class A, 2.76%, 4/15/2055 (a)	354	363

Goodgreen Trust Series

2017-1A, Class A, 3.74%, 10/15/2052 (a)	48	50

Series 2017-2A, Class A, 3.26%, 10/15/2053 (a)	195	204

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (a)	57	54

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	152	159

HERO Funding Trust (Cayman Islands) Series 2016-3A, Class A1, 3.08%, 9/20/2042 (a)	38	39

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (a)	110	116

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (a)	62	63

Lakeview CDO LLC 1.83%, 11/10/2032 ‡ (g)	503	503

LL ABS Trust Series 2019-1A, Class A, 2.87%, 3/15/2027 (a)	13	13

Long Beach Mortgage Loan Trust Series 2003-4, Class M1, 1.11%, 8/25/2033 ‡ (g)	13	12

Series 2004-1, Class M1, 0.84%, 2/25/2034 ‡ (g)	38	38

Series 2004-1, Class M2, 0.92%, 2/25/2034 ‡ (g)	3	3

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (a)	925	948

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (a)	560	562

MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (a)	492	498

MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (a)	118	122

New Century Home Equity Loan Trust Series 2005-1, Class M1, 0.77%, 3/25/2035 ‡ (g)	59	59

NMEF Funding LLC Series 2019-A, Class B, 3.06%, 8/17/2026 ‡ (a)	870	882

NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	920	929

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (a)	270	273

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (a)	561	564

Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/8/2024 (a)	801	802

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (a)	560	574

Pagaya AI Debt Selection Trust Series 2021-1, Class A, 1.18%, 11/15/2027 (a)	1,824	1,827

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (a) (f)	603	609

Progress Residential Trust Series 2019-SFR4, Class D, 3.14%, 10/17/2036 ‡ (a)	800	812

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (a)	48	51

Santander Drive Auto Receivables Trust Series 2018-1, Class D, 3.32%, 3/15/2024	305	309

Series 2019-2, Class C, 2.90%, 10/15/2024	190	193

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Sierra Timeshare Receivables Funding LLC

Series 2019-3A, Class C, 3.00%, 8/20/2036 ‡ (a)	407	416

Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	503	506

Small Business Lending Trust Series 2020-A, Class B, 3.20%, 12/15/2026 ‡ (a)	2,300	2,311

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	51	52

Synchrony Card Funding LLC

Series 2019-A1, Class A, 2.95%, 3/15/2025	809	825

Series 2019-A2, Class A, 2.34%, 6/15/2025	850	867

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	370	372

Tricolor Auto Securitization Trust Series 2020-1A, Class A, 4.88%, 11/15/2026 (a)	576	577

United Airlines Pass-Through Trust

Series 2013-1, Class A, 4.30%, 8/15/2025	136	143

Series 2016-1, Class B, 3.65%, 1/7/2026	46	46

Series 2018-1, Class B, 4.60%, 3/1/2026	31	32

Series 2014-1, Class A, 4.00%, 4/11/2026	50	53

Series 2016-2, Class AA, 2.88%, 10/7/2028	81	83

Series 2016-2, Class A, 3.10%, 10/7/2028	261	263

Series 2018-1, Class A, 3.70%, 3/1/2030	358	365

Series 2019-1, Class AA, 4.15%, 8/25/2031	236	258

Series 2019-2, Class AA, 2.70%, 5/1/2032	213	214

US Auto Funding LLC

Series 2019-1A, Class B, 3.99%, 12/15/2022 (a)	295	297

Series 2018-1A, Class A, 5.50%, 7/15/2023 (a)	49	49

Verizon Owner Trust Series 2018-A, Class A1A, 3.23%, 4/20/2023	118	119

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (a) (f)	777	777

Westgate Resorts LLC

Series 2017-1A, Class A, 3.05%, 12/20/2030 (a)	36	36

Series 2020-1A, Class B, 3.96%, 3/20/2034 ‡ (a)	513	530

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	375	382

Total Asset-Backed Securities (Cost $50,078)		50,970

Collateralized Mortgage Obligations — 9.3%

Acre Series 2017-A, 6.25%, 12/22/2021 ‡	273	270

Alternative Loan Trust

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	577	580

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2005-22T1, Class A2, IF, IO, 4.98%, 6/25/2035 ‡ (g)	317		49

Series 2005-20CB, Class 3A8, IF, IO, 4.66%, 7/25/2035 ‡ (g)	171		23

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	240		240

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	89		84

Banc of America Alternative Loan Trust Series 2004-6, Class 15, PO, 7/25/2019 ‡	2		1

Banc of America Funding Trust Series 2004-1, PO, 3/25/2034 ‡	10		8

Series 2005-E, Class 4A1, 2.98%, 3/20/2035 (g)	—	(h)	—	(h)

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	61		62

Series 2005-7, Class 30, PO, 11/25/2035 ‡	10		10

Bayview Financing Trust Series 2020-3F, Class A, 3.08%, 11/10/2022 ‡ (a) (g)	927		927

Bear Stearns ARM Trust

Series 2003-7, Class 3A, 2.19%, 10/25/2033 (g)	5		5

Series 2006-1, Class A1, 2.37%, 2/25/2036 (g)	44		45

Castlelake Frn 0.00%, 3/15/2023	1,500		1,500

CHL Mortgage Pass-Through Trust

Series 2004-HYB1, Class 2A, 2.58%, 5/20/2034 (g)	8		8

Series 2004-HYB3, Class 2A, 2.10%, 6/20/2034 (g)	15		16

Series 2004-7, Class 2A1, 2.45%, 6/25/2034 (g)	17		17

Series 2005-16, Class A23, 5.50%, 9/25/2035	31		27

Series 2005-22, Class 2A1, 2.61%, 11/25/2035 (g)	74		70

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class 1, PO, 12/25/2018 ‡	—	(h)	—	(h)

Series 2003-HYB1, Class A, 2.59%, 9/25/2033 (g)	6		6

Citigroup Mortgage Loan Trust, Inc.

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	1		1

Series 2005-1, Class 2A1A, 2.38%, 2/25/2035 (g)	40		38

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (a) (g)	1,843		1,849

CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (a)	67		88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

FHLMC — GNMA

Series 8, Class ZA, 7.00%, 3/25/2023	7		7

FHLMC, REMIC

Series 1250, Class J, 7.00%, 5/15/2022	—	(h)	—	(h)

Series 1316, Class Z, 8.00%, 6/15/2022	—	(h)	—	(h)

Series 1324, Class Z, 7.00%, 7/15/2022	1		1

Series 1343, Class LB, 7.50%, 8/15/2022	1		1

Series 1343, Class LA, 8.00%, 8/15/2022	3		3

Series 1395, Class G, 6.00%, 10/15/2022	—	(h)	—	(h)

Series 1394, Class ID, IF, 9.57%, 10/15/2022 (g)	1		1

Series 2535, Class BK, 5.50%, 12/15/2022	3		3

Series 1798, Class F, 5.00%, 5/15/2023	2		2

Series 1505, Class Q, 7.00%, 5/15/2023	1		1

Series 1518, Class G, IF, 8.88%, 5/15/2023 (g)	1		1

Series 1541, Class O, 0.90%, 7/15/2023 (g)	1		1

Series 2638, Class DS, IF, 8.53%, 7/15/2023 (g)	6		6

Series 1577, Class PV, 6.50%, 9/15/2023	32		34

Series 1584, Class L, 6.50%, 9/15/2023	18		18

Series 1633, Class Z, 6.50%, 12/15/2023	19		20

Series 1638, Class H, 6.50%, 12/15/2023	25		27

Series 2283, Class K, 6.50%, 12/15/2023	2		2

Series 1700, Class GA, PO, 2/15/2024	—	(h)	—	(h)

Series 1865, Class D, PO, 2/15/2024	3		3

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (g)	2		2

Series 1694, Class PK, 6.50%, 3/15/2024	2		2

Series 2033, Class SN, HB, IF, 29.89%, 3/15/2024 (g)	1		—	(h)

Series 2306, Class K, PO, 5/15/2024	1		1

Series 2306, Class SE, IF, IO, 8.96%, 5/15/2024 (g)	2		—	(h)

Series 1863, Class Z, 6.50%, 7/15/2026	6		6

Series 1981, Class Z, 6.00%, 5/15/2027	4		4

Series 1987, Class PE, 7.50%, 9/15/2027	6		6

Series 1999, Class PU, 7.00%, 10/15/2027	17		18

Series 2031, Class PG, 7.00%, 2/15/2028	34		38

Series 2035, Class PC, 6.95%, 3/15/2028	35		39

Series 2038, Class PN, IO, 7.00%, 3/15/2028	2		—	(h)

Series 2057, Class PE, 6.75%, 5/15/2028	47		54

Series 2054, Class PV, 7.50%, 5/15/2028	6		7

Series 2064, Class TE, 7.00%, 6/15/2028	8		10

Series 2075, Class PH, 6.50%, 8/15/2028	7		8

Series 2095, Class PE, 6.00%, 11/15/2028	23		26

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2132, Class SB, HB, IF, 30.15%, 3/15/2029 (g)	1		2

Series 2178, Class PB, 7.00%, 8/15/2029	13		15

Series 2182, Class ZB, 8.00%, 9/15/2029	23		27

Series 2204, Class GB, 8.00%, 12/20/2029 (g)	—	(h)	—	(h)

Series 2247, Class Z, 7.50%, 8/15/2030	5		6

Series 2259, Class ZC, 7.35%, 10/15/2030	103		123

Series 2325, Class PM, 7.00%, 6/15/2031	4		5

Series 2359, Class ZB, 8.50%, 6/15/2031	16		19

Series 2344, Class ZD, 6.50%, 8/15/2031	29		34

Series 2344, Class ZJ, 6.50%, 8/15/2031	5		6

Series 2345, Class NE, 6.50%, 8/15/2031	2		3

Series 2367, Class ME, 6.50%, 10/15/2031	45		51

Series 2390, Class DO, PO, 12/15/2031	4		4

Series 2410, Class OE, 6.38%, 2/15/2032	5		5

Series 2410, Class QX, IF, IO, 8.58%, 2/15/2032 (g)	8		2

Series 2412, Class SP, IF, 15.95%, 2/15/2032 (g)	9		12

Series 2410, Class QS, IF, 19.31%, 2/15/2032 (g)	7		10

Series 2423, Class MC, 7.00%, 3/15/2032	17		20

Series 2423, Class MT, 7.00%, 3/15/2032	27		32

Series 2444, Class ES, IF, IO, 7.88%, 3/15/2032 (g)	11		2

Series 2450, Class SW, IF, IO, 7.93%, 3/15/2032 (g)	7		1

Series 2647, Class A, 3.25%, 4/15/2032	31		33

Series 2435, Class CJ, 6.50%, 4/15/2032	59		69

Series 2455, Class GK, 6.50%, 5/15/2032	17		20

Series 2484, Class LZ, 6.50%, 7/15/2032	13		15

Series 2500, Class MC, 6.00%, 9/15/2032	40		46

Series 2543, Class YX, 6.00%, 12/15/2032	532		612

Series 2544, Class HC, 6.00%, 12/15/2032	32		39

Series 2574, Class PE, 5.50%, 2/15/2033	178		206

Series 2575, Class ME, 6.00%, 2/15/2033	78		91

Series 2586, Class WI, IO, 6.50%, 3/15/2033	6		1

Series 4189, Class MI, IO, 3.00%, 6/15/2033	236		—	(h)

Series 2764, Class UG, 5.00%, 3/15/2034	152		172

Series 2949, Class GE, 5.50%, 3/15/2035	181		209

Series 3047, Class OD, 5.50%, 10/15/2035	228		255

Series 3085, Class VS, HB, IF, 28.43%, 12/15/2035 (g)	45		73

Series 3098, Class KG, 5.50%, 1/15/2036	152		175

Series 3117, Class EO, PO, 2/15/2036	15		14

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3260, Class CS, IF, IO, 6.07%, 1/15/2037 (g)	14		3

Series 3380, Class SI, IF, IO, 6.30%, 10/15/2037 (g)	823		187

Series 3385, Class SN, IF, IO, 5.93%, 11/15/2037 (g)	9		1

Series 3387, Class SA, IF, IO, 6.35%, 11/15/2037 (g)	33		6

Series 3423, Class PB, 5.50%, 3/15/2038	173		200

Series 3451, Class SA, IF, IO, 5.98%, 5/15/2038 (g)	8		1

Series 3455, Class SE, IF, IO, 6.13%, 6/15/2038 (g)	106		17

Series 3786, Class PD, 4.50%, 1/15/2041	407		470

Series 4029, Class MU, 3.50%, 4/15/2042	140		141

FHLMC, STRIPS

Series 233, Class 11, IO, 5.00%, 9/15/2035	26		5

Series 239, Class S30, IF, IO, 7.63%, 8/15/2036 (g)	29		7

Series 262, Class 35, 3.50%, 7/15/2042	142		153

Series 299, Class 300, 3.00%, 1/15/2043	110		114

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 5.05%, 7/25/2032 (g)	8		9

Series T-54, Class 2A, 6.50%, 2/25/2043	56		67

Series T-54, Class 3A, 7.00%, 2/25/2043	24		29

Series T-56, Class A, PO, 5/25/2043	145		144

Series T-58, Class A, PO, 9/25/2043	11		9

First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	67		48

FMC GMSR Issuer Trust 3.69%, 2/25/2024	1,765		1,765

Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (g)	1,500		1,507

FNMA Trust, Whole Loan Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	11		13

FNMA, REMIC

Series 2002-1, Class HC, 6.50%, 2/25/2022	—	(h)	—	(h)

Series 1992-101, Class J, 7.50%, 6/25/2022	2		2

Series G92-42, Class Z, 7.00%, 7/25/2022	—	(h)	—	(h)

Series G92-44, Class ZQ, 8.00%, 7/25/2022	—	(h)	—	(h)

Series 1996-59, Class J, 6.50%, 8/25/2022	—	(h)	—	(h)

Series 1992-143, Class MA, 5.50%, 9/25/2022	—	(h)	—	(h)

Series G92-54, Class ZQ, 7.50%, 9/25/2022	—	(h)	—	(h)

Series G92-59, Class F, 1.04%, 10/25/2022 (g)	—	(h)	—	(h)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series G92-61, Class Z, 7.00%, 10/25/2022	—	(h)	—	(h)

Series G92-66, Class KA, 6.00%, 12/25/2022	—	(h)	—	(h)

Series G92-66, Class KB, 7.00%, 12/25/2022	2		2

Series G93-1, Class KA, 7.90%, 1/25/2023	1		1

Series 1997-61, Class ZC, 7.00%, 2/25/2023	6		6

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (g)	1		1

Series 1998-43, Class SA, IF, IO, 19.27%, 4/25/2023 (g)	2		—	(h)

Series 1993-146, Class E, PO, 5/25/2023	2		2

Series 1993-84, Class M, 7.50%, 6/25/2023	125		131

Series 1993-205, Class H, PO, 9/25/2023	1		1

Series 1993-155, Class PJ, 7.00%, 9/25/2023	7		7

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (g)	1		1

Series 1993-165, Class SD, IF, 14.13%, 9/25/2023 (g)	—	(h)	—	(h)

Series 1993-203, Class PL, 6.50%, 10/25/2023	9		10

Series 1995-19, Class Z, 6.50%, 11/25/2023	10		11

Series 1993-230, Class FA, 0.69%, 12/25/2023 (g)	—	(h)	—	(h)

Series 1993-223, Class PZ, 6.50%, 12/25/2023	19		20

Series 1993-225, Class UB, 6.50%, 12/25/2023	10		11

Series 2003-128, Class DY, 4.50%, 1/25/2024	104		107

Series 1994-37, Class L, 6.50%, 3/25/2024	20		22

Series 1994-72, Class K, 6.00%, 4/25/2024	172		182

Series 1995-2, Class Z, 8.50%, 1/25/2025	2		2

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (g)	8		—	(h)

Series 1997-39, Class PD, 7.50%, 5/20/2027	4		4

Series 1997-46, Class PL, 6.00%, 7/18/2027	6		7

Series 1998-36, Class ZB, 6.00%, 7/18/2028	2		2

Series 1998-46, Class GZ, 6.50%, 8/18/2028	9		10

Series 1998-58, Class PC, 6.50%, 10/25/2028	20		23

Series 2014-15, Class JI, IO, 3.50%, 4/25/2029	3,822		337

Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	41		3

Series 2000-52, IO, 8.50%, 1/25/2031	2		—	(h)

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	55		8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2001-30, Class PM, 7.00%, 7/25/2031	15	18

Series 2001-36, Class DE, 7.00%, 8/25/2031	25	30

Series 2001-44, Class PD, 7.00%, 9/25/2031	3	3

Series 2001-61, Class Z, 7.00%, 11/25/2031	44	53

Series 2002-1, Class SA, HB, IF, 24.89%, 2/25/2032 (g)	1	1

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (g)	42	1

Series 2002-15, PO, 4/25/2032	37	36

Series 2002-28, Class PK, 6.50%, 5/25/2032	16	19

Series 2002-68, Class SH, IF, IO, 7.92%, 10/18/2032 (g)	37	5

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (g)	20	24

Series 2002-77, Class S, IF, 14.32%, 12/25/2032 (g)	3	4

Series 2003-22, Class UD, 4.00%, 4/25/2033	86	95

Series 2003-47, Class PE, 5.75%, 6/25/2033	16	18

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	21	4

Series 2004-4, Class QM, IF, 14.02%, 6/25/2033 (g)	7	7

Series 2003-64, Class SX, IF, 13.52%, 7/25/2033 (g)	3	4

Series 2003-132, Class OA, PO, 8/25/2033	3	3

Series 2003-71, Class DS, IF, 7.34%, 8/25/2033 (g)	22	25

Series 2003-91, Class SD, IF, 12.35%, 9/25/2033 (g)	5	6

Series 2003-116, Class SB, IF, IO, 7.51%, 11/25/2033 (g)	49	9

Series 2003-131, Class CH, 5.50%, 1/25/2034	56	64

Series 2003-130, Class SX, IF, 11.38%, 1/25/2034 (g)	1	1

Series 2004-35, Class AZ, 4.50%, 5/25/2034	75	84

Series 2004-46, Class SK, IF, 16.25%, 5/25/2034 (g)	15	20

Series 2004-36, Class SA, IF, 19.27%, 5/25/2034 (g)	37	53

Series 2004-51, Class SY, IF, 14.06%, 7/25/2034 (g)	3	4

Series 2004-79, Class ZE, 5.50%, 11/25/2034	427	500

Series 2004-91, Class HC, 6.00%, 12/25/2034	688	780

Series 2005-45, Class DC, HB, IF, 23.97%, 6/25/2035 (g)	55	79

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-84, Class XM, 5.75%, 10/25/2035	35	39

Series 2006-22, Class AO, PO, 4/25/2036	24	22

Series 2006-46, Class SW, HB, IF, 23.86%, 6/25/2036 (g)	7	11

Series 2007-7, Class SG, IF, IO, 6.41%, 8/25/2036 (g)	42	12

Series 2006-110, PO, 11/25/2036	19	18

Series 2006-117, Class GS, IF, IO, 6.56%, 12/25/2036 (g)	30	5

Series 2007-53, Class SH, IF, IO, 6.01%, 6/25/2037 (g)	36	6

Series 2007-88, Class VI, IF, IO, 6.45%, 9/25/2037 (g)	62	13

Series 2007-100, Class SM, IF, IO, 6.36%, 10/25/2037 (g)	34	7

Series 2008-1, Class BI, IF, IO, 5.82%, 2/25/2038 (g)	34	7

Series 2008-16, Class IS, IF, IO, 6.11%, 3/25/2038 (g)	8	1

Series 2008-46, Class HI, IO, 1.72%, 6/25/2038 (g)	26	2

Series 2008-53, Class CI, IF, IO, 7.11%, 7/25/2038 (g)	14	3

Series 2009-112, Class ST, IF, IO, 6.16%, 1/25/2040 (g)	32	6

Series 2010-35, Class SB, IF, IO, 6.33%, 4/25/2040 (g)	16	2

Series 2010-80, Class PZ, 5.00%, 7/25/2040	346	412

Series 2010-102, Class PN, 5.00%, 9/25/2040	580	661

Series 2010-134, Class KZ, 4.50%, 12/25/2040	541	568

Series 2012-30, Class DZ, 4.00%, 4/25/2042	264	287

Series 2013-67, Class KZ, 2.50%, 4/25/2043	855	886

Series 2013-128, PO, 12/25/2043	124	110

Series 2014-38, Class QI, IO, 5.50%, 12/25/2043	448	71

Series 2014-19, Class Z, 4.50%, 4/25/2044	512	592

Series 2016-38, Class NA, 3.00%, 1/25/2046	120	129

FNMA, REMIC Trust, Whole Loan

Series 1999-W1, PO, 2/25/2029	14	12

Series 1999-W4, Class A9, 6.25%, 2/25/2029	53	60

Series 2002-W7, Class A4, 6.00%, 6/25/2029	138	158

Series 2003-W1, Class 1A1, 5.12%, 12/25/2042 (g)	147	160

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-W1, Class 2A, 5.58%, 12/25/2042 (g)	21	24

FNMA, REMIC, Whole Loan Series 2003-7, Class A1, 6.50%, 12/25/2042	115	132

FNMA, STRIPS

Series 329, Class 1, PO, 1/25/2033	3	3

Series 365, Class 8, IO, 5.50%, 5/25/2036	11	2

Freedom Frn 0.00%, 3/25/2022	1,200	1,200

GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.11%, 6/19/2035 (g)	67	65

GNMA

Series 2001-10, Class PE, 6.50%, 3/16/2031	264	264

Series 2003-24, PO, 3/16/2033	1	1

Series 2004-28, Class S, IF, 19.46%, 4/16/2034 (g)	12	18

Series 2006-38, Class OH, 6.50%, 8/20/2036	500	586

Series 2007-45, Class QA, IF, IO, 6.55%, 7/20/2037 (g)	48	7

Series 2009-79, Class OK, PO, 11/16/2037	26	25

Series 2007-76, Class SA, IF, IO, 6.44%, 11/20/2037 (g)	38	5

Series 2008-2, Class MS, IF, IO, 7.09%, 1/16/2038 (g)	34	6

Series 2015-137, Class WA, 5.52%, 1/20/2038 (g)	212	248

Series 2009-106, Class ST, IF, IO, 5.91%, 2/20/2038 (g)	125	20

Series 2008-55, Class SA, IF, IO, 6.11%, 6/20/2038 (g)	22	3

Series 2009-6, Class SA, IF, IO, 6.03%, 2/16/2039 (g)	14	1

Series 2009-6, Class SH, IF, IO, 5.95%, 2/20/2039 (g)	46	6

Series 2009-31, Class TS, IF, IO, 6.21%, 3/20/2039 (g)	44	3

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	36	6

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	27	6

Series 2009-22, Class SA, IF, IO, 6.18%, 4/20/2039 (g)	63	10

Series 2009-64, Class SN, IF, IO, 6.03%, 7/16/2039 (g)	52	7

Series 2009-104, Class KB, 5.50%, 11/16/2039	236	293

Series 2010-130, Class CP, 7.00%, 10/16/2040	39	47

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-75, Class SM, IF, IO, 6.51%, 5/20/2041 (g)	74	10

Series 2013-69, Class MA, 1.50%, 8/20/2042	279	283

Series 2016-135, Class Z, 3.00%, 10/20/2046	230	242

Series 2020-30, Class PT, 4.76%, 3/20/2048 (g)	935	1,058

Series 2011-H19, Class FA, 0.58%, 8/20/2061 (g)	375	376

Series 2012-H23, Class SA, 0.64%, 10/20/2062 (g)	496	487

Series 2013-H08, Class FC, 0.56%, 2/20/2063 (g)	395	396

Series 2013-H09, Class HA, 1.65%, 4/20/2063	12	12

Series 2014-H17, Class FC, 0.61%, 7/20/2064 (g)	222	222

Series 2015-H16, Class FG, 0.55%, 7/20/2065 (g)	505	508

Series 2015-H30, Class FE, 0.71%, 11/20/2065 (g)	671	678

Series 2016-H11, Class FD, 0.68%, 5/20/2066 (g)	167	167

Series 2016-H26, Class FC, 1.11%, 12/20/2066 (g)	126	129

Series 2017-H14, Class FV, 0.61%, 6/20/2067 (g)	324	327

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	284	282

GSR Mortgage Loan Trust

Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	36	35

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	63	68

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	28	29

Headlands Residential LLC

Series 2019-RPL1, Class NOTE, 3.97%, 6/25/2024 (a) (f)	675	678

Series 2017-RPL1, Class A, 3.88%, 11/25/2024 (a) (f)	390	393

Impac Secured Assets Trust Series 2006-1, Class 2A1, 0.79%, 5/25/2036 (g)	6	6

JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 2.52%, 11/25/2033 (g)	14	14

LHOME Mortgage Trust

Series 2019-RTL3, Class A1, 3.87%, 7/25/2024 (a)	730	736

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (a) (g)	510		509

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 2.70%, 4/21/2034 (g)	10		10

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	2		2

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	(h)	—	(h)

Series 2004-4, Class 10A1, 5.00%, 5/25/2024	26		26

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	38		40

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	78		81

Series 2004-7, Class 30, PO, 8/25/2034 ‡	6		5

MASTR Asset Securitization Trust

Series 2003-12, Class 15, PO, 12/25/2018 ‡	—	(h)	—	(h)

Series 2004-6, Class 15, PO, 7/25/2019 ‡	—	(h)	—	(h)

Series 2003-11, Class 9A6, 5.25%, 12/25/2033	65		66

MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 ‡ (a)	10		8

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (g)	22		22

PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037 ‡	106		24

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (f)	1,221		1,221

PRPM LLC Series 2020-5, Class A1, 3.10%, 11/25/2025 (a) (f)	901		907

RALI Trust

Series 2003-QS9, Class A3, IF, IO, 7.46%, 5/25/2018 ‡ (g)	—	(h)	—

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	1		—	(h)

RCO V Mortgage LLC Series 2020-1, Class A1, 3.10%, 9/25/2025 (a) (f)	839		846

RFMSI Trust Series 2005-SA4, Class 1A1, 2.80%, 9/25/2035 (g)	17		16

RMIP 5.60%, 8/25/2021 ‡	417		409

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (a)	1		1

SART

4.75%, 7/15/2024	288		288

4.76%, 6/15/2025	360		361

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Seasoned Credit Risk Transfer Trust

Series 2019-1, Class MT, 3.50%, 7/25/2058 ‡	583	635

Series 2019-3, Class MB, 3.50%, 10/25/2058 ‡	294	336

Toorak Mortgage Corp. Ltd. Series 2019-2, Class A1, 3.72%, 9/25/2022 (f)	495	501

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (a) (g)	1,494	1,525

TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 9/25/2024 (a)	980	987

Two Frn 0.00%, 3/25/2022	1,200	1,200

Vendee Mortgage Trust

Series 1994-1, Class 1, 5.14%, 2/15/2024 (g)	8	8

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	112	120

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	34	38

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	18	20

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	75	84

Series 1998-1, Class 2E, 7.00%, 3/15/2028	20	23

vMobo, Inc. 7.50%, 5/31/2024	550	550

VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (f)	678	678

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (f)	408	408

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (f)	1,484	1,483

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (f)	1,024	1,025

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (f)	555	556

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (f)	850	851

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (f)	855	856

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 2.91%, 8/25/2033 (g)	4	4

Series 2003-AR9, Class 1A6, 2.74%, 9/25/2033 (g)	19	19

Series 2004-AR3, Class A2, 2.58%, 6/25/2034 (g)	6	6

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-2, Class 2A3, IF, IO, 4.91%, 4/25/2035 ‡ (g)	139	20

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-2, Class 1A4, IF, IO, 4.96%, 4/25/2035 ‡ (g)	390	51

Series 2005-3, Class CX, IO, 5.50%, 5/25/2035 ‡	120	20

Series 2005-4, Class CB7, 5.50%, 6/25/2035	99	100

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	26	26

Total Collateralized Mortgage Obligations (Cost $46,516)		47,800

Commercial Mortgage-backed Securities — 4.9%

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	300	318

Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5, 2.72%, 2/15/2053	1,100	1,162

Commercial Mortgage Trust

Series 2013-SFS, Class A2, 3.09%, 4/12/2035 (a) (g)	125	128

Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (a)	750	764

Series 2020-CBM, Class C, 3.40%, 2/10/2037 ‡ (a)	500	495

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200	216

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156	171

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	885	953

Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (a)	100	96

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KF12, Class A, 0.79%, 9/25/2022 (g)	5	5

Series KJ09, Class A2, 2.84%, 9/25/2022	52	53

Series KJ11, Class A2, 2.93%, 1/25/2023	126	130

Series K038, Class A2, 3.39%, 3/25/2024	229	245

Series KJ14, Class A2, 2.81%, 9/25/2024	591	626

Series KPLB, Class A, 2.77%, 5/25/2025	250	268

Series K065, Class A2, 3.24%, 4/25/2027	215	239

Series K065, Class AM, 3.33%, 5/25/2027	115	128

Series K066, Class A2, 3.12%, 6/25/2027	267	295

Series K070, Class A2, 3.30%, 11/25/2027 (g)	208	233

Series K072, Class AM, 3.50%, 12/25/2027 (g)	1,000	1,127

Series K079, Class AM, 3.93%, 6/25/2028	588	682

Series K081, Class A2, 3.90%, 8/25/2028 (g)	395	460

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series KL06, Class XFX, IO, 1.36%, 12/25/2029	4,215	385

Series Q013, Class APT2, 1.29%, 5/25/2050 (g)	1,103	1,089

FNMA ACES

Series 2015-M17, Class FA, 1.03%, 11/25/2022 (g)	60	60

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	257	262

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (g)	567	603

Series 2015-M3, Class A2, 2.72%, 10/25/2024	909	955

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (g)	803	872

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (g)	386	423

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (g)	335	368

Series 2017-M12, Class A2, 3.18%, 6/25/2027 (g)	368	406

Series 2018-M10, Class A2, 3.48%, 7/25/2028 (g)	460	519

Series 2017-M5, Class A2, 3.28%, 4/25/2029 (g)	305	342

Series 2018-M3, Class A2, 3.19%, 2/25/2030 (g)	185	208

Series 2020-M50, Class A1, 0.67%, 10/25/2030	948	929

Series 2020-M50, Class A2, 1.20%, 10/25/2030	330	326

Series 2020-M50, Class X1, IO, 2.02%, 10/25/2030 (g)	5,553	618

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	658	651

Series 2021-M3, Class X1, IO, 2.12%, 11/25/2033 (g)	2,933	403

FREMF Mortgage Trust

Series 2014-K40, Class C, 4.21%, 11/25/2047 (a) (g)	168	181

Series 2015-K44, Class B, 3.81%, 1/25/2048 (a) (g)	640	691

Series 2015-K45, Class B, 3.71%, 4/25/2048 (a) (g)	500	539

Series 2016-K722, Class B, 3.99%, 7/25/2049 (a) (g)	110	116

Series 2016-K59, Class B, 3.70%, 11/25/2049 (a) (g)	180	196

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-backed Securities — continued

Series 2018-K730, Class B, 3.92%, 2/25/2050 (a) (g)	551	594

Series 2019-K102, Class B, 3.65%, 12/25/2051 (a) (g)	750	817

Morgan Stanley Capital I Trust Series 2006-IQ12, Class X1, IO, 0.29%, 12/15/2043 ‡ (a) (g)	30	—	(h)

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	740	771

Series 2019-PARK, Class D, 2.72%, 12/15/2036 ‡ (a)	987	994

SBALR Commercial Mortgage Trust Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (a)	975	1,012

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (a)	930	969

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	116	117

UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 5/10/2063	104	106

Total Commercial Mortgage-Backed Securities (Cost $24,173)		25,316

Foreign Government Securities — 0.4%

Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (a)	200	195

Republic of Colombia (Colombia) 7.38%, 9/18/2037	100	131

United Mexican States (Mexico) 3.60%, 1/30/2025	200	219

4.13%, 1/21/2026	200	226

3.75%, 1/11/2028	280	306

2.66%, 5/24/2031	283	276

4.75%, 3/8/2044	50	55

4.35%, 1/15/2047	58	61

4.50%, 1/31/2050	315	335

3.77%, 5/24/2061	211	196

Total Foreign Government Securities (Cost $1,953)		2,000

U.S. Government Agency Securities — 0.2%

FNMA, STRIPS 18.00%, 3/23/2028 (j)	630	579

Tennessee Valley Authority 5.88%, 4/1/2036	140	207

4.63%, 9/15/2060	93	137

4.25%, 9/15/2065	101	142

Total U.S. Government Agency Securities (Cost $798)		1,065

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 0.1% (k)

New York — 0.1%

New York State Dormitory Authority, State Personal Income Tax, Build America Bonds, General Purpose Series 2010-D, Rev., 5.60%, 3/15/2040	30	41

Port Authority of New York and New Jersey, Consolidated Series 164, Rev., 5.65%, 11/1/2040	130	183

Total New York		224

Ohio — 0.0% (b)

Ohio State University (The), General Receipts Series 2011-A, Rev., 4.80%, 6/1/2111	98	139

Total Municipal Bonds (Cost $256)		363

	SHARES (000)
Short-Term Investments — 7.6%

Investment Companies — 7.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (l) (m) (Cost $39,008)	39,000	39,020

Total Investments — 104.7% (Cost $517,513)		535,800
Liabilities in Excess of Other Assets — (4.7)%		(24,294)

NET ASSETS — 100.0%		511,506

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2021.
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of June 30, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(h)	Amount rounds to less than one thousand.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The rate shown is the effective yield as of June 30, 2021.
(k)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of June 30, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$496,780
Investments in affiliates, at value	39,020
Receivables:
Investment securities sold	131
Investment securities sold — delayed delivery securities	12,858
Portfolio shares sold	1,281
Interest from non-affiliates	2,140
Dividends from affiliates	1

Total Assets	552,211

LIABILITIES:
Payables:
Due to custodian	57
Investment securities purchased	107
Investment securities purchased — delayed delivery securities	40,051
Portfolio shares redeemed	125
Accrued liabilities:
Investment advisory fees	162
Administration fees	31
Distribution fees	70
Custodian and accounting fees	21
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	81

Total Liabilities	40,705

Net Assets	$511,506

NET ASSETS:
Paid-in-Capital	$488,300
Total distributable earnings (loss)	23,206

Total Net Assets	$511,506

Net Assets:
Class 1	$171,550
Class 2	339,956

Total	$511,506

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	15,106
Class 2	30,338

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$11.36
Class 2 — Offering and redemption price per share	11.21

Cost of investments in non-affiliates	$478,505
Cost of investments in affiliates	39,008

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

(Amounts in thousands)

JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$6,083
Dividend income from affiliates	22

Total investment income	6,105

EXPENSES:
Investment advisory fees	1,041
Administration fees	195
Distribution fees:
Class 2	424
Custodian and accounting fees	54
Interest expense to affiliates	— (a)
Professional fees	47
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	31
Transfer agency fees (See Note 2.G.)	3
Other	20

Total expenses	1,828

Less fees waived	(36)

Net expenses	1,792

Net investment income (loss)	4,313

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,141
Investments in affiliates	(4)

Net realized gain (loss)	1,137

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(12,537)
Investments in affiliates	5

Change in net unrealized appreciation/depreciation	(12,532)

Net realized/unrealized gains (losses)	(11,395)

Change in net assets resulting from operations	$(7,082)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Core Bond Portfolio
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,313	$8,869
Net realized gain (loss)	1,137	7,143
Change in net unrealized appreciation/depreciation	(12,532)	16,634

Change in net assets resulting from operations	(7,082)	32,646

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(5,146)	(3,683)
Class 2	(10,720)	(5,095)

Total distributions to shareholders	(15,866)	(8,778)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,678	127,448

NET ASSETS:
Change in net assets	(20,270)	151,316
Beginning of period	531,776	380,460

End of period	$511,506	$531,776

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$36,142	$96,027
Distributions reinvested	5,146	3,683
Cost of shares redeemed	(52,854)	(80,449)

Change in net assets resulting from Class 1 capital transactions	(11,566)	19,261

Class 2
Proceeds from shares issued	47,212	154,155
Distributions reinvested	10,720	5,095
Cost of shares redeemed	(43,688)	(51,063)

Change in net assets resulting from Class 2 capital transactions	14,244	108,187

Total change in net assets resulting from capital transactions	$2,678	$127,448

SHARE TRANSACTIONS:
Class 1
Issued	3,136	8,234
Reinvested	456	321
Redeemed	(4,558)	(6,919)

Change in Class 1 Shares	(966)	1,636

Class 2
Issued	4,133	13,429
Reinvested	963	450
Redeemed	(3,855)	(4,456)

Change in Class 2 Shares	1,241	9,423

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Six Months Ended June 30, 2021 (Unaudited)	$11.88	$0.10	$(0.24)	$(0.14)	$(0.22)	$(0.16)	$(0.38)
Year Ended December 31, 2020	11.24	0.24	0.63	0.87	(0.23)	—	(0.23)
Year Ended December 31, 2019	10.66	0.30	0.56	0.86	(0.28)	—	(0.28)
Year Ended December 31, 2018	10.94	0.29	(0.29)	— (g)	(0.26)	(0.02)	(0.28)
Year Ended December 31, 2017	10.84	0.29	0.09	0.38	(0.28)	—	(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23	(0.30)	—	(0.30)

Class 2
Six Months Ended June 30, 2021 (Unaudited)	11.72	0.09	(0.25)	(0.16)	(0.19)	(0.16)	(0.35)
Year Ended December 31, 2020	11.09	0.21	0.63	0.84	(0.21)	—	(0.21)
Year Ended December 31, 2019	10.53	0.27	0.55	0.82	(0.26)	—	(0.26)
Year Ended December 31, 2018	10.82	0.26	(0.29)	(0.03)	(0.24)	(0.02)	(0.26)
Year Ended December 31, 2017	10.73	0.26	0.09	0.35	(0.26)	—	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c) (d) (e)	Net assets, end of period (000’s)	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.36	(1.18)%	$171,550	0.53%	1.82%	0.54%	61%
11.88	7.84	190,891	0.53	2.09	0.55	92
11.24	8.18	162,192	0.58	2.70	0.58	20
10.66	0.05	158,167	0.56	2.76	0.61	20
10.94	3.57	171,382	0.57	2.66	0.63	21
10.84	2.12	176,566	0.59	2.73	0.64	29

11.21	(1.31)	339,956	0.78	1.57	0.79	61
11.72	7.68	340,885	0.78	1.82	0.79	92
11.09	7.87	218,268	0.83	2.45	0.83	20
10.53	(0.23)	150,156	0.81	2.51	0.85	20
10.82	3.30	123,282	0.82	2.41	0.87	21
10.73	1.84	73,940	0.84	2.47	0.89	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2021.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$33,402	$17,568	$50,970
Collateralized Mortgage Obligations	—	44,722	3,078	47,800
Commercial Mortgage-Backed Securities	—	23,731	1,585	25,316
Corporate Bonds	—	171,272	—	171,272
Foreign Government Securities	—	2,000	—	2,000
Mortgage-Backed Securities	—	99,495	—	99,495
Municipal Bonds	—	363	—	363
U.S. Government Agency Securities	—	1,065	—	1,065
U.S. Treasury Obligations	—	98,499	—	98,499
Short-Term Investments Investment Companies	39,020	—	—	39,020

Total Investments in Securities	$39,020	$474,549	$22,231	$535,800

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3		Balance as of June 30, 2021
Investments in Securities:
Asset-Backed Securities	$19,255	$—	$70	$—	(a)	$1,801		$(3,558)	$—	$—		$17,568
Collateralized Mortgage Obligations	3,868	—	(36)	(32)		35		(757)	—	—	(a)	3,078
Commercial Mortgage-Backed Securities	1,859	—	26	—	(a)	—	(a)	(300)	—	—		1,585

Total	$24,982	$—	$60	$(32)		$1,836		$(4,615)	$—	$—	(a)	$22,231

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2021, which were valued using significant unobservable inputs (level 3) amounted to $63. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended June 30, 2021.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$15,955	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (8.22%)
			Constant Default Rate	0.00% - 4.14% (0.03%)
			Yield (Discount Rate of Cash Flows)	1.11% - 3.45% (2.30%)

Asset-Backed Securities	15,955

	1,182	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (56.29%)
			Constant Default Rate	0.00% - 3.90% (0.34%)
			Yield (Discount Rate of Cash Flows)	0.09% - 18.03% (5.53%)

Collateralized Mortgage Obligations	1,182

	1,585	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.00%)
			Yield (Discount Rate of Cash Flows)	2.47% - 5.47% (3.04%)

Commercial Mortgage-Backed Securities	1,585

Total	$18,721

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30 2021, the value of these investments was $3,510. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

As of June 30, 2021, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Portfolio’s transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a portfolio and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Portfolio is held in a segregated account at the Portfolio’s custodian bank and is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Portfolio is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2021 are detailed on the SOI.

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

D. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Portfolio did not lend out any securities during the six months ended June 30, 2021.

E. Investment Transactions with Affiliates — The Portfolio invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amount in the table below.

For the six months ended June 30, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	$71,874	$93,576	$126,431	$(4)	$5	$39,020	39,000	$22	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

The Portfolio invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the six months ended June 30, 2021 are as follows:

	Class 1	Class 2	Total
Transfer agency fees	$2	$1	$3

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

J. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.40% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2021, the effective annualized rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMCB serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

For the six months ended June 30, 2021, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the six months ended June 30, 2021 was $36.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$282,520	$279,230	$26,958	$26,106

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$517,513	$20,440	$2,153	$18,287

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

During the year ended December 31, 2020, the Portfolio utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term	Long-Term
$141	$16

At December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2021, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 59.5% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

48	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The Portfolio is subject to the risk that, should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems to be representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$988.20	$2.61	0.53%
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class 2
Actual	1,000.00	986.90	3.84	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Portfolio into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Portfolio’s investments; and (2) perform additional stress testing. The Report noted that the Portfolio was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	SAN-JPMITCBP-621

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2021 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The year 2021 has brought a partial reopening of the social and economic spheres and an extended rally in equity markets bolstered by federal relief and recovery efforts and surging consumer spending and corporate earnings.

“As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management.” — Andrea L. Lisher

U.S. equity markets turned in a strong performance over the six months ended June 30, 2021. The S&P 500 Index returned 16%; the Russell 1000 returned 15.57%; the Russell Mid Cap Index returned 16.65% and the Russell 2000 Index returned 17.24%. Investors who remained fully invested over the period stood to benefit greatly from performance of equity markets in the U.S. and globally.

Mass vaccinations and the rebound in economic growth at the global, and certain national and local levels have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve (the “Fed”). While the Fed has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	21.80%
Russell Midcap Value Index	19.45%

Net Assets as of 6/30/2021 (In Thousands)	$518,549

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a global rally in stocks on the back of continued bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, small cap and mid cap stocks generally outperformed large cap stocks and value stocks generally outperformed growth stocks for the six months ended June 30, 2021.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended June 30, 2021. The Portfolio’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the materials and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to performance included the Portfolio’s overweight positions in Diamondback Energy Inc., Discovery Inc. and Synnex Inc. Shares of Diamondback Energy, an oil and gas extraction company, rose amid a strong rebound in energy prices in the first half of 2021. Shares of Discovery, an entertainment and media company, rose early in the period and the Portfolio began to liquidate the position ahead of the March 2021 sell-off following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares. Shares of Synnex, an information technology logistics and distribution services provider, rose after the company announced a $7.2 billion merger with Tech Data, which was owned by private equity company Apollo Global Management Inc.

Leading individual detractors from relative performance included the Portfolio’s underweight position in Ford Motor Co. and its overweight positions in Ball Corp. and Cabot Oil & Gas Corp. Shares of Ford Motor, an automaker not held in the Fund, rose amid increased demand for autos and expectations the company’s electric car business could benefit from federal stimulus spending. Shares of Ball, a manufacturer of metal packaging for consumer products, fell after the company reported lower-than-expected earnings and amid investor concerns about growth in aluminum can supplies. Shares of Cabot Oil & Gas, an energy extraction company, underperformed after the company announced a $17 billion merger with Cimarex Energy Co.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained overweight positions in the financials and real estate sectors, while maintaining underweight positions in the industrials and materials sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Ameriprise Financial, Inc.	1.8%
2.	Huntington Bancshares, Inc.	1.6
3.	Liberty Broadband Corp., Class C	1.6
4.	Motorola Solutions, Inc.	1.6
5.	Fifth Third Bancorp	1.5
6.	Xcel Energy, Inc.	1.5
7.	Loews Corp.	1.5
8.	Laboratory Corp. of America Holdings	1.5
9.	AutoZone, Inc.	1.4
10.	M&T Bank Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Financials	22.1%
Industrials	13.7
Consumer Discretionary	11.2
Real Estate	10.6
Information Technology	8.3
Utilities	7.6
Health Care	6.7
Materials	5.2
Communication Services	4.1
Energy	4.0
Consumer Staples	4.0
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	21.80%	52.11%	10.78%	11.74%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio and the Russell Midcap Value Index from June 30, 2011 to June 30, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 97.5%

Airlines — 0.5%

Southwest Airlines Co. *	46	2,432

Banks — 7.8%

Citizens Financial Group, Inc.	140	6,399

Fifth Third Bancorp	207	7,906

Huntington Bancshares, Inc.	587	8,381

M&T Bank Corp.	51	7,412

Regions Financial Corp.	303	6,110

Zions Bancorp NA	68	3,591

		39,799

Beverages — 1.3%

Constellation Brands, Inc., Class A	18	4,243

Keurig Dr Pepper, Inc.	75	2,626

		6,869

Building Products — 1.3%

Fortune Brands Home & Security, Inc.	69	6,899

Capital Markets — 6.2%

Ameriprise Financial, Inc.	37	9,162

Northern Trust Corp.	54	6,186

Raymond James Financial, Inc.	49	6,365

State Street Corp.	49	4,014

T. Rowe Price Group, Inc.	32	6,402

		32,129

Chemicals — 1.6%

Celanese Corp.	29	4,445

Valvoline, Inc.	123	4,006

		8,451

Communications Equipment — 2.1%

CommScope Holding Co., Inc. *	119	2,530

Motorola Solutions, Inc.	37	8,113

		10,643

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	14	5,089

Consumer Finance — 1.1%

Discover Financial Services	48	5,655

Containers & Packaging — 1.7%

Ball Corp.	11	918

Packaging Corp. of America	27	3,705

Silgan Holdings, Inc.	106	4,399

		9,022

Distributors — 1.6%

Genuine Parts Co.	24	3,063

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — continued

LKQ Corp. *	112	5,488

		8,551

Diversified Financial Services — 0.5%

Voya Financial, Inc.	41	2,522

Electric Utilities — 3.5%

Edison International	82	4,742

Entergy Corp.	55	5,484

Xcel Energy, Inc.	118	7,779

		18,005

Electrical Equipment — 3.7%

Acuity Brands, Inc.	35	6,542

AMETEK, Inc.	39	5,269

Hubbell, Inc.	38	7,160

		18,971

Electronic Equipment, Instruments & Components — 3.6%

Amphenol Corp., Class A	87	5,972

CDW Corp.	23	3,972

Keysight Technologies, Inc. *	14	2,163

SYNNEX Corp.	55	6,744

		18,851

Entertainment — 0.5%

Zynga, Inc., Class A *	240	2,555

Equity Real Estate Investment Trusts (REITs) — 9.5%

American Homes 4 Rent, Class A	117	4,530

AvalonBay Communities, Inc.	20	4,168

Boston Properties, Inc.	39	4,416

Brixmor Property Group, Inc.	134	3,067

Essex Property Trust, Inc.	9	2,829

Federal Realty Investment Trust	19	2,278

JBG SMITH Properties	61	1,911

Kimco Realty Corp.	161	3,352

Mid-America Apartment Communities, Inc.	14	2,326

Rayonier, Inc.	120	4,295

Regency Centers Corp.	37	2,383

Rexford Industrial Realty, Inc.	30	1,734

Sun Communities, Inc.	13	2,276

Ventas, Inc.	37	2,132

Weyerhaeuser Co.	132	4,549

WP Carey, Inc.	34	2,563

		48,809

Food & Staples Retailing — 1.3%

Kroger Co. (The)	87	3,316

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Food & Staples Retailing — continued

US Foods Holding Corp. *	92	3,521

		6,837

Food Products — 0.8%

Post Holdings, Inc. *	40	4,350

Gas Utilities — 1.2%

National Fuel Gas Co.	115	6,021

Health Care Equipment & Supplies — 1.3%

Zimmer Biomet Holdings, Inc.	43	6,952

Health Care Providers & Services — 4.9%

AmerisourceBergen Corp.	49	5,588

Henry Schein, Inc. *	55	4,109

Humana, Inc.	4	1,895

Laboratory Corp. of America Holdings *	28	7,740

Universal Health Services, Inc., Class B	40	5,822

		25,154

Hotels, Restaurants & Leisure — 1.0%

Darden Restaurants, Inc.	17	2,501

Expedia Group, Inc. *	16	2,559

		5,060

Household Durables — 2.1%

Mohawk Industries, Inc. *	22	4,309

Newell Brands, Inc.	238	6,548

		10,857

Household Products — 0.5%

Energizer Holdings, Inc.	62	2,672

Industrial Conglomerates — 1.4%

Carlisle Cos., Inc.	37	7,049

Insurance — 6.3%

Alleghany Corp. *	4	2,740

Arch Capital Group Ltd. *	54	2,101

Hartford Financial Services Group, Inc. (The)	76	4,679

Lincoln National Corp.	59	3,709

Loews Corp.	142	7,766

Marsh & McLennan Cos., Inc.	19	2,673

Progressive Corp. (The)	34	3,316

RenaissanceRe Holdings Ltd. (Bermuda)	14	2,045

WR Berkley Corp.	48	3,555

		32,584

Interactive Media & Services — 0.7%

InterActiveCorp. *	23	3,620

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 6.1%

IDEX Corp.	23	5,156

ITT, Inc.	68	6,257

Lincoln Electric Holdings, Inc.	45	5,862

Middleby Corp. (The) *	29	4,962

Snap-on, Inc.	21	4,667

Timken Co. (The)	56	4,545

		31,449

Media — 2.9%

Liberty Broadband Corp., Class C *	48	8,308

Liberty Media Corp.-Liberty SiriusXM, Class C *	149	6,933

		15,241

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	117	4,351

Multiline Retail — 0.7%

Kohl’s Corp.	69	3,799

Multi-Utilities — 2.9%

CMS Energy Corp.	104	6,124

Sempra Energy	22	2,880

WEC Energy Group, Inc.	69	6,128

		15,132

Oil, Gas & Consumable Fuels — 4.0%

Cabot Oil & Gas Corp.	306	5,334

Diamondback Energy, Inc.	79	7,383

EQT Corp. *	122	2,707

Williams Cos., Inc. (The)	200	5,322

		20,746

Pharmaceuticals — 0.5%

Jazz Pharmaceuticals plc *	14	2,570

Professional Services — 0.8%

Leidos Holdings, Inc.	43	4,380

Real Estate Management & Development — 1.1%

CBRE Group, Inc., Class A *	69	5,921

Semiconductors & Semiconductor Equipment — 1.1%

Analog Devices, Inc.	34	5,776

Software — 1.5%

NortonLifeLock, Inc.	230	6,249

Synopsys, Inc. *	6	1,580

		7,829

Specialty Retail — 3.6%

AutoZone, Inc. *	5	7,503

Best Buy Co., Inc.	54	6,195

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Specialty Retail — continued

Gap, Inc. (The)	153	5,147

		18,845

Textiles, Apparel & Luxury Goods — 2.1%

Carter’s, Inc.	45	4,668

Ralph Lauren Corp.	39	4,557

Tapestry, Inc. *	36	1,572

		10,797

Thrifts & Mortgage Finance — 0.4%

MGIC Investment Corp.	146	1,990

Total Common Stocks (Cost $288,127)		505,234

INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b) (Cost $13,177)	13,177	13,177

Total Investments — 100.0% (Cost $301,304)		518,411
Other Assets Less Liabilities — 0.0% (c)		138

NET ASSETS — 100.0%		518,549

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$505,234
Investments in affiliates, at value	13,177
Receivables:
Investment securities sold	464
Portfolio shares sold	266
Dividends from non-affiliates	952
Dividends from affiliates	—	(a)

Total Assets	520,093

LIABILITIES:
Payables:
Investment securities purchased	444
Portfolio shares redeemed	719
Accrued liabilities:
Investment advisory fees	279
Administration fees	32
Custodian and accounting fees	7
Trustees’ and Chief Compliance Officer’s fees	2
Other	61

Total Liabilities	1,544

Net Assets	$518,549

NET ASSETS:
Paid-in-Capital	$257,897
Total distributable earnings (loss)	260,652

Total Net Assets	$518,549

Net Assets:
Class 1	$518,549

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	41,467

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$12.50

Cost of investments in non-affiliates	$288,127
Cost of investments in affiliates	13,177

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

(Amounts in thousands)

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,146
Dividend income from affiliates	1
Income from securities lending (net) (See Note 2.B.)	1

Total investment income	4,148

EXPENSES:
Investment advisory fees	1,601
Administration fees	185
Custodian and accounting fees	15
Professional fees	30
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	28
Transfer agency fees	3
Other	17

Total expenses	1,893

Less fees waived	(3)

Net expenses	1,890

Net investment income (loss)	2,258

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	43,432
Change in net unrealized appreciation/depreciation on investments in non-affiliates	48,884

Net realized/unrealized gains (losses)	92,316

Change in net assets resulting from operations	$94,574

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,258	$4,916
Net realized gain (loss)	43,432	24,855
Change in net unrealized appreciation/depreciation	48,884	(30,483)

Change in net assets resulting from operations	94,574	(712)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(29,998)	(31,576)

Total distributions to shareholders	(29,998)	(31,576)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,444	(14,480)

NET ASSETS:
Change in net assets	71,020	(46,768)
Beginning of period	447,529	494,297

End of period	$518,549	$447,529

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$44,423	$72,722
Distributions reinvested	29,998	31,576
Cost of shares redeemed	(67,977)	(118,778)

Change in net assets resulting from Class 1 capital transactions	$6,444	$(14,480)

SHARE TRANSACTIONS:
Class 1
Issued	3,552	8,067
Reinvested	2,366	3,680
Redeemed	(5,534)	(12,503)

Change in Class 1 Shares	384	(756)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Six Months Ended June 30, 2021 (Unaudited)	$10.89	$0.06	$2.32	$2.38	$(0.12)	$(0.65)	$(0.77)
Year Ended December 31, 2020	11.81	0.12	(0.28)	(0.16)	(0.15)	(0.61)	(0.76)
Year Ended December 31, 2019	10.16	0.15	2.47	2.62	(0.19)	(0.78)	(0.97)
Year Ended December 31, 2018	11.83	0.17	(1.54)	(1.37)	(0.11)	(0.19)	(0.30)
Year Ended December 31, 2017	10.98	0.11	1.34	1.45	(0.09)	(0.51)	(0.60)
Year Ended December 31, 2016	10.19	0.10	1.33	1.43	(0.09)	(0.55)	(0.64)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period (000’s)	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.50	21.71%	$518,549	0.77%	0.92%	0.77%	14%
10.89	0.37	447,529	0.76	1.20	0.77	20
11.81	26.76	494,297	0.76	1.31	0.77	10
10.16	(11.84)	445,963	0.76	1.43	0.77	13
11.83	13.76	572,520	0.77	0.95	0.78	14
10.98	14.69	544,170	0.77	0.95	0.78	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversification Classification
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$518,411	$—	$—	$518,411

(a)	Please refer to the SOI for specifics of portfolio holdings.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended June 30, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Portfolio did not have any securities out on loan at June 30, 2021.

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended June 30, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares(a)	$400	$1,000	$1,400	$—	*(b)	$—	$—	—	$—	*(b)	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	987	3,185	4,172	—		—	—	—	—	*(b)	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(a)(c)	4,891	49,961	41,675	—		—	13,177	13,177	1		—

Total	$6,278	$54,146	$47,247	$—	(b)	$—	$13,177		$1		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2021, the effective annualized rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2021 and the contractual expense limitation percentage is in place until at least April 30, 2022.

For the six months ended June 30, 2021, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the six months ended June 30, 2021 was $3.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$69,495	$99,505

During the six months ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$301,304	$218,666	$1,559	$217,107

At December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2021, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 76.7% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2021 and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,217.10	$4.23	0.77%
Hypothetical	1,000.00	1,020.98	3.86	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	19

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Portfolio into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Portfolio’s investments; and (2) perform additional stress testing. The Report noted that the Portfolio was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	SAN-JPMITMCVP-621

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2021 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

AUGUST 4, 2021 (Unaudited)

Dear Shareholders,

The year 2021 has brought a partial reopening of the social and economic spheres and an extended rally in equity markets bolstered by federal relief and recovery efforts and surging consumer spending and corporate earnings.

“As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a strong performance over the six months ended June 30, 2021. The S&P 500 Index returned 16%; the Russell 1000 returned 15.57%; the Russell Mid Cap Index returned 16.65% and the Russell 2000 Index returned 17.24%. Investors who remained fully invested over the period stood to benefit greatly from performance of equity markets in the U.S. and globally.

Mass vaccinations and the rebound in economic growth at the global, and certain national and local levels have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve (the “Fed”). While the Fed has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19.72%
Russell 2000 Index	17.54%

Net Assets as of 6/30/2021 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$229,580

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a global rally in stocks on the back of continued bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Withing U.S. equity markets, small cap and mid cap stocks generally outperformed large cap stocks and value stocks generally outperformed growth stocks for the six months ended June 30, 2021.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30, 2021. The Portfolio’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the health care and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in IDT Corp., MicroStrategy Inc. and ArcBest Corp. Shares of IDT, a telecommunications and payment services provider, rose after the company reported better-than-expected earnings for its fiscal third quarter. Shares of MicroStrategy, a software developer, rose amid investor expectations the company would benefit from its large holdings of Bitcoin. Shares of ArcBest, a transportation and logistics company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

Leading individual detractors from relative performance included the Portfolio’s underweight positions in GameStop Corp. and AMC Entertainment Holdings Inc. and its overweight position in Renewable Energy Group Inc. Shares of GameStop, a consumer electronics retail chain not held in the Fund, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run up in the stock price in response to large short positions in the stock. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, similarly rose sharply in the first half of 2021 through an orchestrated run-up by users of Internet forums in response to large short positions in the stock. Shares of Renewable Energy Group, a biofuel and renewable chemicals maker, fell amid efforts by the U.S. Environmental Protection Agency to grant smaller petroleum refineries waivers from federal mandates on increased biofuel use.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and the adviser’s proprietary analysis to construct a portfolio of companies that the portfolio managers believe are attractively valued and possess strong momentum. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Deckers Outdoor Corp.	1.0%
2.	Tenet Healthcare Corp.	0.9
3.	Arena Pharmaceuticals, Inc.	0.9
4.	WESCO International, Inc.	0.9
5.	IDT Corp., Class B	0.8
6.	AdaptHealth Corp.	0.7
7.	Super Micro Computer, Inc.	0.7
8.	Herc Holdings, Inc.	0.7
9.	ArcBest Corp.	0.6
10.	Korn Ferry	0.6

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	19.0%
Industrials	15.3
Financials	14.5
Information Technology	11.3
Consumer Discretionary	8.9
Real Estate	5.1
Materials	4.5
Communication Services	3.9
Energy	3.2
Consumer Staples	2.6
Utilities	1.8
Short-Term Investments	9.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	19.72%	65.60%	15.75%	12.41%
CLASS 2 SHARES	April 24, 2009	19.55	65.13	15.43	12.11

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio and the Russell 2000 Index from June 30, 2011 to June 30, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Aerospace & Defense — 0.6%

AAR Corp. *	15	566

Astronics Corp. *	14	243

Ducommun, Inc. *	4	213

Moog, Inc., Class A	2	126

Triumph Group, Inc. *	5	106

Vectrus, Inc. *	1	33

		1,287

Air Freight & Logistics — 0.6%

Echo Global Logistics, Inc. *	9	274

Forward Air Corp.	2	197

Hub Group, Inc., Class A *	14	950

		1,421

Airlines — 0.4%

Alaska Air Group, Inc. *	6	356

Allegiant Travel Co. *	3	562

		918

Auto Components — 1.2%

American Axle & Manufacturing Holdings, Inc. *	41	422

Dana, Inc.	48	1,141

Goodyear Tire & Rubber Co. (The) *	31	534

Lear Corp.	2	368

Patrick Industries, Inc.	5	372

		2,837

Banks — 7.0%

Ameris Bancorp	5	245

Associated Banc-Corp.	8	154

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	21	737

Bar Harbor Bankshares	3	92

Business First Bancshares, Inc.	4	99

Capital Bancorp, Inc. *	2	33

Capstar Financial Holdings, Inc.	4	74

Cathay General Bancorp	4	142

Community Trust Bancorp, Inc.	1	31

ConnectOne Bancorp, Inc.	35	908

Customers Bancorp, Inc. *	16	624

Enterprise Financial Services Corp.	1	37

Financial Institutions, Inc. (a)	8	246

First BanCorp (Puerto Rico)	80	950

First Bank	2	27

First Choice Bancorp	1	24

First Community Bankshares, Inc.	2	45

First Horizon Corp.	58	995

First Internet Bancorp	3	81

INVESTMENTS	SHARES (000)		VALUE ($000)

Banks — continued

FNB Corp.	33		412

Great Southern Bancorp, Inc.	3		156

Hancock Whitney Corp.	11		476

Hanmi Financial Corp.	15		288

HBT Financial, Inc.	5		91

Hilltop Holdings, Inc.	12		448

Investors Bancorp, Inc.	97		1,381

Metropolitan Bank Holding Corp. *	2		102

Mid Penn Bancorp, Inc.	1		36

OceanFirst Financial Corp.	37		769

PacWest Bancorp	11		450

Peapack-Gladstone Financial Corp. (a)	3		106

Popular, Inc. (Puerto Rico)	14		1,027

RBB Bancorp	2		53

Sierra Bancorp	1		32

Signature Bank	5		1,154

SmartFinancial, Inc.	5		113

Sterling Bancorp	11		283

Synovus Financial Corp.	10		443

Umpqua Holdings Corp.	35		649

United Community Banks, Inc.	8		253

Western Alliance Bancorp	4		409

Wintrust Financial Corp.	4		272

Zions Bancorp NA	19		983

			15,930

Beverages — 0.1%

Coca-Cola Consolidated, Inc.	—	(b)	181

Biotechnology — 9.6%

Akebia Therapeutics, Inc. *	155		589

Alector, Inc. *	12		254

Allogene Therapeutics, Inc. *	12		305

Amicus Therapeutics, Inc. *	65		627

AnaptysBio, Inc. *	32		817

Arena Pharmaceuticals, Inc. *	34		2,293

Arrowhead Pharmaceuticals, Inc. *	13		1,068

Atara Biotherapeutics, Inc. *	2		34

Bluebird Bio, Inc. *	1		27

Blueprint Medicines Corp. *	5		457

Bolt Biotherapeutics, Inc. *	8		117

Bridgebio Pharma, Inc. * (a)	6		378

CareDx, Inc. *	4		348

Catalyst Pharmaceuticals, Inc. *	51		296

Chinook Therapeutics, Inc. * (a)	16		223

Coherus Biosciences, Inc. * (a)	16		220

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Decibel Therapeutics, Inc. * (a)	22	188

Dicerna Pharmaceuticals, Inc. *	18	683

Fate Therapeutics, Inc. *	12	1,041

Frequency Therapeutics, Inc. * (a)	50	497

Gritstone bio, Inc. * (a)	3	31

Invitae Corp. *	13	435

Jounce Therapeutics, Inc. *	10	67

Kronos Bio, Inc. * (a)	17	407

Kura Oncology, Inc. *	2	31

Kymera Therapeutics, Inc. *	15	713

MeiraGTx Holdings plc * (a)	8	130

Molecular Templates, Inc. * (a)	32	248

Mustang Bio, Inc. *	81	270

Myriad Genetics, Inc. *	29	899

Natera, Inc. *	6	647

Novavax, Inc. * (a)	3	594

PTC Therapeutics, Inc. *	9	389

Radius Health, Inc. *	1	24

REVOLUTION Medicines, Inc. *	18	568

Sage Therapeutics, Inc. *	5	295

Sarepta Therapeutics, Inc. *	12	956

Spruce Biosciences, Inc. * (a)	16	183

Sutro Biopharma, Inc. *	3	54

TCR2 Therapeutics, Inc. *	6	97

Translate Bio, Inc. *	24	647

Travere Therapeutics, Inc. *	33	483

Turning Point Therapeutics, Inc. *	6	499

Vericel Corp. *	8	425

Vir Biotechnology, Inc. * (a)	16	756

Xencor, Inc. *	41	1,397

Y-mAbs Therapeutics, Inc. *	1	30

		21,737

Building Products — 1.6%

Advanced Drainage Systems, Inc.	2	268

Apogee Enterprises, Inc.	9	375

Builders FirstSource, Inc. * (a)	33	1,393

Cornerstone Building Brands, Inc. *	19	340

Gibraltar Industries, Inc. *	2	176

Masonite International Corp. *	2	201

Quanex Building Products Corp.	12	286

Resideo Technologies, Inc. *	6	174

UFP Industries, Inc.	8	565

		3,778

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 2.1%

Artisan Partners Asset Management, Inc., Class A	2	102

Blucora, Inc. *	20	343

Brightsphere Investment Group, Inc.	19	436

Cohen & Steers, Inc.	2	131

Cowen, Inc., Class A (a)	13	547

Donnelley Financial Solutions, Inc. *	17	568

Federated Hermes, Inc.	17	590

Focus Financial Partners, Inc., Class A *	14	683

Piper Sandler Cos.	2	285

Stifel Financial Corp.	8	542

Virtus Investment Partners, Inc.	2	500

		4,727

Chemicals — 2.1%

Avient Corp.	17	841

HB Fuller Co.	11	668

Ingevity Corp. *	7	594

Koppers Holdings, Inc. *	8	272

Minerals Technologies, Inc.	5	417

Orion Engineered Carbons SA (Germany) *	13	245

PQ Group Holdings, Inc.	7	112

Trinseo SA	6	371

Tronox Holdings plc, Class A	40	900

Zymergen, Inc. * (a)	13	508

		4,928

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	28	1,251

ACCO Brands Corp.	30	262

Brink’s Co. (The) (a)	4	323

Herman Miller, Inc.	11	504

HNI Corp.	7	299

KAR Auction Services, Inc. * (a)	7	125

Knoll, Inc.	27	691

SP Plus Corp. *	11	336

Steelcase, Inc., Class A	26	394

Team, Inc. *	6	40

		4,225

Communications Equipment — 0.3%

Extreme Networks, Inc. *	64	719

Construction & Engineering — 2.4%

Argan, Inc.	25	1,176

Comfort Systems USA, Inc.	11	859

EMCOR Group, Inc.	7	847

Great Lakes Dredge & Dock Corp. *	35	506

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — continued

MasTec, Inc. *	13	1,346

Primoris Services Corp.	16	471

Sterling Construction Co., Inc. *	9	215

Tutor Perini Corp. *	15	201

		5,621

Construction Materials — 0.1%

Forterra, Inc. *	2	49

US Concrete, Inc. *	3	214

		263

Consumer Finance — 1.5%

Enova International, Inc. *	5	178

EZCORP, Inc., Class A *	32	194

Green Dot Corp., Class A *	9	440

Navient Corp.	70	1,351

Nelnet, Inc., Class A	6	414

Oportun Financial Corp. *	8	162

PROG Holdings, Inc.	15	736

		3,475

Containers & Packaging — 0.2%

Greif, Inc., Class A	5	327

Myers Industries, Inc.	5	101

Pactiv Evergreen, Inc.	3	50

		478

Diversified Consumer Services — 0.4%

Coursera, Inc. * (a)	16	632

WW International, Inc. *	8	271

		903

Diversified Telecommunication Services — 1.3%

IDT Corp., Class B *	55	2,041

Liberty Latin America Ltd., Class A (Chile) *	24	334

Liberty Latin America Ltd., Class C (Chile) *	22	308

Ooma, Inc. *	14	256

		2,939

Electric Utilities — 0.7%

ALLETE, Inc.	6	406

IDACORP, Inc.	3	244

Portland General Electric Co.	10	463

Spark Energy, Inc., Class A (a)	38	431

		1,544

Electrical Equipment — 1.6%

Atkore, Inc. *	20	1,410

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — continued

AZZ, Inc.	9	445

Bloom Energy Corp., Class A * (a)	22	580

Powell Industries, Inc.	2	71

Sunrun, Inc. * (a)	22	1,233

		3,739

Electronic Equipment, Instruments & Components — 2.2%

Advanced Energy Industries, Inc.	6	699

Benchmark Electronics, Inc.	35	982

Fabrinet (Thailand) *	8	748

Itron, Inc. *	2	190

Kimball Electronics, Inc. *	3	61

Sanmina Corp. *	27	1,056

ScanSource, Inc. *	7	208

Vishay Intertechnology, Inc.	28	640

Vishay Precision Group, Inc. *	13	439

		5,023

Energy Equipment & Services — 0.8%

ChampionX Corp. *	23	585

National Energy Services Reunited Corp. *	10	140

NexTier Oilfield Solutions, Inc. *	62	293

Oil States International, Inc. * (a)	18	144

Patterson-UTI Energy, Inc.	15	153

ProPetro Holding Corp. *	7	63

Select Energy Services, Inc., Class A *	52	311

Solaris Oilfield Infrastructure, Inc., Class A	22	215

		1,904

Entertainment — 1.1%

AMC Entertainment Holdings, Inc., Class A * (a)	13	760

Cinemark Holdings, Inc. * (a)	26	562

IMAX Corp. *	13	271

Lions Gate Entertainment Corp., Class A *	46	945

		2,538

Equity Real Estate Investment Trusts (REITs) — 5.2%

Agree Realty Corp.	1	92

Alexander & Baldwin, Inc.	12	214

American Assets Trust, Inc.	3	104

American Finance Trust, Inc.	7	63

Armada Hoffler Properties, Inc.	21	283

Broadstone Net Lease, Inc.	14	323

CareTrust REIT, Inc.	3	63

CatchMark Timber Trust, Inc., Class A	10	118

Centerspace	2	174

Chatham Lodging Trust *	3	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

City Office REIT, Inc.	32	400

Columbia Property Trust, Inc.	3	49

Community Healthcare Trust, Inc.	2	81

Cousins Properties, Inc.	8	300

DiamondRock Hospitality Co. *	20	197

DigitalBridge Group, Inc. * (a)	61	485

Essential Properties Realty Trust, Inc.	8	211

First Industrial Realty Trust, Inc.	8	434

Four Corners Property Trust, Inc.	12	342

Getty Realty Corp.	2	50

Gladstone Commercial Corp.	12	280

Global Medical REIT, Inc. (a)	2	28

Global Net Lease, Inc.	22	411

Healthcare Realty Trust, Inc.	6	175

Highwoods Properties, Inc.	1	54

Innovative Industrial Properties, Inc. (a)	1	153

Kite Realty Group Trust	16	350

National Storage Affiliates Trust	10	495

New Senior Investment Group, Inc.	40	351

Physicians Realty Trust	9	164

Piedmont Office Realty Trust, Inc., Class A	8	150

Plymouth Industrial REIT, Inc.	15	294

PotlatchDeltic Corp.	16	824

QTS Realty Trust, Inc., Class A	5	379

Retail Opportunity Investments Corp.	16	279

Retail Properties of America, Inc., Class A	34	385

Retail Value, Inc.	5	114

Ryman Hospitality Properties, Inc. *	1	71

Sabra Health Care REIT, Inc.	18	322

Service Properties Trust	5	60

SITE Centers Corp.	12	175

STAG Industrial, Inc.	24	902

Summit Hotel Properties, Inc. *	6	51

Sunstone Hotel Investors, Inc. *	44	548

UMH Properties, Inc.	2	52

Urban Edge Properties	8	147

Xenia Hotels & Resorts, Inc. *	30	568

		11,801

Food & Staples Retailing — 0.8%

Andersons, Inc. (The)	1	40

BJ’s Wholesale Club Holdings, Inc. *	7	343

Performance Food Group Co. *	15	703

Rite Aid Corp. * (a)	45	730

		1,816

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 0.8%

Bunge Ltd.	3	195

Darling Ingredients, Inc. *	13	845

Sanderson Farms, Inc.	4	695

Seneca Foods Corp., Class A *	3	143

		1,878

Gas Utilities — 0.6%

Chesapeake Utilities Corp.	3	313

New Jersey Resources Corp.	5	206

Northwest Natural Holding Co.	3	152

Southwest Gas Holdings, Inc.	6	371

Spire, Inc.	4	318

		1,360

Health Care Equipment & Supplies — 3.1%

Alphatec Holdings, Inc. *	16	251

Apyx Medical Corp. *	13	130

Cardiovascular Systems, Inc. * (a)	14	614

Cutera, Inc. * (a)	22	1,054

Heska Corp. *	3	781

Inogen, Inc. *	10	678

Intersect ENT, Inc. *	5	91

Lantheus Holdings, Inc. * (a)	5	149

Natus Medical, Inc. *	10	247

NuVasive, Inc. *	17	1,132

Ortho Clinical Diagnostics Holdings plc *	22	470

Orthofix Medical, Inc. *	20	790

Outset Medical, Inc. *	4	205

SI-BONE, Inc. *	15	481

		7,073

Health Care Providers & Services — 4.7%

AdaptHealth Corp. *	63	1,730

AMN Healthcare Services, Inc. *	8	737

Apollo Medical Holdings, Inc. * (a)	9	590

Cross Country Healthcare, Inc. *	13	213

Hanger, Inc. *	11	288

LHC Group, Inc. *	1	240

MEDNAX, Inc. *	5	148

ModivCare, Inc. *	5	867

National HealthCare Corp.	4	273

Option Care Health, Inc. *	7	142

Owens & Minor, Inc.	15	626

Select Medical Holdings Corp.	30	1,255

Surgery Partners, Inc. * (a)	16	1,046

Tenet Healthcare Corp. * (a)	35	2,338

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Tivity Health, Inc. * (a)	3	82

		10,575

Health Care Technology — 1.2%

Allscripts Healthcare Solutions, Inc. *	34	629

Inovalon Holdings, Inc., Class A *	4	119

Inspire Medical Systems, Inc. *	2	387

NextGen Healthcare, Inc. * (a)	28	469

Omnicell, Inc. *	2	257

Schrodinger, Inc. *	13	961

		2,822

Hotels, Restaurants & Leisure — 1.6%

Bloomin’ Brands, Inc. *	26	695

Boyd Gaming Corp. *	4	234

Brinker International, Inc. *	11	656

Dine Brands Global, Inc. * (a)	5	437

Marriott Vacations Worldwide Corp. *	5	764

Penn National Gaming, Inc. *	5	355

RCI Hospitality Holdings, Inc. (a)	2	119

Scientific Games Corp. *	6	441

		3,701

Household Durables — 1.4%

Helen of Troy Ltd. * (a)	2	342

Hooker Furniture Corp.	9	322

Lifetime Brands, Inc.	24	359

Purple Innovation, Inc. *	8	201

Sonos, Inc. *	16	571

Tupperware Brands Corp. *	7	157

Universal Electronics, Inc. *	8	369

Vizio Holding Corp., Class A *	32	858

		3,179

Household Products — 0.3%

Central Garden & Pet Co., Class A *	15	700

Independent Power and Renewable Electricity Producers — 0.7%

Clearway Energy, Inc.	20	506

Clearway Energy, Inc., Class C	18	477

Sunnova Energy International, Inc. *	12	441

Vistra Corp.	4	79

		1,503

Insurance — 1.0%

American Equity Investment Life Holding Co.	14	446

Argo Group International Holdings Ltd.	7	373

BRP Group, Inc., Class A *	3	77

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

CNO Financial Group, Inc.	13	309

eHealth, Inc. *	6	345

Heritage Insurance Holdings, Inc.	2	16

Horace Mann Educators Corp.	1	37

James River Group Holdings Ltd.	2	75

Oscar Health, Inc., Class A *	1	14

Selective Insurance Group, Inc.	1	114

Stewart Information Services Corp.	9	523

		2,329

Interactive Media & Services — 0.8%

Cars.com, Inc. *	20	289

Liberty TripAdvisor Holdings, Inc., Class A *	208	849

Yelp, Inc. *	17	691

		1,829

Internet & Direct Marketing Retail — 0.3%

Overstock.com, Inc. * (a)	2	221

Stitch Fix, Inc., Class A *	4	211

ThredUp, Inc., Class A * (a)	9	268

		700

IT Services — 2.0%

BigCommerce Holdings, Inc., Series 1 *	9	552

Contra Bmtechnologies *	3	38

DigitalOcean Holdings, Inc. *	13	717

Marathon Digital Holdings, Inc. *	12	389

Maximus, Inc.	11	950

TTEC Holdings, Inc.	14	1,393

Unisys Corp. *	23	577

		4,616

Life Sciences Tools & Services — 1.0%

Adaptive Biotechnologies Corp. *	4	176

Berkeley Lights, Inc. *	8	345

Pacific Biosciences of California, Inc. *	5	164

Personalis, Inc. *	33	822

Quanterix Corp. *	8	458

Seer, Inc. * (a)	8	274

		2,239

Machinery — 1.4%

Barnes Group, Inc.	5	277

Columbus McKinnon Corp.	9	415

Manitowoc Co., Inc. (The) *	15	375

Meritor, Inc. *	12	281

Mueller Industries, Inc.	4	152

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Park-Ohio Holdings Corp.	2	58

REV Group, Inc.	8	127

Terex Corp.	30	1,442

Wabash National Corp. (a)	5	82

		3,209

Marine — 0.2%

Costamare, Inc. (Monaco)	40	469

Media — 1.0%

Fluent, Inc. *	31	92

Gray Television, Inc.	17	398

Meredith Corp. *	11	478

Sinclair Broadcast Group, Inc., Class A	13	429

TEGNA, Inc.	52	965

		2,362

Metals & Mining — 1.5%

Alcoa Corp. *	15	552

Allegheny Technologies, Inc. * (a)	19	390

Arconic Corp. *	12	427

Cleveland-Cliffs, Inc. * (a)	23	492

Commercial Metals Co.	16	497

Kaiser Aluminum Corp.	2	272

SunCoke Energy, Inc.	50	356

United States Steel Corp. (a)	4	91

Warrior Met Coal, Inc.	16	279

Worthington Industries, Inc.	1	43

		3,399

Mortgage Real Estate Investment Trusts (REITs) — 1.6%

Apollo Commercial Real Estate Finance, Inc.	3	49

Ares Commercial Real Estate Corp.	17	251

Blackstone Mortgage Trust, Inc., Class A (a)	11	338

Brightspire Capital, Inc.	5	45

Ellington Financial, Inc.	16	314

Granite Point Mortgage Trust, Inc.	4	55

Great Ajax Corp.	1	16

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	9	477

KKR Real Estate Finance Trust, Inc.	20	426

Ladder Capital Corp.	26	305

MFA Financial, Inc.	11	48

PennyMac Mortgage Investment Trust	27	560

Ready Capital Corp.	5	76

Redwood Trust, Inc.	48	577

TPG RE Finance Trust, Inc.	16	219

		3,756

INVESTMENTS	SHARES (000)		VALUE ($000)

Multiline Retail — 0.5%

Big Lots, Inc.	7		429

Dillard’s, Inc., Class A (a)	2		307

Macy’s, Inc. *	28		524

			1,260

Multi-Utilities — 0.1%

Black Hills Corp.	4		230

Oil, Gas & Consumable Fuels — 2.7%

Antero Resources Corp. *	38		574

Arch Resources, Inc. *	5		302

Berry Corp. (a)	35		233

CNX Resources Corp. *	10		138

CVR Energy, Inc. (a)	9		162

Delek US Holdings, Inc.	1		20

Green Plains, Inc. *	11		370

Magnolia Oil & Gas Corp., Class A * (a)	45		708

Matador Resources Co.	10		356

Ovintiv, Inc.	45		1,423

Par Pacific Holdings, Inc. *	9		151

PDC Energy, Inc.	16		747

Renewable Energy Group, Inc. * (a)	3		162

REX American Resources Corp. *	1		72

SFL Corp. Ltd. (Norway)	14		106

Southwestern Energy Co. *	99		561

			6,085

Paper & Forest Products — 1.0%

Domtar Corp. *	6		313

Glatfelter Corp.	3		39

Louisiana-Pacific Corp.	10		585

Neenah, Inc.	3		140

Schweitzer-Mauduit International, Inc.	23		925

Verso Corp., Class A	13		230

			2,232

Personal Products — 0.8%

Edgewell Personal Care Co. (a)	15		636

elf Beauty, Inc. *	19		505

Honest Co., Inc. (The) * (a)	16		253

Medifast, Inc.	2		453

			1,847

Pharmaceuticals — 1.3%

Angion Biomedica Corp. *	19		251

Arvinas, Inc. *	—	(b)	31

Cara Therapeutics, Inc. *	7		101

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Durect Corp. * (a)	382	624

Endo International plc *	118	552

Landos Biopharma, Inc. *	26	296

Lannett Co., Inc. * (a)	118	551

NGM Biopharmaceuticals, Inc. *	16	321

Phibro Animal Health Corp., Class A	4	124

Revance Therapeutics, Inc. * (a)	2	65

Zogenix, Inc. * (a)	10	171

		3,087

Professional Services — 2.3%

Barrett Business Services, Inc.	11	828

Heidrick & Struggles International, Inc.	10	454

KBR, Inc.	29	1,110

Kelly Services, Inc., Class A *	5	117

Kforce, Inc.	7	459

Korn Ferry	20	1,474

TriNet Group, Inc. *	6	442

TrueBlue, Inc. *	16	455

		5,339

Real Estate Management & Development — 0.4%

Jones Lang LaSalle, Inc. *	1	160

Realogy Holdings Corp. *	44	805

RMR Group, Inc. (The), Class A	2	58

		1,023

Road & Rail — 0.6%

ArcBest Corp.	25	1,481

Semiconductors & Semiconductor Equipment — 2.2%

Alpha & Omega Semiconductor Ltd. *	17	510

Ambarella, Inc. *	3	267

Amkor Technology, Inc.	28	672

Ichor Holdings Ltd. *	9	463

PDF Solutions, Inc. * (a)	7	118

Power Integrations, Inc.	6	501

Rambus, Inc. *	5	119

Semtech Corp. *	7	461

SMART Global Holdings, Inc. * (a)	14	648

SunPower Corp. * (a)	23	683

Ultra Clean Holdings, Inc. *	10	532

		4,974

Software — 4.5%

8x8, Inc. * (a)	2	56

ACI Worldwide, Inc. *	2	82

Asana, Inc., Class A * (a)	15	912

Avaya Holdings Corp. * (a)	31	826

INVESTMENTS	SHARES (000)		VALUE ($000)

Software — continued

Blackbaud, Inc. *	5		360

Blackline, Inc. *	3		334

Cerence, Inc. * (a)	8		832

Cornerstone OnDemand, Inc. *	14		717

Digital Turbine, Inc. *	8		623

eGain Corp. * (a)	63		723

J2 Global, Inc. * (a)	8		1,127

JFrog Ltd. (Israel) * (a)	3		118

MicroStrategy, Inc., Class A * (a)	—	(b)	166

Model N, Inc. * (a)	2		79

PagerDuty, Inc. *	11		473

SailPoint Technologies Holding, Inc. *	6		322

SPS Commerce, Inc. *	1		50

Viant Technology, Inc., Class A *	7		195

Workiva, Inc. *	1		56

Xperi Holding Corp.	58		1,296

Zuora, Inc., Class A *	51		873

			10,220

Specialty Retail — 2.4%

Aaron’s Co., Inc. (The)	4		123

American Eagle Outfitters, Inc.	14		518

Genesco, Inc. *	8		503

Guess?, Inc. (a)	13		338

Hibbett, Inc. *	13		1,120

ODP Corp. (The) *	3		166

Rent-A-Center, Inc.	12		658

RH * (a)	1		628

Signet Jewelers Ltd. * (a)	14		1,091

Zumiez, Inc. *	10		470

			5,615

Technology Hardware, Storage & Peripherals — 1.2%

3D Systems Corp. * (a)	4		168

Avid Technology, Inc. *	13		505

Diebold Nixdorf, Inc. *	32		410

Super Micro Computer, Inc. *	48		1,674

			2,757

Textiles, Apparel & Luxury Goods — 1.8%

Crocs, Inc. *	3		291

Deckers Outdoor Corp. *	7		2,525

G-III Apparel Group Ltd. *	3		105

Kontoor Brands, Inc.	8		446

Movado Group, Inc.	10		302

PLBY Group, Inc. * (a)	9		354

			4,023

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — 2.6%

Essent Group Ltd.	19	863

Flagstar Bancorp, Inc.	20	854

FS Bancorp, Inc.	1	57

HomeStreet, Inc.	4	171

Kearny Financial Corp.	15	174

Luther Burbank Corp.	5	64

MGIC Investment Corp.	24	328

Mr. Cooper Group, Inc. *	19	615

NMI Holdings, Inc., Class A *	11	250

Provident Bancorp, Inc.	12	188

Provident Financial Services, Inc.	35	806

Radian Group, Inc.	29	641

Walker & Dunlop, Inc.	10	1,053

		6,064

Trading Companies & Distributors — 3.0%

Applied Industrial Technologies, Inc.	3	264

Beacon Roofing Supply, Inc. *	14	740

Boise Cascade Co.	4	245

CAI International, Inc.	5	263

GMS, Inc. *	18	881

Herc Holdings, Inc. *	15	1,636

MRC Global, Inc. *	8	72

NOW, Inc. *	42	399

Veritiv Corp. *	4	258

WESCO International, Inc. *	21	2,191

		6,949

Total Common Stocks (Cost $158,906)		225,617

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

Biotechnology — 0.0% (c)

Contra Aduro Biotech I * ‡ (Cost $63)	21	—	(b)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 10.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (d) (e) (Cost $3,889)	3,889	3,889

Investment of Cash Collateral from Securities Loaned — 9.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	18,696	18,696

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	2,025	2,025

Total Investment of Cash Collateral from Securities Loaned (Cost $20,723)		20,721

Total Short-Term Investments (Cost $24,612)		24,610

Total Investments — 109.0% (Cost $183,581)		250,227
Liabilities in Excess of Other Assets — (9.0)%		(20,647)

NET ASSETS — 100.0%		229,580

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $20,237.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	29	09/2021	USD	3,344	(15)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$225,617
Investments in affiliates, at value	3,889
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	20,721
Cash	1
Deposits at broker for futures contracts	317
Receivables:
Investment securities sold	2
Portfolio shares sold	172
Dividends from non-affiliates	148
Dividends from affiliates	—	(a)
Securities lending income (See Note 2.B.)	4
Variation margin on futures contracts	2

Total Assets	250,873

LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.B.)	20,721
Portfolio shares redeemed	358
Accrued liabilities:
Investment advisory fees	123
Administration fees	14
Distribution fees	—	(a)
Custodian and accounting fees	13
Trustees’ and Chief Compliance Officer’s fees	2
Other	62

Total Liabilities	21,293

Net Assets	$229,580

NET ASSETS:
Paid-in-Capital	$141,142
Total distributable earnings (loss)	88,438

Total Net Assets	$229,580

Net Assets:
Class 1	$227,902
Class 2	1,678

Total	$229,580

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	8,138
Class 2	60

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$28.01
Class 2 — Offering and redemption price per share	27.71

Cost of investments in non-affiliates	$158,969
Cost of investments in affiliates	3,889
Investment securities on loan, at value (See Note 2.B.)	20,237
Cost of investment of cash collateral (See Note 2.B.)	20,723

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

(Amounts in thousands)

JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$895
Dividend income from affiliates	— (a)
Non-cash dividend income from non-affiliates	67
Income from securities lending (net) (See Note 2.B.)	30

Total investment income	992

EXPENSES:
Investment advisory fees	724
Administration fees	84
Distribution fees:
Class 2	2
Custodian and accounting fees	28
Interest expense to affiliates	— (a)
Professional fees	29
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	17
Transfer agency fees (See Note 2.F.)	4
Other	8

Total expenses	910

Less fees waived	(1)

Net expenses	909

Net investment income (loss)	83

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,739
Futures contracts	701

Net realized gain (loss)	25,440

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,498
Investments in affiliates	(1)
Futures contracts	(15)

Change in net unrealized appreciation/depreciation	13,482

Net realized/unrealized gains (losses)	38,922

Change in net assets resulting from operations	$39,005

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$83	$1,277
Net realized gain (loss)	25,440	3,058
Change in net unrealized appreciation/depreciation	13,482	19,652

Change in net assets resulting from operations	39,005	23,987

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(6,622)	(12,432)
Class 2	(45)	(89)

Total distributions to shareholders	(6,667)	(12,521)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,697)	(8,855)

NET ASSETS:
Change in net assets	26,641	2,611
Beginning of period	202,939	200,328

End of period	$229,580	$202,939

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$16,671	$20,155
Distributions reinvested	6,622	12,432
Cost of shares redeemed	(28,984)	(41,101)

Change in net assets resulting from Class 1 capital transactions	(5,691)	(8,514)

Class 2
Proceeds from shares issued	270	409
Distributions reinvested	45	89
Cost of shares redeemed	(321)	(839)

Change in net assets resulting from Class 2 capital transactions	(6)	(341)

Total change in net assets resulting from capital transactions	$(5,697)	$(8,855)

SHARE TRANSACTIONS:
Class 1
Issued	600	1,135
Reinvested	240	735
Redeemed	(1,059)	(2,131)

Change in Class 1 Shares	(219)	(261)

Class 2
Issued	9	25
Reinvested	2	5
Redeemed	(12)	(47)

Change in Class 2 Shares	(1)	(17)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Six Months Ended June 30, 2021 (Unaudited)	$24.11	$0.01	$4.73	$4.74	$(0.14)	$(0.70)	$(0.84)
Year Ended December 31, 2020	23.04	0.15	2.38	2.53	(0.19)	(1.27)	(1.46)
Year Ended December 31, 2019	21.10	0.15	4.69	4.84	(0.10)	(2.80)	(2.90)
Year Ended December 31, 2018	25.64	0.12	(2.85)	(2.73)	(0.10)	(1.71)	(1.81)
Year Ended December 31, 2017	22.49	0.10	3.30	3.40	(0.08)	(0.17)	(0.25)
Year Ended December 31, 2016	20.56	0.09	3.65	3.74	(0.11)	(1.70)	(1.81)

Class 2
Six Months Ended June 30, 2021 (Unaudited)	23.85	(0.03)	4.67	4.64	(0.08)	(0.70)	(0.78)
Year Ended December 31, 2020	22.79	0.09	2.37	2.46	(0.13)	(1.27)	(1.40)
Year Ended December 31, 2019	20.91	0.09	4.63	4.72	(0.04)	(2.80)	(2.84)
Year Ended December 31, 2018	25.41	0.05	(2.82)	(2.77)	(0.02)	(1.71)	(1.73)
Year Ended December 31, 2017	22.30	0.02	3.29	3.31	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04	3.62	3.66	(0.04)	(1.70)	(1.74)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period (000’s)	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$28.01	19.72%	$227,902	0.81%	0.08%	0.81%	47%
24.11	13.69	201,489	0.84	0.76	0.84	95
23.04	24.58	198,542	0.83	0.66	0.84	83
21.10	(11.93)	153,429	0.82	0.47	0.83	59
25.64	15.23	189,186	0.83	0.40	0.83	51
22.49	20.21	161,501	0.87	0.46	0.87	55

27.71	19.50	1,678	1.10	(0.20)	1.10	47
23.85	13.38	1,450	1.12	0.46	1.12	95
22.79	24.20	1,786	1.11	0.39	1.11	83
20.91	(12.15)	1,031	1.09	0.20	1.10	59
25.41	14.93	1,111	1.09	0.10	1.10	51
22.30	19.88	1,570	1.12	0.20	1.13	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$225,617	$—	$—		$225,617
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	3,889	—	—		3,889
Investment of Cash Collateral from Securities Loaned	20,721	—	—		20,721

Total Short-Term Investments	24,610	—	—		24,610

Total Investments in Securities	$250,227	$—	$—	(a)	$250,227

Depreciation in Other Financial Instruments
Futures Contracts	$(15)	$—	$—		$(15)

(a)	Amount rounds to less than one thousand.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$20,237	$(20,237)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended June 30, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended June 30, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	$8,498	$47,000	$36,800	$(1	)*	$(1)	$18,696	18,696	$9	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	6,291	40,605	44,871	—		—	2,025	2,025	—	*(c)	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	3,240	49,609	48,960	—		—	3,889	3,889	—	(c)	—

Total	$18,029	$137,214	$130,631	$(1)		$(1)	$24,610		$9		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2021:

Futures Contracts — Equity:
Average Notional Balance Long	$4,058
Ending Notional Balance Long	3,344

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the six months ended June 30, 2021 are as follows:

	Class 1	Class 2		Total
Transfer agency fees	$4	$—	(a)	$4

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2021, the effective annualized rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the six months ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

For the six months ended June 30, 2021, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the six months ended June 30, 2021 was $1.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$102,334	$115,181

During the six months ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$183,581	$72,456	$5,825	$66,631

At December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2021, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 65.3% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio invests in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,197.20	$4.41	0.81%
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class 2
Actual	1,000.00	1,195.00	5.99	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	25

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Portfolio into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Portfolio’s investments; and (2) perform additional stress testing. The Report noted that the Portfolio was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	SAN-JPMITSCCP-621

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2021 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	1

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The year 2021 has brought a partial reopening of the social and economic spheres and an extended rally in equity markets bolstered by federal relief and recovery efforts and surging consumer spending and corporate earnings.

“As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management.” — Andrea L. Lisher

U.S. equity markets turned in a strong performance over the six months ended June 30, 2021. The S&P 500 Index returned 16%; the Russell 1000 returned 15.57%; the Russell Mid Cap Index returned 16.65% and the Russell 2000 Index returned 17.24%. Investors who remained fully invested over the period stood to benefit greatly from performance of equity markets in the U.S. and globally.

Mass vaccinations and the rebound in economic growth at the global, and certain national and local levels have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve (the “Fed”). While the Fed has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	14.73%
S&P 500 Index	15.25%

Net Assets as of 6/30/2021 (In Thousands)	$149,083

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a global rally in stocks on the back of continued bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, small cap and mid cap stocks generally outperformed large cap stocks and value stocks generally outperformed growth stocks for the six months ended June 30, 2021.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended June 30, 2021. The Portfolio’s security selection in the utilities sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Portfolio’s security selection in both semiconductors & hardware and pharmaceutical/medical technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Leidos Holdings Inc. and Mastercard Inc., and its underweight position in Nvidia Inc. Shares of Leidos Holdings, a provider of engineering and technology to the aerospace and defense sectors, fell after the company reported lower-than-expected revenue for the fourth quarter of 2020. Shares of Mastercard, a credit card and payments company, underperformed amid investor concerns that the pandemic would limit consumer spending on travel in 2021. Shares of Nvidia, a semiconductor maker, rose amid consecutive quarters of better-than-expected earnings and revenue.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in NXP Semiconductors Inc., Alphabet Inc. and Eli Lilly & Co. Shares of NXP Semiconductors, a semiconductor maker, rose amid a surge in global demand for semiconductors in 2021. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period. Shares of Eli Lilly, a pharmaceuticals maker, rose after the U.S. Food and Drug Administration granted a Breakthrough Therapy designation for company’s experimental drug to treat Alzheimer’s disease.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what the portfolio managers believed to be each company’s underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight positions relative to the Benchmark were in the big banks & brokers and utilities sectors and its largest underweight positions were in the software & services sector and the telecommunications sector.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.0%
2.	Apple, Inc.	5.4
3.	Amazon.com, Inc.	5.2
4.	Alphabet, Inc., Class A	4.3
5.	Mastercard, Inc., Class A	4.0
6.	Analog Devices, Inc.	2.7
7.	Eaton Corp. plc	2.4
8.	Norfolk Southern Corp.	2.3
9.	Coca-Cola Co. (The)	2.2
10.	Prologis, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.4%
Consumer Discretionary	14.7
Health Care	11.8
Financials	11.0
Industrials	10.6
Communication Services	10.1
Consumer Staples	3.4
Utilities	3.4
Materials	2.9
Real Estate	2.6
Energy	1.3
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	14.73%	42.84%	19.22%	15.38%
CLASS 2 SHARES	August 16, 2006	14.58	42.50	18.92	15.09

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.3%

Northrop Grumman Corp.	4	1,395

Raytheon Technologies Corp.	7	604

		1,999

Air Freight & Logistics — 0.4%

FedEx Corp.	1	421

United Parcel Service, Inc., Class B	1	239

		660

Airlines — 0.1%

Southwest Airlines Co. *	2	110

Automobiles — 1.7%

Tesla, Inc. *	4	2,558

Banks — 5.6%

Bank of America Corp.	12	486

SVB Financial Group *	1	715

Truist Financial Corp.	49	2,717

US Bancorp	27	1,550

Wells Fargo & Co.	64	2,884

		8,352

Beverages — 2.4%

Coca-Cola Co. (The)	60	3,259

Constellation Brands, Inc., Class A	2	352

		3,611

Biotechnology — 3.6%

AbbVie, Inc.	26	2,921

Biogen, Inc. *	3	1,115

BioMarin Pharmaceutical, Inc. *	1	109

Regeneron Pharmaceuticals, Inc. *	2	929

Vertex Pharmaceuticals, Inc. *	1	227

		5,301

Building Products — 0.4%

Trane Technologies plc	3	572

Capital Markets — 3.8%

Ameriprise Financial, Inc.	4	1,073

Charles Schwab Corp. (The)	4	293

Morgan Stanley	26	2,416

S&P Global, Inc.	3	1,421

State Street Corp.	5	432

		5,635

Chemicals — 2.5%

DuPont de Nemours, Inc.	3	211

Eastman Chemical Co.	13	1,500

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Linde plc (United Kingdom)	2	559

PPG Industries, Inc.	9	1,462

		3,732

Consumer Finance — 0.4%

Capital One Financial Corp.	4	542

Containers & Packaging — 0.4%

Crown Holdings, Inc.	6	591

Diversified Financial Services — 0.1%

Voya Financial, Inc.	2	113

Electric Utilities — 3.2%

NextEra Energy, Inc.	39	2,838

Xcel Energy, Inc.	30	1,960

		4,798

Electrical Equipment — 2.4%

AMETEK, Inc.	1	128

Eaton Corp. plc	24	3,521

		3,649

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	2	119

Entertainment — 0.4%

Netflix, Inc. *	1	574

Equity Real Estate Investment Trusts (REITs) — 2.6%

Prologis, Inc.	26	3,050

SBA Communications Corp.	1	256

Sun Communities, Inc.	2	333

Ventas, Inc.	4	230

		3,869

Food Products — 0.2%

Mondelez International, Inc., Class A	4	255

Health Care Equipment & Supplies — 2.5%

Boston Scientific Corp. *	43	1,855

Intuitive Surgical, Inc. *	1	968

Medtronic plc	4	546

Zimmer Biomet Holdings, Inc.	2	392

		3,761

Health Care Providers & Services — 2.1%

Centene Corp. *	6	402

Cigna Corp.	9	2,143

UnitedHealth Group, Inc.	1	550

		3,095

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 3.6%

Booking Holdings, Inc. *	—	(a)	289

Hilton Worldwide Holdings, Inc. *	1		73

Marriott International, Inc., Class A *	12		1,613

McDonald’s Corp.	10		2,262

Royal Caribbean Cruises Ltd. *	1		67

Yum! Brands, Inc.	10		1,124

			5,428

Household Durables — 0.2%

KB Home	3		113

Toll Brothers, Inc.	2		127

			240

Household Products — 0.5%

Procter & Gamble Co. (The)	6		807

Insurance — 1.2%

Chubb Ltd.	3		457

Hartford Financial Services Group, Inc. (The)	2		135

Progressive Corp. (The)	12		1,170

			1,762

Interactive Media & Services — 8.2%

Alphabet, Inc., Class A *	3		6,447

Alphabet, Inc., Class C *	1		2,769

Facebook, Inc., Class A *	8		2,855

ZoomInfo Technologies, Inc., Class A *	3		150

			12,221

Internet & Direct Marketing Retail — 5.2%

Amazon.com, Inc. *	2		7,730

IT Services — 5.7%

Affirm Holdings, Inc. * (b)	7		456

FleetCor Technologies, Inc. *	5		1,381

Mastercard, Inc., Class A	16		5,985

Shopify, Inc., Class A (Canada) *	1		732

			8,554

Life Sciences Tools & Services — 0.5%

Thermo Fisher Scientific, Inc.	2		777

Machinery — 1.9%

Deere & Co.	4		1,275

Ingersoll Rand, Inc. *	11		517

Stanley Black & Decker, Inc.	5		1,063

			2,855

Media — 1.2%

Charter Communications, Inc., Class A *	2		1,281

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Comcast Corp., Class A	10	580

		1,861

Multi-Utilities — 0.2%

CenterPoint Energy, Inc.	5	117

Sempra Energy	2	214

		331

Oil, Gas & Consumable Fuels — 1.4%

Chevron Corp.	3	316

ConocoPhillips	10	619

Diamondback Energy, Inc.	3	308

Pioneer Natural Resources Co.	3	555

TC Energy Corp. (Canada)	4	217

		2,015

Personal Products — 0.2%

Estee Lauder Cos., Inc. (The), Class A	1	260

Pharmaceuticals — 3.1%

Bristol-Myers Squibb Co.	33	2,183

Elanco Animal Health, Inc. *	2	84

Eli Lilly & Co.	8	1,769

Johnson & Johnson	2	305

Merck & Co., Inc.	3	214

Organon & Co. *	3	87

		4,642

Professional Services — 1.3%

Booz Allen Hamilton Holding Corp.	2	129

IHS Markit Ltd.	1	96

Leidos Holdings, Inc.	17	1,719

		1,944

Road & Rail — 2.7%

Lyft, Inc., Class A *	8	483

Norfolk Southern Corp.	13	3,477

Union Pacific Corp.	1	121

		4,081

Semiconductors & Semiconductor Equipment — 7.4%

Advanced Micro Devices, Inc. *	18	1,695

Analog Devices, Inc.	23	3,996

ASML Holding NV (Registered), NYRS (Netherlands)	2	1,114

Lam Research Corp.	2	1,206

NVIDIA Corp.	1	666

NXP Semiconductors NV (China)	12	2,389

		11,066

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — 8.6%

Ceridian HCM Holding, Inc. *	10		922

Intuit, Inc.	2		744

Microsoft Corp.	38		10,424

Oracle Corp.	1		81

salesforce.com, Inc. *	1		196

Workday, Inc., Class A *	1		291

			12,658

Specialty Retail — 3.6%

AutoZone, Inc. *	—	(a)	184

Lowe’s Cos., Inc.	13		2,557

O’Reilly Automotive, Inc. *	3		1,609

Ross Stores, Inc.	6		769

TJX Cos., Inc. (The)	4		293

			5,412

Technology Hardware, Storage & Peripherals — 5.7%

Apple, Inc.	59		8,042

Seagate Technology Holdings plc (Ireland)	5		457

			8,499

Textiles, Apparel & Luxury Goods — 0.4%

NIKE, Inc., Class B	4		612

Tobacco — 0.2%

Philip Morris International, Inc.	2		228

Wireless Telecommunication Services — 0.3%

T-Mobile US, Inc. *	3		462

Total Common Stocks (Cost $82,424)			148,341

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $811)	811	811

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d) (Cost $368)	368	368

Total Short-Term Investments (Cost $1,179)		1,179

Total Investments — 100.3% (Cost $83,603)		149,520
Liabilities in Excess of Other Assets — (0.3)%		(437)

NET ASSETS — 100.0%		149,083

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	Amount rounds to less than one thousand.
(b)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $365.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	1	09/2021	USD	214	4

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$148,341
Investments in affiliates, at value	811
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	368
Deposits at broker for futures contracts	36
Receivables:
Investment securities sold	16
Portfolio shares sold	53
Dividends from non-affiliates	100
Dividends from affiliates	—	(a)
Securities lending income (See Note 2.B.)	—	(a)
Variation margin on futures contracts	—	(a)

Total Assets	149,725

LIABILITIES:
Payables:
Investment securities purchased	36
Collateral received on securities loaned (See Note 2.B.)	368
Portfolio shares redeemed	100
Accrued liabilities:
Investment advisory fees	67
Administration fees	9
Distribution fees	4
Custodian and accounting fees	11
Trustees’ and Chief Compliance Officer’s fees	1
Other	46

Total Liabilities	642

Net Assets	$149,083

NET ASSETS:
Paid-in-Capital	$75,209
Total distributable earnings (loss)	73,874

Total Net Assets	$149,083

Net Assets:
Class 1	$131,654
Class 2	17,429

Total	$149,083

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,236
Class 2	435

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$40.68
Class 2 — Offering and redemption price per share	40.09

Cost of investments in non-affiliates	$82,424
Cost of investments in affiliates	811
Investment securities on loan, at value (See Note 2.B.)	365
Cost of investment of cash collateral (See Note 2.B.)	368

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$925
Dividend income from affiliates	—	(a)
Income from securities lending (net) (See Note 2.B.)	—	(a)

Total investment income	925

EXPENSES:
Investment advisory fees	394
Administration fees	54
Distribution fees:
Class 2	23
Custodian and accounting fees	20
Professional fees	28
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	20
Transfer agency fees (See Note 2.F.)	1
Other	6

Total expenses	559

Less fees waived	—	(a)

Net expenses	559

Net investment income (loss)	366

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,506
Futures contracts	72

Net realized gain (loss)	9,578

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	9,792
Futures contracts	2

Change in net unrealized appreciation/depreciation	9,794

Net realized/unrealized gains (losses)	19,372

Change in net assets resulting from operations	$19,738

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$366	$1,069
Net realized gain (loss)	9,578	6,285
Change in net unrealized appreciation/depreciation	9,794	20,504

Change in net assets resulting from operations	19,738	27,858

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(6,770)	(7,167)
Class 2	(914)	(1,169)

Total distributions to shareholders	(7,684)	(8,336)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,138)	2,464

NET ASSETS:
Change in net assets	8,916	21,986
Beginning of period	140,167	118,181

End of period	$149,083	$140,167

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,687	$11,890
Distributions reinvested	6,770	7,167
Cost of shares redeemed	(11,930)	(15,387)

Change in net assets resulting from Class 1 capital transactions	(473)	3,670

Class 2
Proceeds from shares issued	552	2,911
Distributions reinvested	914	1,169
Cost of shares redeemed	(4,131)	(5,286)

Change in net assets resulting from Class 2 capital transactions	(2,665)	(1,206)

Total change in net assets resulting from capital transactions	$(3,138)	$2,464

SHARE TRANSACTIONS:
Class 1
Issued	117	354
Reinvested	170	250
Redeemed	(303)	(486)

Change in Class 1 Shares	(16)	118

Class 2
Issued	15	97
Reinvested	23	41
Redeemed	(106)	(171)

Change in Class 2 Shares	(68)	(33)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2021 (Unaudited)	$37.40	$0.11	$5.35	$5.46	$(0.31)	$(1.87)	$(2.18)
Year Ended December 31, 2020	32.27	0.30	7.16	7.46	(0.26)	(2.07)	(2.33)
Year Ended December 31, 2019	26.63	0.26	7.81	8.07	(0.26)	(2.17)	(2.43)
Year Ended December 31, 2018	32.43	0.27	(1.93)	(1.66)	(0.27)	(3.87)	(4.14)
Year Ended December 31, 2017	27.03	0.26	5.69	5.95	(0.26)	(0.29)	(0.55)
Year Ended December 31, 2016	25.50	0.26	2.42	2.68	(0.25)	(0.90)	(1.15)

Class 2
Six Months Ended June 30, 2021 (Unaudited)	36.85	0.06	5.27	5.33	(0.22)	(1.87)	(2.09)
Year Ended December 31, 2020	31.83	0.22	7.05	7.27	(0.18)	(2.07)	(2.25)
Year Ended December 31, 2019	26.29	0.19	7.71	7.90	(0.19)	(2.17)	(2.36)
Year Ended December 31, 2018	32.08	0.20	(1.92)	(1.72)	(0.20)	(3.87)	(4.07)
Year Ended December 31, 2017	26.74	0.19	5.64	5.83	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	2.40	2.58	(0.18)	(0.90)	(1.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period (000’s)	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$40.68	14.73%	$131,654	0.75%	0.54%	0.75%	24%
37.40	25.26	121,611	0.76	0.94	0.76	66
32.27	31.75	101,127	0.78	0.88	0.79	69
26.63	(6.16)	84,126	0.74	0.89	0.79	95
32.43	22.28	97,287	0.75	0.89	0.79	91
27.03	10.98	87,878	0.80	0.98	0.80	61

40.09	14.58	17,429	1.00	0.30	1.00	24
36.85	24.95	18,556	1.01	0.69	1.01	66
31.83	31.44	17,054	1.03	0.64	1.03	69
26.29	(6.42)	13,699	0.99	0.65	1.04	95
32.08	22.04	14,274	1.00	0.65	1.03	91
26.74	10.65	12,079	1.05	0.73	1.05	61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$149,520	$—	$—	$149,520

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4	$—	$—	$4

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$365	$(365)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended June 30, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$—(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended June 30, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	$—	$1,137	$769	$—	$—	$368	368	$—	*(c)	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	338	14,650	14,177	—	—	811	811	—	(c)	—

Total	$338	$15,787	$14,946	$—	$—	$1,179		$—	(c)	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2021:

Futures Contracts—Equity:
Average Notional Balance Long	$366
Ending Notional Balance Long	214

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the six months ended June 30, 2021 are as follows:

	Class 1	Class 2		Total
Transfer agency fees	$1	$—	(a)	$1

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025%

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2021, the effective annualized rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

For the six months ended June 30, 2021, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the six months ended June 30, 2021 was less than one thousand dollars.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

4. Investment Transactions

During the six months ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$34,491	$44,312

During the six months ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$83,603	$66,070	$149	$65,921

At December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

As of June 30, 2021, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 64.9% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,147.30	$3.99	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class 2
Actual	1,000.00	1,145.80	5.32	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	21

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Portfolio into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Portfolio’s investments; and (2) perform additional stress testing. The Report noted that the Portfolio was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	SAN-JPMITUSEP-621

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2021 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The year 2021 has brought a partial reopening of the social and economic spheres and an extended rally in equity markets bolstered by federal relief and recovery efforts and surging consumer spending and corporate earnings.

“As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a strong performance over the six months ended June 30, 2021. The S&P 500 Index returned 16%; the Russell 1000 returned 15.57%; the Russell Mid Cap Index returned 16.65% and the Russell 2000 Index returned 17.24%. Investors who remained fully invested over the period stood to benefit greatly from performance of equity markets in the U.S. and globally.

Mass vaccinations and the rebound in economic growth at the global, and certain national and local levels have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve (the “Fed”). While the Fed has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	6.03%
MSCI World Index (net of foreign withholding taxes)	13.05%
Income Builder Composite Benchmark	7.01%

Net Assets as of 6/30/2021 (In Thousands)	$108,798

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a global rally in stocks on the back of continued bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Fixed income investments generally underperformed equity during the period. Within fixed income, high yield debt (also known as “junk bonds”) and emerging markets debt outperformed U.S. Treasury bonds and investment grade corporate bonds.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index, for the six months ended June 30, 2021.

The Portfolio’s allocation to government bonds and emerging markets debt detracted from performance relative to the Benchmark, which is an all-equity index.

Relative to the Composite, the Portfolio’s lower overall allocation to equity and its allocation to government bonds were leading detractors from performance. The Portfolio’s overweight allocations to value stocks in the U.S. and international developed markets equities were leading contributors to relative performance, as those asset classes performed strongly as economies reopened in 2021.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. During the majority of the reporting period, the portfolio managers added to the Portfolio’s overall equity allocation, specifically adding to international developed market equity, and maintained their credit allocation. The portfolio managers also increased their allocation to equity-linked notes, focusing on noted linked to a U.S. small cap index, and increased their allocation to preferred stocks.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Equity Income Fund Class R6 Shares	2.8%
2.	JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares	1.8
3.	National Bank of Canada, ELN, 6.00%, 8/4/2021 (linked to Russell 2000 Index)	1.1
4.	UBS AG, ELN, 6.50%, 9/3/2021 (linked to Russell 2000 Index)	1.1
5.	National Bank of Canada, ELN, 6.00%, 8/25/2021 (linked to Russell 2000 Index)	1.0
6.	Citigroup Global Markets Holdings, Inc., ELN, 6.00%, 9/22/2021 (linked to Russell 2000 Index)	1.0
7.	JPMorgan Floating Rate Income Fund Class R6 Shares	0.9
8.	Prologis, Inc., REIT	0.6
9.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	0.5
10.	Roche Holding AG (Switzerland)	0.5

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	38.6%
Corporate Bonds	38.4
Investment Companies	5.7
Equity-Linked Notes	4.2
Collateralized Mortgage Obligations	2.6
Commercial Mortgage-Backed Securities	2.5
Others (each less than 1.0%)	2.7
Short-Term Investments	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

ELN	Equity-Linked Note
REIT	Real Estate Investment Trust

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	6.24%	19.41%	7.06%	5.85%
CLASS 2 SHARES	December 9, 2014	6.03	18.99	6.79	5.59

* Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark from December 9, 2014 to June 30, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — 38.5%

Australia — 1.3%

Adbri Ltd.	10		25

AGL Energy Ltd.	10		64

Alumina Ltd.	32		40

APA Group	2		15

AusNet Services Ltd.	7		9

Bendigo & Adelaide Bank Ltd.	7		57

BHP Group plc	8		236

Charter Hall Long Wale, REIT	21		75

CSR Ltd.	7		29

Dexus, REIT	11		87

Goodman Group, REIT	7		116

IOOF Holdings Ltd.	12		37

Mirvac Group, REIT	48		104

Rio Tinto plc	4		329

Sonic Healthcare Ltd.	2		58

Spark Infrastructure Group	10		17

Telstra Corp. Ltd.	18		50

Wesfarmers Ltd.	1		61

Woodside Petroleum Ltd.	2		36

			1,445

Austria — 0.1%

ANDRITZ AG	—	(a)	18

Erste Group Bank AG	1		22

Mondi plc	1		33

OMV AG	1		30

Verbund AG	—	(a)	13

			116

Belgium — 0.3%

Ageas SA	1		38

Cofinimmo SA, REIT	—	(a)	70

Euronav NV	1		12

KBC Group NV	—	(a)	32

Proximus SADP	2		39

Shurgard Self Storage SA	1		53

Solvay SA	—	(a)	24

Telenet Group Holding NV	—	(a)	17

Warehouses De Pauw CVA, REIT	2		88

			373

Brazil — 0.1%

BB Seguridade Participacoes SA	6		28

Itau Unibanco Holding SA (Preference)	9		52

Yara International ASA	1		33

			113

INVESTMENTS	SHARES (000)		VALUE ($000)

Canada — 1.7%

Algonquin Power & Utilities Corp.	1		20

Allied Properties, REIT	4		151

AltaGas Ltd.(b)	1		23

Atco Ltd., Class I	1		18

BCE, Inc.	2		85

Canadian Imperial Bank of Commerce	1		78

Canadian Tire Corp. Ltd., Class A	—	(a)	77

Canadian Utilities Ltd., Class A(b)	3		80

Capital Power Corp.	—	(a)	13

Chartwell Retirement Residences	—	(a)	5

Emera, Inc.	—	(a)	22

Enbridge, Inc.	2		84

Fortis, Inc.(b)	2		84

Gibson Energy, Inc.	1		13

Great-West Lifeco, Inc.(b)	2		48

Hydro One Ltd.(c)	3		82

IGM Financial, Inc.	1		51

Keyera Corp.	1		21

Magna International, Inc.	—	(a)	31

Northland Power, Inc.	1		18

Nutrien Ltd.	1		74

Pembina Pipeline Corp.	3		85

Power Corp. of Canada	3		85

Restaurant Brands International, Inc.	1		54

Rogers Communications, Inc., Class B	1		46

Shaw Communications, Inc., Class B	3		73

Sienna Senior Living, Inc.	—	(a)	5

Superior Plus Corp.	1		15

TC Energy Corp.	4		179

TELUS Corp.	4		87

Thomson Reuters Corp.	1		70

Toronto-Dominion Bank (The)	1		104

TransAlta Renewables, Inc.	—	(a)	8

			1,889

Chile — 0.0%(d)

Banco Santander Chile, ADR	1		18

China — 1.8%

China Construction Bank Corp., Class H	57		45

China Construction Bank Corp., Class H	131		103

China Life Insurance Co. Ltd., Class H	25		50

China Merchants Bank Co. Ltd., Class H	25		209

China Pacific Insurance Group Co. Ltd., Class H	38		120

China Petroleum & Chemical Corp., Class H	100		51

China Resources Land Ltd.	20		81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

China — continued

Fuyao Glass Industry Group Co. Ltd., Class A	3		27

Guangdong Investment Ltd.	36		52

Haier Smart Home Co. Ltd., Class H *	24		84

Huayu Automotive Systems Co. Ltd., Class A	15		60

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	24		138

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A *	1		19

Joyoung Co. Ltd., Class A	7		35

Midea Group Co. Ltd., Class A	12		136

NetEase, Inc.	6		136

Ping An Insurance Group Co. of China Ltd., Class H	20		195

Postal Savings Bank of China Co. Ltd., Class H * (c)	145		97

Tingyi Cayman Islands Holding Corp.	54		108

Topsports International Holdings Ltd.(c)	33		54

Xinyi Solar Holdings Ltd.	32		69

Yum China Holdings, Inc.	1		65

Zhejiang Supor Co. Ltd., Class A	5		49

			1,983

Denmark — 0.5%

Carlsberg A/S, Class B	1		178

Novo Nordisk A/S, Class B	4		312

			490

Finland — 0.6%

Elisa OYJ	1		50

Fortum OYJ	3		94

Kone OYJ, Class B	1		58

Nordea Bank Abp	20		226

Orion OYJ, Class B	1		56

Sampo OYJ, Class A	1		28

UPM-Kymmene OYJ	1		38

Wartsila OYJ Abp	6		83

			633

France — 1.2%

Amundi SA (c)	—	(a)	24

Atos SE	1		38

AXA SA	2		47

BNP Paribas SA	1		50

Cie de Saint-Gobain	1		43

Covivio, REIT	1		83

Credit Agricole SA	2		30

Engie SA	1		18

Gaztransport Et Technigaz SA	—	(a)	6

Klepierre SA, REIT	1		28

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

La Francaise des Jeux SAEM (c)	1		35

L’Oreal SA	—	(a)	86

LVMH Moet Hennessy Louis Vuitton SE	—	(a)	144

Orange SA (b)	1		15

Publicis Groupe SA	1		39

Renault SA *	1		30

Rexel SA *	1		23

Rubis SCA	—	(a)	10

Safran SA	1		131

Sanofi	1		116

Societe Generale SA	1		42

TotalEnergies SE	2		84

Veolia Environnement SA	1		25

Vinci SA	2		177

			1,324

Germany — 1.7%

adidas AG	—	(a)	184

Allianz SE (Registered)	1		320

BASF SE	2		123

Bayerische Motoren Werke AG	1		56

Covestro AG (c)	—	(a)	23

Daimler AG (Registered)	1		63

Deutsche Boerse AG	—	(a)	52

Deutsche Post AG (Registered)	4		289

Deutsche Telekom AG (Registered)	5		95

E.ON SE	2		23

Evonik Industries AG	1		24

Freenet AG	1		27

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1		177

Siemens AG (Registered)	1		88

Telefonica Deutschland Holding AG	24		62

Uniper SE	—	(a)	17

Volkswagen AG (Preference)	1		142

Vonovia SE	2		125

			1,890

Hong Kong — 0.7%

CK Asset Holdings Ltd.	13		86

CK Infrastructure Holdings Ltd.	3		18

CLP Holdings Ltd.	2		20

Hang Seng Bank Ltd.	4		74

HKBN Ltd.	3		4

HKT Trust & HKT Ltd.	48		65

Hong Kong & China Gas Co. Ltd.	14		22

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Hong Kong — continued

Hong Kong Exchanges & Clearing Ltd.	3		155

PCCW Ltd.	13		7

Power Assets Holdings Ltd.	4		21

VTech Holdings Ltd.	4		45

WH Group Ltd. (c)	41		36

Wharf Real Estate Investment Co. Ltd.	7		41

Xinyi Glass Holdings Ltd.	14		57

Yue Yuen Industrial Holdings Ltd. *	21		52

			703

India — 0.4%

Infosys Ltd., ADR	19		413

Indonesia — 0.2%

Bank Rakyat Indonesia Persero Tbk. PT	433		117

Telkom Indonesia Persero Tbk. PT, ADR	6		141

			258

Ireland — 0.2%

Seagate Technology Holdings plc	3		232

Smurfit Kappa Group plc	1		31

			263

Italy — 0.5%

A2A SpA	35		72

ACEA SpA	—	(a)	5

Assicurazioni Generali SpA	2		38

Azimut Holding SpA	1		29

Enav SpA * (c)	1		4

Enel SpA	8		78

Eni SpA	3		39

ERG SpA	—	(a)	7

Hera SpA	3		14

Intesa Sanpaolo SpA	38		104

Iren SpA	5		14

Italgas SpA	3		17

Mediobanca Banca di Credito Finanziario SpA *	2		27

Poste Italiane SpA (c)	2		31

Snam SpA	9		51

Terna SpA	3		21

Unipol Gruppo SpA	2		13

			564

Japan — 1.8%

Aozora Bank Ltd.	3		65

ARTERIA Networks Corp.	—	(a)	5

Chubu Electric Power Co., Inc.	2		20

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Chugoku Electric Power Co., Inc. (The)	1		11

Dai Nippon Printing Co. Ltd.	1		23

Daiwa House Industry Co. Ltd.	2		63

Daiwa House REIT Investment Corp., REIT	—	(a)	62

Electric Power Development Co. Ltd.	2		33

ENEOS Holdings, Inc.	7		29

FANUC Corp.	—	(a)	48

H.U. Group Holdings, Inc.	1		13

Idemitsu Kosan Co. Ltd.	2		43

Japan Metropolitan Fund Invest, REIT	—	(a)	118

Japan Post Holdings Co. Ltd. *	5		39

Japan Tobacco, Inc.	3		60

JFE Holdings, Inc.	2		27

Kansai Electric Power Co., Inc. (The)	7		71

KDDI Corp.	3		78

Konica Minolta, Inc.	10		55

Lawson, Inc.	1		32

Mitsubishi Chemical Holdings Corp.	5		44

Mitsui Fudosan Logistics Park, Inc., REIT	—	(a)	69

Nippon Accommodations Fund, Inc., REIT	—	(a)	75

Nippon Building Fund, Inc., REIT	—	(a)	112

Nippon Prologis REIT, Inc., REIT	—	(a)	89

Nippon Telegraph & Telephone Corp.	2		42

Osaka Gas Co. Ltd.	—	(a)	6

Otsuka Corp.	1		52

Shikoku Electric Power Co., Inc.	1		5

SoftBank Corp.	6		75

Sumitomo Forestry Co. Ltd.	2		40

Suzuki Motor Corp.	1		55

Takeda Pharmaceutical Co. Ltd.	1		47

Tohoku Electric Power Co., Inc.	7		54

Tokio Marine Holdings, Inc.	2		88

Tokyo Gas Co. Ltd.	1		11

Toyota Motor Corp.	2		201

			1,960

Malta — 0.0% (d)

Kindred Group plc, SDR	2		28

Mexico — 0.4%

Bolsa Mexicana de Valores SAB de CV (b)	7		15

Grupo Financiero Banorte SAB de CV, Class O	24		152

Kimberly-Clark de Mexico SAB de CV, Class A	23		41

Wal-Mart de Mexico SAB de CV	67		220

			428

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Netherlands — 0.6%

Akzo Nobel NV	—	(a)	44

ASML Holding NV	—	(a)	183

ASR Nederland NV	1		25

BE Semiconductor Industries NV	—	(a)	27

CTP NV * (c)	4		72

Eurocommercial Properties NV, REIT, CVA	2		52

ING Groep NV	3		44

Koninklijke Ahold Delhaize NV	1		36

Koninklijke KPN NV	11		33

NN Group NV	1		34

PostNL NV	6		33

Randstad NV	—	(a)	34

			617

New Zealand — 0.1%

Contact Energy Ltd.	9		54

Spark New Zealand Ltd.	21		71

			125

Norway — 0.2%

Aker BP ASA	1		28

DNB ASA	2		45

Equinor ASA	2		34

Gjensidige Forsikring ASA	1		27

SFL Corp. Ltd.	1		9

Telenor ASA	5		84

			227

Portugal — 0.1%

EDP — Energias de Portugal SA	4		19

Galp Energia SGPS SA	2		27

NOS SGPS SA	1		5

			51

Russia — 0.5%

Alrosa PJSC	30		54

Evraz plc	4		34

LUKOIL PJSC, ADR	1		71

Moscow Exchange MICEX-RTS PJSC	46		107

Polymetal International plc	1		18

Sberbank of Russia PJSC	44		184

Sberbank of Russia PJSC	1		3

Severstal PAO, GDR (c)	2		45

Severstal PAO, GDR (c)	1		23

			539

INVESTMENTS	SHARES (000)		VALUE ($000)

Saudi Arabia — 0.1%

Al Rajhi Bank	3		94

Singapore — 0.2%

Ascendas, REIT	46		101

BW LPG Ltd. (c)	1		4

DBS Group Holdings Ltd.	3		67

Keppel DC, REIT	9		17

NetLink NBN Trust (c)	13		9

Singapore Telecommunications Ltd.	10		16

StarHub Ltd.	19		17

			231

South Africa — 0.2%

Anglo American plc	1		46

AVI Ltd.	4		21

Bid Corp. Ltd. *	2		33

SPAR Group Ltd. (The)	1		16

Vodacom Group Ltd.	6		56

			172

South Korea — 0.6%

ESR Kendall Square REIT Co. Ltd., REIT *	6		42

Samsung Electronics Co. Ltd.	7		518

SK Telecom Co. Ltd., ADR	1		37

			597

Spain — 1.0%

ACS Actividades de Construccion y Servicios SA	1		26

Atlantica Sustainable Infrastructure plc	—	(a)	19

Banco Bilbao Vizcaya Argentaria SA	8		47

Banco Santander SA	15		59

CaixaBank SA	8		24

Cellnex Telecom SA (c)	2		127

Enagas SA	2		52

Endesa SA	4		107

Iberdrola SA	22		264

Industria de Diseno Textil SA	2		56

Naturgy Energy Group SA	5		118

Red Electrica Corp. SA	3		49

Repsol SA	5		69

Telefonica SA	17		77

			1,094

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Sweden — 0.6%

Boliden AB *	1		39

Electrolux AB, Series B	1		17

Lundin Energy AB	1		29

Sandvik AB	2		40

Skandinaviska Enskilda Banken AB, Class A	3		36

SKF AB, Class B	1		29

SSAB AB, Class B *	4		16

Svenska Handelsbanken AB, Class A	4		43

Tele2 AB, Class B	3		43

Telia Co. AB	21		93

Volvo AB, Class B	10		237

			622

Switzerland — 1.4%

ABB Ltd. (Registered)	2		67

Adecco Group AG (Registered)	—	(a)	23

Cie Financiere Richemont SA (Registered)	1		61

Julius Baer Group Ltd.	—	(a)	28

Nestle SA (Registered)	3		390

Novartis AG (Registered)	1		55

OC Oerlikon Corp. AG (Registered)	5		55

Roche Holding AG	1		535

Swiss Life Holding AG (Registered)	—	(a)	22

Swisscom AG (Registered)	—	(a)	19

UBS Group AG (Registered)	3		51

Zurich Insurance Group AG	—	(a)	189

			1,495

Taiwan — 1.3%

Accton Technology Corp.	5		59

Chailease Holding Co. Ltd. *	5		36

Chicony Electronics Co. Ltd.	2		6

Delta Electronics, Inc.	9		98

MediaTek, Inc.	3		103

Mega Financial Holding Co. Ltd.	37		44

Novatek Microelectronics Corp.	2		36

President Chain Store Corp.	8		76

Quanta Computer, Inc.	28		88

Realtek Semiconductor Corp. *	4		72

Taiwan Semiconductor Manufacturing Co. Ltd.	26		560

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1		113

Vanguard International Semiconductor Corp.	18		76

Wiwynn Corp.	1		36

			1,403

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	4	60

United Kingdom — 2.3%

3i Group plc	2	35

Admiral Group plc	1	38

Ashtead Group plc	1	50

Aviva plc	7	39

B&M European Value Retail SA	2	14

Barclays plc	19	44

Barratt Developments plc	10	94

Berkeley Group Holdings plc	1	87

BP plc	28	125

BT Group plc *	36	97

Centrica plc *	67	48

Close Brothers Group plc	1	13

Diageo plc	1	29

Direct Line Insurance Group plc	12	47

Drax Group plc	1	7

easyJet plc *	5	61

GlaxoSmithKline plc	7	142

Hargreaves Lansdown plc	1	18

HSBC Holdings plc	14	78

IG Group Holdings plc	1	13

Imperial Brands plc	3	65

J Sainsbury plc	7	25

Kingfisher plc	5	23

Legal & General Group plc	10	37

Lloyds Banking Group plc	84	54

M&G plc	11	35

Man Group plc	13	33

National Grid plc	2	23

Natwest Group plc	13	36

NewRiver REIT plc, REIT *	23	28

Pennon Group plc	3	48

Persimmon plc	3	110

RELX plc	3	85

Safestore Holdings plc, REIT	5	68

Sage Group plc (The)	7	69

Schroders plc	1	28

Severn Trent plc	1	23

SSE plc	6	129

St. James’s Place plc	2	45

Standard Life Aberdeen plc	7	25

Taylor Wimpey plc	23	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

United Kingdom — continued

Tesco plc	8		26

Tritax EuroBox plc (c)	17		25

Unilever plc	2		103

UNITE Group plc (The), REIT	5		67

United Utilities Group plc	2		23

Vodafone Group plc	33		54

Workspace Group plc, REIT	5		58

WPP plc	5		61

			2,536

United States — 15.7%

3M Co.	—	(a)	66

AbbVie, Inc.	4		452

AES Corp. (The)	3		66

AGNC Investment Corp., REIT	4		62

Alliant Energy Corp.	1		64

Altria Group, Inc.	1		64

American Electric Power Co., Inc.	1		82

American Tower Corp., REIT	—	(a)	115

Americold Realty Trust, REIT	4		161

Amgen, Inc.	—	(a)	61

Analog Devices, Inc.	2		302

Annaly Capital Management, Inc., REIT	7		62

AT&T, Inc.	3		74

AvalonBay Communities, Inc., REIT	1		182

Avangrid, Inc.	1		64

Avast plc (c)	4		28

Avista Corp.	—	(a)	19

Brandywine Realty Trust, REIT	10		140

Bristol-Myers Squibb Co.	6		398

Brixmor Property Group, Inc., REIT	6		129

Bunge Ltd.	1		69

Camden Property Trust, REIT	1		152

Cardinal Health, Inc.	1		60

CenterPoint Energy, Inc.	3		66

CF Industries Holdings, Inc.	1		74

Chesapeake Energy Corp.	—	(a)	4

Chevron Corp.	1		66

Clear Channel Outdoor Holdings, Inc. *	5		13

Clearway Energy, Inc., Class C	1		15

CME Group, Inc.	1		211

CMS Energy Corp.	1		61

CNA Financial Corp.	1		65

Coca-Cola Co. (The)	10		524

Cogent Communications Holdings, Inc.	—	(a)	20

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Comcast Corp., Class A	4		218

Comerica, Inc.	1		73

Consolidated Edison, Inc.	1		81

CoreSite Realty Corp., REIT	—	(a)	36

DHT Holdings, Inc.	3		17

Dominion Energy, Inc.	1		80

Douglas Emmett, Inc., REIT	4		133

Dow, Inc.	1		70

DTE Energy Co.	—	(a)	60

Duke Energy Corp.	1		87

Eastman Chemical Co.	2		204

Eaton Corp. plc	2		231

Edison International	1		58

Eli Lilly & Co.	—	(a)	82

Emerson Electric Co.	1		66

Entergy Corp.	1		79

EP Energy Corp. *	—	(a)	38

Equinix, Inc., REIT	—	(a)	237

Equity LifeStyle Properties, Inc., REIT	2		157

Essex Property Trust, Inc., REIT	1		151

Evergy, Inc.	1		83

Exelon Corp.	1		62

Exxon Mobil Corp.	1		75

Fastenal Co.	1		57

Federal Realty Investment Trust, REIT	1		145

Ferguson plc	—	(a)	51

FirstEnergy Corp.	1		23

Frontier Communications Parent, Inc. *	1		39

General Dynamics Corp.	—	(a)	66

General Mills, Inc.	1		51

Genuine Parts Co.	1		68

Gilead Sciences, Inc.	1		65

Hasbro, Inc.	1		57

Hawaiian Electric Industries, Inc.	—	(a)	21

Healthcare Trust of America, Inc., Class A, REIT	3		93

Healthpeak Properties, Inc., REIT	6		204

Hewlett Packard Enterprise Co.	4		65

Host Hotels & Resorts, Inc., REIT *	5		87

HP, Inc.	2		70

IDACORP, Inc.	—	(a)	21

iHeartMedia, Inc., Class A *	1		33

Ingredion, Inc.	1		61

International Business Machines Corp.	—	(a)	68

International Flavors & Fragrances, Inc.	—	(a)	12

International Paper Co.	1		75

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

United States — continued

Interpublic Group of Cos., Inc. (The)	2		78

Invitation Homes, Inc., REIT	6		226

Iron Mountain, Inc., REIT	2		80

JM Smucker Co. (The)	—	(a)	41

Johnson & Johnson	2		360

Johnson Controls International plc	—	(a)	31

Juniper Networks, Inc.	1		29

Kellogg Co.	1		52

Kimco Realty Corp., REIT	2		42

Kinder Morgan, Inc.	5		85

Kraft Heinz Co. (The)	2		67

Las Vegas Sands Corp. *	1		52

Lowe’s Cos., Inc.	—	(a)	54

Lumen Technologies, Inc.	6		84

LyondellBasell Industries NV, Class A	1		69

Macquarie Infrastructure Corp.	1		26

Maxim Integrated Products, Inc. *	1		63

Medtronic plc	2		189

Merck & Co., Inc.	5		355

National Fuel Gas Co.	—	(a)	22

National Retail Properties, Inc., REIT	3		121

NetApp, Inc.	1		83

Newell Brands, Inc.	3		75

NextEra Energy, Inc.	2		169

Nielsen Holdings plc	2		38

NiSource, Inc.	3		82

NMG, Inc. *	—	(a)	—	(a)

Nordic American Tankers Ltd.	5		16

Norfolk Southern Corp.	—	(a)	56

Northwest Natural Holding Co.	—	(a)	10

NorthWestern Corp.	—	(a)	20

NortonLifeLock, Inc.	2		62

Nucor Corp.	1		97

Oasis Petroleum, Inc.	1		82

OGE Energy Corp.	1		22

Omnicom Group, Inc.	2		176

ONEOK, Inc.	2		96

Organon & Co. *	—	(a)	2

PACCAR, Inc.	1		53

Packaging Corp. of America	—	(a)	63

Park Hotels & Resorts, Inc., REIT *	6		117

PepsiCo, Inc.	1		107

Perrigo Co. plc	1		57

Philip Morris International, Inc.	2		181

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Pinnacle West Capital Corp.	1		85

Portland General Electric Co.	—	(a)	21

PPL Corp.	3		79

Procter & Gamble Co. (The)	2		296

Progressive Corp. (The)	1		118

Prologis, Inc., REIT	5		636

Public Service Enterprise Group, Inc.	1		84

Public Storage, REIT	1		319

Quest Diagnostics, Inc.	—	(a)	39

Raytheon Technologies Corp.	1		64

Rexford Industrial Realty, Inc., REIT	1		72

Schneider Electric SE	2		246

Sempra Energy	—	(a)	61

Simon Property Group, Inc., REIT	1		79

Southern Co. (The)	1		81

Spire, Inc.	—	(a)	21

State Street Corp.	2		136

Steel Dynamics, Inc.	1		89

Stellantis NV	2		47

Sun Communities, Inc., REIT	1		197

Texas Instruments, Inc.	1		236

Trane Technologies plc	1		154

Truist Financial Corp.	2		113

UGI Corp.	1		24

United Parcel Service, Inc., Class B	—	(a)	70

UnitedHealth Group, Inc.	—	(a)	99

Valero Energy Corp.	1		52

Ventas, Inc., REIT	5		291

VEREIT, Inc., REIT	3		142

Verizon Communications, Inc.	3		185

VICI Properties, Inc., REIT	6		192

Vornado Realty Trust, REIT	3		127

Walgreens Boots Alliance, Inc.	1		68

WEC Energy Group, Inc.	1		81

Weingarten Realty Investors, REIT	5		146

Wells Fargo & Co.	4		190

Western Union Co. (The)	2		57

Whiting Petroleum Corp. *	1		48

Williams Cos., Inc. (The)	3		89

Xcel Energy, Inc.	3		184

Yum! Brands, Inc.	2		212

			17,121

Total Common Stocks (Cost $34,574)			41,875

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — 38.3%

Australia — 0.2%

Australia & New Zealand Banking Group Ltd.

(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (e) (f) (g) (h)	200	235

FMG Resources August 2006 Pty. Ltd. 5.13%, 5/15/2024 (g)	12	13

Newcrest Finance Pty. Ltd. 4.20%, 5/13/2050 (g)	5	6

		254

Belgium — 0.1%

Anheuser-Busch InBev Worldwide, Inc.

4.38%, 4/15/2038	15	18

4.60%, 4/15/2048	30	37

5.55%, 1/23/2049	10	14

4.50%, 6/1/2050	20	24

		93

Canada — 1.8%

1011778 BC ULC 4.25%, 5/15/2024 (g)	87	88

3.88%, 1/15/2028 (g)	17	17

Alimentation Couche-Tard, Inc. 3.44%, 5/13/2041 (g)	10	10

4.50%, 7/26/2047 (g)	8	10

3.80%, 1/25/2050 (g)	5	5

Bank of Nova Scotia (The)

(ICE LIBOR USD 3 Month + 2.65%), 4.65%, 10/12/2022 (e) (f) (h)	13	13

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (e) (f) (h)	15	17

Bell Telephone Co. of Canada or Bell Canada (The)

4.30%, 7/29/2049	15	18

Bombardier, Inc. 6.00%, 10/15/2022 (g)	26	26

7.50%, 12/1/2024 (g)	45	47

7.50%, 3/15/2025 (g)	38	39

Canadian National Railway Co. 2.45%, 5/1/2050	10	9

Cenovus Energy, Inc. 5.38%, 7/15/2025	130	149

Emera US Finance LP 2.64%, 6/15/2031 (g)	10	10

Emera, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (f)	235	275

Enbridge, Inc. 4.50%, 6/10/2044	5	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (f)	10	11

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (f)	45	49

Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (f)	117	131

GFL Environmental, Inc. 3.50%, 9/1/2028 (g)	190	190

MEG Energy Corp. 6.50%, 1/15/2025 (g)	45	46

NOVA Chemicals Corp. 5.00%, 5/1/2025 (g)	89	95

5.25%, 6/1/2027 (g)	26	28

4.25%, 5/15/2029 (g)	40	41

Open Text Corp. 5.88%, 6/1/2026 (g)	57	59

Precision Drilling Corp. 7.13%, 1/15/2026 (g)	23	24

Quebecor Media, Inc. 5.75%, 1/15/2023	130	139

Rogers Communications, Inc. 4.35%, 5/1/2049	25	29

3.70%, 11/15/2049	15	16

Stars Group Holdings BV 7.00%, 7/15/2026 (g)	139	144

Suncor Energy, Inc. 3.75%, 3/4/2051	10	11

TransCanada PipeLines Ltd. 4.75%, 5/15/2038	10	12

5.10%, 3/15/2049	10	13

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (f)	33	37

(SOFR + 4.42%), 5.50%, 9/15/2079 (f)	72	78

Videotron Ltd. 5.00%, 7/15/2022	38	40

5.13%, 4/15/2027 (g)	32	33

		1,965

Cayman Islands — 0.0% (d)

Global Aircraft Leasing Co. Ltd.

7.25% (PIK), 9/15/2024 (g) (i)	32	32

China — 0.0% (d)

NXP BV

3.25%, 5/11/2041 (g)	10	10

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027	12	13

6.63%, 5/15/2039	33	43

		56

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

France — 0.7%

Altice France SA

8.13%, 2/1/2027 (g)	200	218

Credit Agricole SA

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (e) (f) (g) (h)	200	243

Societe Generale SA

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (e) (f) (g) (h)	200	235

TotalEnergies Capital International SA

3.13%, 5/29/2050	25	26

3.39%, 6/29/2060	5	5

		727

Germany — 0.1%

Deutsche Telekom International Finance BV

8.75%, 6/15/2030 (j)	55	82

Ireland — 0.3%

AerCap Holdings NV

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (f)	150	156

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (g)	9	9

5.13%, 10/1/2023 (g)	33	36

5.25%, 5/15/2024 (g)	21	23

Park Aerospace Holdings Ltd.

4.50%, 3/15/2023 (g)	16	17

5.50%, 2/15/2024 (g)	37	41

		—

		282

Italy — 0.3%

Telecom Italia Capital SA

6.38%, 11/15/2033	20	24

6.00%, 9/30/2034	112	129

UniCredit SpA

(EURIBOR ICE Swap Rate 5 Year + 4.08%), 3.88%, 6/3/2027 (c) (e) (f) (h)	EUR 200	227

		380

Luxembourg — 0.2%

Intelsat Jackson Holdings SA

5.50%, 8/1/2023 (k)	100	57

8.00%, 2/15/2024 (g) (j) (k)	77	80

8.50%, 10/15/2024 (g) (k)	110	65

9.75%, 7/15/2025 (g) (k)	35	20

		222

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Netherlands — 0.2%

Shell International Finance BV

4.00%, 5/10/2046	25	29

Trivium Packaging Finance BV

5.50%, 8/15/2026 (g) (j)	200	210

		239

Sweden — 0.2%

Svenska Handelsbanken AB

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (c) (e) (f) (h)	200	211

Switzerland — 0.8%

Cloverie Plc for Zurich Insurance Co. Ltd.

(ICE LIBOR USD 3 Month + 4.92%), 5.63%, 6/24/2046 (c) (f)	200	232

Credit Suisse Group AG

(USD Swap Semi 5 Year + 5.11%), 7.13%, 7/29/2022 (c) (e) (f) (h)	200	209

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (f) (g) (h)	200	219

UBS Group AG

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (c) (e) (f) (h)	200	230

		890

United Arab Emirates — 0.1%

DAE Funding LLC

4.50%, 8/1/2022 (g)	10	10

5.00%, 8/1/2024 (g)	45	46

		56

United Kingdom — 1.1%

AstraZeneca plc

2.13%, 8/6/2050	65	57

BAT Capital Corp.

4.39%, 8/15/2037	17	18

4.76%, 9/6/2049	35	38

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (e) (f) (h)	26	28

(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029 (c) (e) (f) (h)	EUR 100	129

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (e) (f) (h)	142	156

Nationwide Building Society

(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (c) (e) (f) (h)	GBP 250	388

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

United Kingdom — continued

Natwest Group plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (e) (f) (h)	200	223

Vodafone Group plc

5.00%, 5/30/2038	15	19

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)	57	69

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.45%), 3.25%, 6/4/2081 (f)	5	5

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (f)	65	65

		1,195

United States—32.1%

7-Eleven, Inc.

2.80%, 2/10/2051 (g)	10	9

AbbVie, Inc.

4.45%, 5/14/2046	25	30

4.25%, 11/21/2049	25	30

ACCO Brands Corp.

4.25%, 3/15/2029 (g)	105	104

Activision Blizzard, Inc.

2.50%, 9/15/2050	5	4

ADT Security Corp. (The)

4.13%, 6/15/2023	95	100

4.88%, 7/15/2032 (g)	45	47

Advanced Drainage Systems, Inc.

5.00%, 9/30/2027 (g)	10	10

AECOM

5.13%, 3/15/2027	53	59

Aetna, Inc.

3.88%, 8/15/2047	40	45

Albertsons Cos., Inc.

5.75%, 3/15/2025	5	5

7.50%, 3/15/2026 (g)	80	88

5.88%, 2/15/2028 (g)	38	41

Alcoa Nederland Holding BV

6.13%, 5/15/2028 (g)	200	219

Allegheny Technologies, Inc.

5.88%, 12/1/2027	10	10

Allied Universal Holdco LLC

6.63%, 7/15/2026 (g)	13	14

9.75%, 7/15/2027 (g)	13	14

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Allison Transmission, Inc.

4.75%, 10/1/2027 (g)	65	67

5.88%, 6/1/2029 (g)	70	77

Ally Financial, Inc.

5.75%, 11/20/2025	110	126

Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 3.48%), 4.70%, 5/15/2028 (e) (f) (h)	30	31

8.00%, 11/1/2031	39	56

Altria Group, Inc.

3.88%, 9/16/2046	40	40

4.45%, 5/6/2050	10	10

AMC Entertainment Holdings, Inc.

10.50%, 4/24/2026 (g)	26	28

12.00% (PIK), 6/15/2026 (g) (i)	81	83

American Airlines Group, Inc.

5.00%, 6/1/2022 (g)	21	21

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	75	77

6.25%, 3/15/2026 (b)	52	54

6.50%, 4/1/2027 (b)	53	56

American Express Co.

Series B, (ICE LIBOR USD 3 Month + 3.43%), 3.58%, 8/15/2021 (e) (f) (h)	18	18

Series C, (ICE LIBOR USD 3 Month + 3.29%), 3.40%, 9/15/2021 (e) (f) (h)	21	21

American International Group, Inc.

3.88%, 1/15/2035	23	26

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (f)	29	33

American Tower Corp.

REIT, 3.70%, 10/15/2049	10	11

REIT, 3.10%, 6/15/2050	45	44

American Water Capital Corp.

3.45%, 5/1/2050	10	11

AmeriGas Partners LP

5.63%, 5/20/2024	25	27

5.88%, 8/20/2026	55	62

5.75%, 5/20/2027	35	39

Amgen, Inc.

3.15%, 2/21/2040	10	10

Amkor Technology, Inc.

6.63%, 9/15/2027 (g)	62	67

Amsted Industries, Inc.

5.63%, 7/1/2027 (g)	21	22

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

United States — continued

Antero Midstream Partners LP

7.88%, 5/15/2026 (g)	65	73

5.38%, 6/15/2029 (g)	60	62

Antero Resources Corp.

8.38%, 7/15/2026 (g)	41	47

Anthem, Inc.

3.13%, 5/15/2050	15	15

Apple, Inc.

4.50%, 2/23/2036	15	19

4.65%, 2/23/2046	5	7

Archrock Partners LP

6.88%, 4/1/2027 (g)	7	7

Arconic Corp.

6.00%, 5/15/2025 (g)	110	117

Ardagh Packaging Finance plc

4.13%, 8/15/2026 (g)	200	206

AT&T, Inc. 3.50%, 6/1/2041	35	36

3.30%, 2/1/2052	10	10

3.50%, 9/15/2053 (g)	12	12

3.55%, 9/15/2055 (g)	15	15

3.65%, 9/15/2059 (g)	4	4

3.50%, 2/1/2061	15	15

Audacy Capital Corp. 6.50%, 5/1/2027 (b) (g)	41	43

Avantor Funding, Inc. 4.63%, 7/15/2028 (g)	85	90

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (g)	30	31

5.75%, 7/15/2027 (b) (g)	24	25

B&G Foods, Inc. 5.25%, 4/1/2025	146	150

Baker Hughes a GE Co. LLC 4.08%, 12/15/2047	15	17

Bank of America Corp.

Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 6/1/2023 (e) (f) (h)	56	58

Series JJ, (ICE LIBOR USD 3 Month + 3.30%), 5.12%, 6/20/2024 (e) (f) (h)	24	26

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (e) (f) (h)	151	167

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (e) (f) (h)	53	60

Series MM, (ICE LIBOR USD 3 Month + 2.66%), 4.30%, 1/28/2025 (e) (f) (h)	140	145

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (h)	20	22

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (h)	33	37

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (f) (h)	197	227

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (e) (f) (h)	133	152

(SOFR + 1.93%), 2.68%, 6/19/2041 (f)	15	15

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (f)	30	36

Bank of New York Mellon Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.42%), 3.55%, 9/20/2021 (e) (f) (h)	22	22

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (e) (f) (h)	27	28

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (e) (f) (h)	13	14

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 3.70%, 3/20/2026 (e) (f) (h)	20	21

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (e) (f) (h)	100	110

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (g)	26	28

Bausch Health Cos., Inc. 6.13%, 4/15/2025 (g)	91	93

5.50%, 11/1/2025 (g)	121	124

9.00%, 12/15/2025 (g)	68	73

5.75%, 8/15/2027 (g)	12	13

7.00%, 1/15/2028 (g)	20	21

5.00%, 1/30/2028 (g)	340	323

7.25%, 5/30/2029 (g)	22	22

Baxter International, Inc. 3.50%, 8/15/2046	15	17

Berkshire Hathaway Finance Corp. 4.25%, 1/15/2049	10	12

Berry Global, Inc. 5.13%, 7/15/2023 (b)	5	5

4.88%, 7/15/2026 (g)	84	89

5.63%, 7/15/2027 (g)	20	21

Biogen, Inc. 3.15%, 5/1/2050	55	54

Boston Scientific Corp. 4.55%, 3/1/2039	10	12

BP Capital Markets America, Inc. 3.00%, 2/24/2050	30	29

2.77%, 11/10/2050	30	28

Brink’s Co. (The) 4.63%, 10/15/2027 (g)	75	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

United States — continued

Bristol-Myers Squibb Co. 4.13%, 6/15/2039	30	36

Broadcom, Inc. 4.30%, 11/15/2032	15	17

3.50%, 2/15/2041 (g)	5	5

3.75%, 2/15/2051 (g)	15	16

Buckeye Partners LP 3.95%, 12/1/2026	60	61

BWX Technologies, Inc. 4.13%, 4/15/2029 (g)	120	122

Callon Petroleum Co. 6.25%, 4/15/2023	66	66

6.13%, 10/1/2024	8	8

6.38%, 7/1/2026	6	6

Calpine Corp. 5.25%, 6/1/2026 (g)	61	63

4.50%, 2/15/2028 (g)	75	76

Cameron LNG LLC 3.30%, 1/15/2035 (g)	5	5

Capital One Financial Corp.
Series E, (ICE LIBOR USD 3 Month + 3.80%), 3.93%, 9/1/2021 (e) (f) (h)	30	30
Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (e) (f) (h)	64	65

Catalent Pharma Solutions, Inc. 5.00%, 7/15/2027 (g)	29	30

CCO Holdings LLC 5.75%, 2/15/2026 (g)	41	42

5.50%, 5/1/2026 (g)	130	135

5.13%, 5/1/2027 (g)	158	166

5.00%, 2/1/2028 (g)	23	24

4.75%, 3/1/2030 (g)	404	427

CDK Global, Inc. 5.25%, 5/15/2029 (g)	99	108

CDW LLC 4.25%, 4/1/2028	40	42

Cedar Fair LP 5.38%, 4/15/2027	3	3

5.25%, 7/15/2029	6	6

Centene Corp. 3.38%, 2/15/2030	330	345

CenterPoint Energy, Inc.

Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (e) (f) (h)	46	49

Central Garden & Pet Co. 5.13%, 2/1/2028	140	148

Charles Schwab Corp. (The)

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (e) (f) (h)	50	55

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (e) (f) (h)	140	146

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (e) (f) (h)	91	96

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (f) (h)	209	214

Chemours Co. (The) 7.00%, 5/15/2025	82	84

5.38%, 5/15/2027 (b)	55	60

Cheniere Energy Partners LP 5.63%, 10/1/2026	14	15

4.50%, 10/1/2029	120	129

Chevron Corp. 2.98%, 5/11/2040	10	10

Chevron USA, Inc. 2.34%, 8/12/2050	5	5

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (g)	45	46

8.00%, 10/15/2025 (g)	15	16

CIT Group, Inc. 4.75%, 2/16/2024	22	24

5.25%, 3/7/2025	45	51

6.13%, 3/9/2028	21	25

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (b) (e) (f) (h)	114	120

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (b) (e) (f) (h)	30	32

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (e) (f) (h)	10	10

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (e) (f) (h)	158	170

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e) (f) (h)	141	148

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (e) (f) (h)	124	128

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (e) (f) (h)	103	113

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (e) (f) (h)	159	164

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (e) (f) (h)	60	61

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (e) (f) (h)	98	114

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (f)	10	12

(SOFR + 4.55%), 5.32%, 3/26/2041 (f)	35	47

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (f)	6	7

Citizens Financial Group, Inc.

Series A, (ICE LIBOR USD 3 Month + 3.96%), 4.15%, 7/6/2021 (e) (f) (h)	27	27

Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (e) (f) (h)	23	24

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

United States — continued

Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (e) (f) (h)	35	37

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (e) (f) (h)	55	56

Clear Channel Worldwide Holdings, Inc. 5.13%, 8/15/2027 (g)	35	36

CMS Energy Corp.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (f)	36	40

Colfax Corp. 6.38%, 2/15/2026 (g)	5	5

Comcast Corp. 3.75%, 4/1/2040	20	22

4.05%, 11/1/2052	5	6

Commercial Metals Co. 4.88%, 5/15/2023	19	20

5.38%, 7/15/2027	61	65

CommScope Technologies LLC 6.00%, 6/15/2025 (g)	97	99

5.00%, 3/15/2027 (g)	15	15

CommScope, Inc. 5.50%, 3/1/2024 (g)	31	32

6.00%, 3/1/2026 (g)	35	37

8.25%, 3/1/2027 (g)	75	80

Community Health Systems, Inc. 8.00%, 3/15/2026 (g)	176	190

Constellation Brands, Inc. 5.25%, 11/15/2048	15	20

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (g)	32	31

Corning, Inc. 5.35%, 11/15/2048	5	7

Covanta Holding Corp. 5.88%, 7/1/2025	19	20

Cox Communications, Inc. 4.80%, 2/1/2035 (g)	5	6

2.95%, 10/1/2050 (g)	15	14

Crestwood Midstream Partners LP 5.75%, 4/1/2025	29	30

5.63%, 5/1/2027 (g)	10	10

Crown Americas LLC 4.50%, 1/15/2023	27	28

4.75%, 2/1/2026	26	27

Crown Castle International Corp.

REIT, 2.90%, 4/1/2041	15	15

REIT, 5.20%, 2/15/2049	5	6

REIT, 4.15%, 7/1/2050	28	32

CSC Holdings LLC 6.75%, 11/15/2021	27	27

5.88%, 9/15/2022	15	16

5.25%, 6/1/2024	157	170

5.75%, 1/15/2030 (g)	200	208

CSX Corp. 4.75%, 11/15/2048	19	25

Cummins, Inc. 2.60%, 9/1/2050	10	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Curo Group Holdings Corp. 8.25%, 9/1/2025 (g)	71	73

CVR Partners LP 9.25%, 6/15/2023 (g)	24	24

CVS Health Corp. 4.78%, 3/25/2038	15	18

4.13%, 4/1/2040	10	12

2.70%, 8/21/2040	20	19

5.30%, 12/5/2043	30	40

5.05%, 3/25/2048	10	13

Dana, Inc. 5.38%, 11/15/2027	115	122

Darling Ingredients, Inc. 5.25%, 4/15/2027 (g)	12	13

DaVita, Inc. 4.63%, 6/1/2030 (g)	140	144

DCP Midstream Operating LP 4.95%, 4/1/2022	5	5

3.88%, 3/15/2023	38	39

5.38%, 7/15/2025	14	16

6.75%, 9/15/2037 (b) (g)	20	24

Deere & Co. 3.75%, 4/15/2050	15	18

Dell International LLC 7.13%, 6/15/2024 (g)	65	67

6.02%, 6/15/2026	10	12

DH Europe Finance II SARL 3.25%, 11/15/2039	10	11

Diamond Sports Group LLC 5.38%, 8/15/2026 (g)	53	34

Discovery Communications LLC 5.30%, 5/15/2049	20	25

4.65%, 5/15/2050	20	24

DISH DBS Corp. 5.88%, 7/15/2022	24	25

5.00%, 3/15/2023	223	233

5.88%, 11/15/2024	25	27

7.75%, 7/1/2026	125	142

Dole Food Co., Inc. 7.25%, 6/15/2025 (g)	50	51

Dominion Energy, Inc.

Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (e) (f) (h)	24	25

(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (f)	10	11

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (g)	87	91

DT Midstream, Inc. 4.13%, 6/15/2029 (g)	150	152

Duke Energy Corp. 3.75%, 9/1/2046	15	16

3.95%, 8/15/2047	10	11

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (g)	27	29

Element Solutions, Inc. 3.88%, 9/1/2028 (g)	130	133

Embarq Corp. 8.00%, 6/1/2036	124	141

EMC Corp. 3.38%, 6/1/2023	26	27

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (g)	95	93

Encompass Health Corp. 4.50%, 2/1/2028	185	192

Energizer Holdings, Inc. 4.75%, 6/15/2028 (g)	140	143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

United States — continued

Energy Transfer LP
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e) (f) (h)	65	64

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (e) (f) (h)	30	31

EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (e) (f) (h)	30	23

4.40%, 4/1/2024	19	20

4.15%, 6/1/2025	23	24

4.85%, 7/15/2026	58	60

5.60%, 4/1/2044	5	5

Entegris, Inc. 3.63%, 5/1/2029(g)	125	127

Entergy Texas, Inc. 3.55%, 9/30/2049	15	16

Enterprise Products Operating LLC 4.20%, 1/31/2050	25	29

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (f)	25	26

Envision Healthcare Corp. 8.75%, 10/15/2026 (g)	20	14

EOG Resources, Inc. 5.10%, 1/15/2036	10	12

EQT Corp. 7.63%, 2/1/2025 (j)	105	122

Equitable Holdings, Inc.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (e) (f) (h)	5	5

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (g)	30	31

Essex Portfolio LP REIT, 2.65%, 9/1/2050	10	9

Evergy, Inc. 2.90%, 9/15/2029	20	21

Exela Intermediate LLC 10.00%, 7/15/2023 (g)	94	62
Exxon Mobil Corp. 4.23%, 3/19/2040	20	24
4.33%, 3/19/2050	15	18

Fidelity National Information Services, Inc. 3.10%, 3/1/2041	10	10

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (g)	15	18

Ford Motor Credit Co. LLC 4.39%, 1/8/2026	200	216

4.54%, 8/1/2026	200	217

5.11%, 5/3/2029	275	308

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Fox Corp. 5.58%, 1/25/2049	5	7

Freeport-McMoRan, Inc. 5.00%, 9/1/2027	140	148
5.45%, 3/15/2043	75	92

Frontier Communications Holdings LLC 5.88%, 11/1/2029	5	5

Gartner, Inc. 4.50%, 7/1/2028 (g)	95	100

General Electric Co.
Series D, (ICE LIBOR USD 3 Month + 3.33%), 3.45%, 9/15/2021 (e) (f) (h)	304	298

Genesis Energy LP 6.50%, 10/1/2025	5	5

6.25%, 5/15/2026	15	15

Gilead Sciences, Inc. 4.15%, 3/1/2047	15	17

2.80%, 10/1/2050	35	34

Global Payments, Inc. 4.15%, 8/15/2049	5	6

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (g)	50	53

Goldman Sachs Capital II
(ICE LIBOR USD 3 Month + 0.77%, 4.00% Floor), 4.00%, 8/2/2021 (e) (f) (h)	22	22

Goldman Sachs Group, Inc. (The)
Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (e) (f) (h)	5	5

Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (e) (f) (h)	24	26

Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (b) (e) (f) (h)	99	101

Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (e) (f) (h)	21	23

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (f)	15	17

4.80%, 7/8/2044	25	33

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026 (b)	47	48

5.00%, 7/15/2029 (g)	10	11

Gray Television, Inc. 5.88%, 7/15/2026 (g)	20	20

7.00%, 5/15/2027 (g)	45	49

Greif, Inc. 6.50%, 3/1/2027 (g)	126	133

Griffon Corp. 5.75%, 3/1/2028	95	101

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Guardian Life Insurance Co. of America (The) 4.88%, 6/19/2064 (g)	5	7

3.70%, 1/22/2070 (g)	5	5

Hanesbrands, Inc. 4.88%, 5/15/2026 (g)	60	65

Harsco Corp. 5.75%, 7/31/2027 (g)	9	9

HCA, Inc.
5.38%, 2/1/2025	146	165

5.88%, 2/15/2026	285	329

5.63%, 9/1/2028	274	325

Herc Holdings, Inc.

5.50%, 7/15/2027 (g)	28	30

Hertz Corp. (The)

7.63%, 6/1/2022 (g) (k)	8	9

Hilcorp Energy I LP 6.25%, 11/1/2028 (g)	39	41

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (g)	75	78

Hilton Domestic Operating Co., Inc. 4.88%, 1/15/2030	24	26

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	28	29

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	32	33

Hologic, Inc. 4.63%, 2/1/2028 (g)	25	26

Howmet Aerospace, Inc. 5.13%, 10/1/2024	107	118

5.90%, 2/1/2027	8	10

5.95%, 2/1/2037	34	41

Hughes Satellite Systems Corp. 5.25%, 8/1/2026	125	140

6.63%, 8/1/2026	20	22

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (e) (f) (h)	23	24

Icahn Enterprises LP 4.75%, 9/15/2024	70	73

6.38%, 12/15/2025	22	23

iHeartCommunications, Inc. 6.38%, 5/1/2026	57	61

8.38%, 5/1/2027	98	104

5.25%, 8/15/2027 (g)	18	19

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 3.66%, 12/21/2065 (f) (g)	100	83

Intel Corp. 4.10%, 5/19/2046	10	12

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

International Game Technology plc 6.50%, 2/15/2025 (g)	200	224

IQVIA, Inc. 5.00%, 5/15/2027 (g)	200	209

IRB Holding Corp. 6.75%, 2/15/2026 (g)	56	58

Iron Mountain, Inc.
REIT, 4.88%, 9/15/2027 (g)	84	87

REIT, 5.25%, 3/15/2028 (g)	48	50

JB Poindexter & Co., Inc.
7.13%, 4/15/2026 (g)	31	33

JBS USA LUX SA 6.50%, 4/15/2029 (g)	63	71

5.50%, 1/15/2030 (g)	42	47

Johnson & Johnson 2.25%, 9/1/2050	15	14

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (g)	80	83

Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	25	28

Kinder Morgan Energy Partners LP 4.70%, 11/1/2042	10	12

Kinder Morgan, Inc. 3.25%, 8/1/2050	15	15

Kroger Co. (The) 5.15%, 8/1/2043	15	19

3.88%, 10/15/2046	38	42

L Brands, Inc. 7.50%, 6/15/2029	100	118

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (g)	100	107

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (g)	48	49

Lamar Media Corp. 4.88%, 1/15/2029	85	90

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (g)	89	92

Lennar Corp. 4.50%, 4/30/2024	15	17

5.88%, 11/15/2024	45	51

4.75%, 5/30/2025	5	6

5.25%, 6/1/2026	14	16

5.00%, 6/15/2027	20	23

Level 3 Financing, Inc. 5.38%, 5/1/2025	91	93

5.25%, 3/15/2026	54	56

Liberty Interactive LLC 8.25%, 2/1/2030	35	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (g)	33	34

6.50%, 5/15/2027 (g)	165	183

Lowe’s Cos., Inc. 3.70%, 4/15/2046	10	11

Lumen Technologies, Inc. Series T, 5.80%, 3/15/2022	30	31

Series W, 6.75%, 12/1/2023	28	31

Series Y, 7.50%, 4/1/2024	2	2

5.63%, 4/1/2025	57	62

Series G, 6.88%, 1/15/2028	160	179

Macy’s, Inc. 8.38%, 6/15/2025 (g)	90	99

Madison IAQ LLC 4.13%, 6/30/2028 (g)	75	76

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026	50	52

MasTec, Inc. 4.50%, 8/15/2028 (g)	95	100

Matador Resources Co. 5.88%, 9/15/2026	55	57

Mattel, Inc. 3.15%, 3/15/2023	37	38

6.75%, 12/31/2025 (g)	28	29

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (g)	227	229

McDonald’s Corp. 3.70%, 2/15/2042	10	11

3.63%, 9/1/2049	10	11

Mellon Capital IV

Series 1, (ICE LIBOR USD 3 Month + 0.57%, 4.00% Floor), 4.00%, 8/2/2021 (e) (f) (h)	18	18

Meredith Corp. 6.88%, 2/1/2026 (b)	181	188

MetLife Capital Trust IV 7.88%, 12/15/2037 (g)	100	139

MetLife, Inc.

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (e) (f) (h)	70	73

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (e) (f) (h)	59	68

6.40%, 12/15/2036	98	126

6.40%, 12/15/2036	10	13

MGM Growth Properties Operating Partnership LP

REIT, 5.75%, 2/1/2027	23	26

MGM Resorts International 4.63%, 9/1/2026 (b)	200	211

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Midcontinent Communications 5.38%, 8/15/2027 (g)	17	18

Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	15	18

Moody’s Corp. 2.55%, 8/18/2060	20	18

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 3.79%, 10/15/2021 (e) (f) (h)	239	240

Series N, (ICE LIBOR USD 3 Month + 3.16%), 5.30%, 12/15/2025 (e) (f) (h)	8	8

Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (e) (f) (h)	18	21

(SOFR + 1.49%), 3.22%, 4/22/2042 (f)	10	10

(SOFR + 1.43%), 2.80%, 1/25/2052 (f)	20	20

MPLX LP 4.50%, 4/15/2038	5	6

MSCI, Inc. 5.38%, 5/15/2027 (g)	69	73

National Rural Utilities Cooperative Finance Corp.

(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (f)	20	22

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (g)	95	98

NCR Corp. 5.75%, 9/1/2027 (g)	25	27

6.13%, 9/1/2029 (g)	105	114
Netflix, Inc. 5.88%, 2/15/2025	100	116

4.88%, 4/15/2028	15	17

5.88%, 11/15/2028	60	74

5.38%, 11/15/2029 (g)	15	18

4.88%, 6/15/2030 (g)	15	18

New Albertsons LP 7.75%, 6/15/2026	5	6

6.63%, 6/1/2028	15	16

7.45%, 8/1/2029	21	24

8.00%, 5/1/2031	80	97

Newell Brands, Inc. 4.70%, 4/1/2026 (j)	150	167

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (g)	43	46

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 2.07%), 2.27%, 10/1/2066 (f)	47	44

(ICE LIBOR USD 3 Month + 2.13%), 2.24%, 6/15/2067 (f)	64	60

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (f)	28	32

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (g)	23	24

4.25%, 9/15/2024 (g)	4	4

4.50%, 9/15/2027 (g)	8	9

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (b) (g)	10	10

NiSource, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (e) (f) (h)	62	66

4.80%, 2/15/2044	4	5

Norfolk Southern Corp. 3.95%, 10/1/2042	10	12

3.40%, 11/1/2049	5	5

3.05%, 5/15/2050	20	20

Northrop Grumman Corp. 5.15%, 5/1/2040	20	26

3.85%, 4/15/2045	35	40

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (g)	2	2

Novelis Corp. 5.88%, 9/30/2026 (g)	25	26

NRG Energy, Inc. 7.25%, 5/15/2026	40	41

6.63%, 1/15/2027	15	15

5.75%, 1/15/2028	12	13

5.25%, 6/15/2029 (g)	136	145

Nuance Communications, Inc. 5.63%, 12/15/2026	59	61

NuStar Logistics LP 6.00%, 6/1/2026	12	13

5.63%, 4/28/2027	30	32

Occidental Petroleum Corp. 2.90%, 8/15/2024	205	209

8.88%, 7/15/2030	115	154

Oceaneering International, Inc. 6.00%, 2/1/2028	14	14

ON Semiconductor Corp. 3.88%, 9/1/2028 (g)	85	88

OneMain Finance Corp. 6.13%, 5/15/2022	5	5

5.63%, 3/15/2023	27	29

6.13%, 3/15/2024	20	21

6.88%, 3/15/2025	45	51

7.13%, 3/15/2026	52	61

6.63%, 1/15/2028	33	38

Oracle Corp. 3.90%, 5/15/2035	26	29

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

3.85%, 7/15/2036	4	4

3.60%, 4/1/2040	10	11

Otis Worldwide Corp. 3.36%, 2/15/2050	5	5

Outfront Media Capital LLC 5.00%, 8/15/2027 (g)	15	16

Pacific Gas and Electric Co. 4.00%, 12/1/2046	30	28

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (g)	12	12

PBF Logistics LP 6.88%, 5/15/2023 (b)	7	7

Performance Food Group, Inc. 5.50%, 10/15/2027 (g)	20	21

PG&E Corp. 5.00%, 7/1/2028 (b)	110	111

Philip Morris International, Inc. 4.38%, 11/15/2041	25	30

4.13%, 3/4/2043	5	6

4.25%, 11/10/2044	20	23

Phillips 66 4.88%, 11/15/2044	15	19

Piedmont Natural Gas Co., Inc. 3.35%, 6/1/2050	15	15

Pilgrim’s Pride Corp. 5.88%, 9/30/2027 (g)	39	42

Plains All American Pipeline LP
Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (e) (f) (h)	8	7

PNC Financial Services Group, Inc. (The)
Series O, (ICE LIBOR USD 3 Month + 3.68%), 6.75%, 11/1/2021 (e) (f) (h)	68	68

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (e) (f) (h)	64	67

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (e) (f) (h)	39	43

Post Holdings, Inc. 5.75%, 3/1/2027 (g)	20	21

5.50%, 12/15/2029 (g)	140	150

PPL Capital Funding, Inc.
Series A, (ICE LIBOR USD 3 Month + 2.67%), 2.81%, 3/30/2067 (f)	97	95

Prime Security Services Borrower LLC 5.25%, 4/15/2024 (g)	31	33

5.75%, 4/15/2026 (g)	50	55

Progressive Corp. (The)
Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (e) (f) (h)	75	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Prologis LP
REIT, 2.13%, 10/15/2050	35	30

Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (f)	171	184

Quicken Loans LLC 5.25%, 1/15/2028 (g)	20	21

Radian Group, Inc. 4.50%, 10/1/2024	40	43

4.88%, 3/15/2027	12	13

Range Resources Corp. 4.88%, 5/15/2025	85	88

Raytheon Technologies Corp. 4.15%, 5/15/2045	40	48

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/2050	10	9

Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (g)	200	199

RHP Hotel Properties LP REIT, 4.75%, 10/15/2027	18	18

Rite Aid Corp. 8.00%, 11/15/2026 (g)	140	142

Royal Caribbean Cruises Ltd. 11.50%, 6/1/2025 (g)	115	133

S&P Global, Inc. 2.30%, 8/15/2060	35	30

Sabre GLBL, Inc. 9.25%, 4/15/2025 (g)	110	131

Scientific Games International, Inc. 5.00%, 10/15/2025 (g)	156	161

Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026	125	130

Seagate HDD Cayman 4.88%, 6/1/2027	95	105

Sealed Air Corp. 5.13%, 12/1/2024 (g)	20	22

Sempra Energy
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (e) (f) (h)	105	114

Sensata Technologies BV 4.88%, 10/15/2023 (g)	15	16

5.63%, 11/1/2024 (g)	125	139

5.00%, 10/1/2025 (g)	30	33

Service Corp. International 4.63%, 12/15/2027	12	13

5.13%, 6/1/2029	5	5

Sherwin-Williams Co. (The) 4.55%, 8/1/2045	5	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Sinclair Television Group, Inc. 5.88%, 3/15/2026 (g)	50	52

Sirius XM Radio, Inc. 5.38%, 7/15/2026 (g)	87	90

5.00%, 8/1/2027 (g)	53	56

5.50%, 7/1/2029 (g)	161	175

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (g)	12	12

5.50%, 4/15/2027 (g)	102	105

SM Energy Co. 6.75%, 9/15/2026	12	12

6.63%, 1/15/2027	16	17

Southern California Edison Co.
Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.25%, 2/1/2022 (b) (e) (f) (h)	12	12

Series C, 4.13%, 3/1/2048	5	6

3.65%, 2/1/2050	20	20

Southwestern Energy Co. 7.75%, 10/1/2027	135	146

Spectrum Brands, Inc. 5.75%, 7/15/2025	8	8

5.00%, 10/1/2029 (g)	31	33

Sprint Capital Corp. 8.75%, 3/15/2032	197	299

Sprint Corp. 7.88%, 9/15/2023	227	258

7.13%, 6/15/2024	71	82

7.63%, 2/15/2025	194	230

7.63%, 3/1/2026	39	48

Square, Inc. 3.50%, 6/1/2031 (g)	150	151

SS&C Technologies, Inc. 5.50%, 9/30/2027 (g)	93	99

Standard Industries, Inc. 5.00%, 2/15/2027 (g)	18	19

4.75%, 1/15/2028 (g)	77	80

Stanley Black & Decker, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (f)	10	11

Staples, Inc. 7.50%, 4/15/2026 (g)	95	98

10.75%, 4/15/2027 (b) (g)	85	87

Starbucks Corp. 3.75%, 12/1/2047	10	11

4.45%, 8/15/2049	20	25

State Street Corp.
Series F, (ICE LIBOR USD 3 Month + 3.60%), 3.72%, 9/15/2021 (e) (f) (h)	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (e) (f) (h)	45	48

Station Casinos LLC 5.00%, 10/1/2025 (g)	20	20

Steel Dynamics, Inc. 5.00%, 12/15/2026	15	16

Stericycle, Inc. 3.88%, 1/15/2029 (g)	150	150

Summit Materials LLC 5.13%, 6/1/2025 (g)	35	35

6.50%, 3/15/2027 (g)	45	48

Sunoco LP 5.50%, 2/15/2026	13	14

6.00%, 4/15/2027	71	74

5.88%, 3/15/2028	3	3

SVB Financial Group
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (e) (f) (h)	100	102

Sysco Corp. 3.30%, 2/15/2050	5	5

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (g)	87	88

5.50%, 1/15/2028 (g)	5	5

Targa Resources Partners LP 5.88%, 4/15/2026	82	86

6.50%, 7/15/2027	191	207

Team Health Holdings, Inc. 6.38%, 2/1/2025 (g)	85	81

TEGNA, Inc. 5.50%, 9/15/2024 (g)	4	4

Tempur Sealy International, Inc. 4.00%, 4/15/2029 (g)	150	152

Tenet Healthcare Corp. 4.63%, 7/15/2024	75	76

4.63%, 9/1/2024 (g)	11	11

4.88%, 1/1/2026 (g)	163	169

6.25%, 2/1/2027 (g)	30	32

5.13%, 11/1/2027 (g)	189	198

TerraForm Power Operating LLC 4.25%, 1/31/2023 (g)	15	15

5.00%, 1/31/2028 (g)	29	31

T-Mobile USA, Inc. 4.50%, 2/1/2026	99	101

4.75%, 2/1/2028	93	99

4.38%, 4/15/2040	45	53

3.00%, 2/15/2041	10	10

4.50%, 4/15/2050	15	18

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

3.30%, 2/15/2051	15	15

TransDigm, Inc. 6.25%, 3/15/2026 (g)	184	194

Transocean Pontus Ltd. 6.13%, 8/1/2025 (b) (g)	34	34

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (g)	50	50

Transocean Proteus Ltd. 6.25%, 12/1/2024 (g)	19	19

Travel + Leisure Co. 4.25%, 3/1/2022	2	2

5.65%, 4/1/2024 (j)	17	19

6.60%, 10/1/2025 (j)	16	18

6.00%, 4/1/2027 (j)	25	27

Travelers Cos., Inc. (The) 3.75%, 5/15/2046	10	12

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (g)	52	53

Truist Financial Corp.
Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (e) (f) (h)	7	7

Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (e) (f) (h)	34	35

Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025 (e) (f) (h)	11	12

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (e) (f) (h)	40	43

Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (e) (f) (h)	127	143

Tucson Electric Power Co. 4.00%, 6/15/2050	13	15

Union Electric Co. 4.00%, 4/1/2048	13	15

Union Pacific Corp. 4.00%, 4/15/2047	11	13

United Airlines Holdings, Inc. 5.00%, 2/1/2024 (b)	33	34

4.88%, 1/15/2025 (b)	28	29

United Airlines, Inc. 4.38%, 4/15/2026 (g)	70	72

United Rentals North America, Inc. 5.88%, 9/15/2026	32	33

5.50%, 5/15/2027	10	11

4.88%, 1/15/2028	240	254

UnitedHealth Group, Inc. 3.05%, 5/15/2041	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

US Bancorp

Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (e) (f) (h)	8	9

Verizon Communications, Inc. 4.40%, 11/1/2034	20	24

4.27%, 1/15/2036	25	30

3.40%, 3/22/2041	10	11

3.85%, 11/1/2042	15	17

4.86%, 8/21/2046	25	32

ViacomCBS, Inc. 5.90%, 10/15/2040	10	13

4.95%, 5/19/2050 (b)	45	57

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	39	40

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	103	118

VICI Properties LP REIT, 4.25%, 12/1/2026 (g)	75	78

Vistra Operations Co. LLC 5.50%, 9/1/2026 (g)	20	21

5.63%, 2/15/2027 (g)	130	135

Weekley Homes LLC 4.88%, 9/15/2028 (g)	100	103

Wells Fargo & Co.

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (e) (f) (h)	43	46

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (e) (f) (h)	18	20

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (e) (f) (h)	327	339

(SOFR + 2.53%), 3.07%, 4/30/2041 (f)	35	36

WESCO Distribution, Inc. 5.38%, 6/15/2024	36	37

7.13%, 6/15/2025 (g)	40	43

7.25%, 6/15/2028 (g)	125	139

Western Digital Corp. 4.75%, 2/15/2026	74	82

Western Midstream Operating LP 4.75%, 8/15/2028	135	146

William Carter Co. (The) 5.63%, 3/15/2027 (g)	73	77

Wynn Las Vegas LLC 5.50%, 3/1/2025 (g)	35	38

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (g)	224	237

Xcel Energy, Inc. 3.50%, 12/1/2049	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Xerox Corp. 4.38%, 3/15/2023 (j)	45	47

XPO Logistics, Inc. 6.13%, 9/1/2023 (g)	40	40

6.75%, 8/15/2024 (g)	65	68

6.25%, 5/1/2025 (g)	65	69

Yum! Brands, Inc. 4.75%, 1/15/2030 (g)	24	26

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (g)	140	139

		34,967

Total Corporate Bonds (Cost $40,369)		41,661

	SHARES (000)
Investment Companies — 5.7%

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (l)	240	1,929

JPMorgan Equity Income Fund Class R6 Shares (l)	133	3,025

JPMorgan Floating Rate Income Fund Class R6 Shares (l)	107	960

JPMorgan Managed Income Fund Class L Shares (l)	25	249

Total Investment Companies (Cost $5,058)		6,163

	PRINCIPAL AMOUNT ($000)

Equity-Linked Notes — 4.2%

Citigroup Global Markets Holdings, Inc., ELN, 6.00%, 9/22/2021 (linked to Russell 2000 Index)	—	(a)	1,114

National Bank of Canada, ELN, 6.00%, 8/25/2021 (linked to Russell 2000 Index)	—	(a)	1,122

National Bank of Canada, ELN, 6.00%, 8/4/2021 (linked to Russell 2000 Index)	1		1,176

UBS AG, ELN, 6.50%, 9/3/2021 (linked to Russell 2000 Index)	1		1,157

Total Equity-Linked Notes (Cost $4,425)			4,569

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Collateralized Mortgage Obligations — 2.6%

United States — 2.6%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 2.18%, 6/25/2045 (m)	16	17

Banc of America Funding Trust Series 2006-A, Class 1A1, 2.71%, 2/20/2036 (m)	13	13

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 2.58%, 2/25/2035 (m)	8	9

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 2.62%, 5/25/2035 (m)	25	26

Bear Stearns ARM Trust Series 2004-9, Class 22A1, 3.05%, 11/25/2034 (m)	54	53

Series 2006-1, Class A1, 2.37%, 2/25/2036 (m)	9	9

Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 2.22%, 9/25/2035 (m)	26	27

Connecticut Avenue Securities Trust Series 2019-R06, Class 2M2, 2.19%, 9/25/2039 ‡ (g) (m)	61	61

Deephaven Residential Mortgage Trust Series 2019-4A, Class B1, 3.99%, 10/25/2059 (g) (m)	250	251

Series 2020-1, Class A3, 2.65%, 1/25/2060 (g) (m)	18	19

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 2.39%, 9/25/2030 (m)	194	197

FHLMC, REMIC Series 4703, Class SA, IF, IO, 6.08%, 7/15/2047 (m)	266	56

Series 4937, Class MS, IF, IO, 5.96%, 12/25/2049 (m)	187	35

Series 4839, Class WS, IF, IO, 6.03%, 8/15/2056 (m)	165	37

FHLMC, STRIPS Series 311, Class S1, IF, IO, 5.88%, 8/15/2043 (m)	590	113

Series 316, Class S7, IF, IO, 6.03%, 11/15/2043 (m)	253	45

Series 356, Class S5, IF, IO, 5.93%, 9/15/2047 (m)	322	76

FNMA, Connecticut Avenue Securities Series 2017-C07, Class 2M2, 2.59%, 5/25/2030 (m)	120	122

Series 2018-C02, Class 2M2, 2.29%, 8/25/2030 (m)	193	195

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States —continued

Series 2018-C04, Class 2M2, 2.64%, 12/25/2030 (m)	181	184

FNMA, REMIC Series 2012-75, Class DS, IF, IO, 5.86%, 7/25/2042 (m)	213	37

Series 2016-1, Class SJ, IF, IO, 6.06%, 2/25/2046 (m)	139	27

Series 2018-67, Class SN, IF, IO, 6.11%, 9/25/2048 (m)	407	83

Series 2018-73, Class SC, IF, IO, 6.11%, 10/25/2048 (m)	266	52

GNMA Series 2017-67, Class ST, IF, IO, 6.11%, 5/20/2047 (m)	186	39

Series 2017-112, Class S, IF, IO, 6.11%, 7/20/2047 (m)	175	34

Series 2018-36, Class SG, IF, IO, 6.11%, 3/20/2048 (m)	90	20

Series 2019-22, Class SM, IF, IO, 5.96%, 2/20/2049 (m)	247	49

Series 2019-42, Class SJ, IF, IO, 5.96%, 4/20/2049 (m)	229	35

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 0.53%, 5/25/2035 (m)	27	26

Impac CMB Trust Series 2004-6, Class 1A2, 0.87%, 10/25/2034 (m)	27	27

Series 2004-7, Class 1A2, 1.01%, 11/25/2034 (m)	52	53

Series 2005-4, Class 1A1A, 0.63%, 5/25/2035 (m)	114	114

Series 2005-8, Class 1AM, 0.79%, 2/25/2036 (m)	87	84

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	6	6

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 2.70%, 4/21/2034 (m)	11	11

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 2.49%, 1/25/2037 (m)	5	5

Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 2.60%, 7/25/2034 (m)	17	18

New Residential Mortgage Loan Trust Series 2019-NQM4, Class M1, 2.99%, 9/25/2059 (g) (m)	239	241

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Collateralized Mortgage Obligations — continued

United States — continued

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-5, Class 1APT, 0.65%, 12/25/2035 (m)	33		33

RALI Trust Series 2006-QA3, Class A1, 0.49%, 4/25/2036 (m)	13		14

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	—	(a)	1

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 1.67%, 10/25/2037 (m)	258		262

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR3, Class A1, 2.72%, 3/25/2035 (m)	10		10

Series 2005-AR5, Class A6, 2.74%, 5/25/2035 (m)	16		17

Total Collateralized Mortgage Obligations (Cost $2,759)			2,843

Commercial Mortgage-Backed Securities — 2.5%

Cayman Islands — 0.1%

GPMT Ltd. Series 2018-FL1, Class AS, 1.29%, 11/21/2035 (g) (m)	138		138

United States — 2.4%

BANK Series 2017-BNK7, Class D, 2.71%, 9/15/2060 ‡ (g)	100		88

Benchmark Mortgage Trust
Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (g)	100		98

BX Commercial Mortgage Trust
Series 2020-VIV2, Class C, 3.66%, 3/9/2044 ‡ (g) (m)	106		112

Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class D, 5.04%, 9/10/2045 ‡ (g) (m)	100		88

Series 2016-P6, Class D, 3.25%, 12/10/2049 (g)	20		17

Series 2017-P7, Class D, 3.25%, 4/14/2050 (g)	23		20

Series 2017-P7, Class B, 4.14%, 4/14/2050 (m)	10		11

Commercial Mortgage Trust
Series 2016-CR28, Class C, 4.79%, 2/10/2049 (m)	100		109

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

CSAIL Commercial Mortgage Trust
Series 2019-C15, Class C, 5.15%, 3/15/2052 (m)	100	112

DBGS Mortgage Trust
Series 2018-5BP, Class B, 1.05%, 6/15/2033 (g) (m)	100	100

FHLMC Multiclass Certificates
Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	160	22

FHLMC, Multi-Family Structured Pass-Through Certificates
Series K734, Class X3, IO, 2.24%, 7/25/2026 (m)	120	11

Series Q012, Class X, IO, 4.22%, 9/25/2035 (m)	486	115

Series K716, Class X3, IO, 1.75%, 8/25/2042 (m)	87	—	(a)

Series K726, Class X3, IO, 2.21%, 7/25/2044 (m)	151	8

Series K729, Class X3, IO, 2.04%, 11/25/2044 (m)	1,212	72

Series K728, Class X3, IO, 2.02%, 11/25/2045 (m)	100	6

Series K071, Class X3, IO, 2.08%, 11/25/2045 (m)	700	80

Series K088, Class X3, IO, 2.42%, 2/25/2047 (m)	555	86

Series K108, Class X3, IO, 3.61%, 4/25/2048 (m)	400	100

FREMF
Series 2018-KF46, Class B, 2.04%, 3/25/2028 (g) (m)	5	5

FREMF Mortgage Trust
Series 2015-KF09, Class B, 5.44%, 5/25/2022 (g) (m)	2	1

Series 2015-KF10, Class B, 6.19%, 7/25/2022 (g) (m)	3	3

Series 2017-KF31, Class B, 2.99%, 4/25/2024 (g) (m)	4	4

Series 2017-KF32, Class B, 2.64%, 5/25/2024 (g) (m)	27	27

Series 2018-KF45, Class B, 2.04%, 3/25/2025 (g) (m)	7	7

Series 2018-KF47, Class B, 2.09%, 5/25/2025 (g) (m)	23	23

Series 2018-KC02, Class B, 4.22%, 7/25/2025 (g) (m)	25	26

Series 2018-KF53, Class B, 2.14%, 10/25/2025 (m)	50	50

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2019-KC03, Class B, 4.51%, 1/25/2026 (g) (m)	25	26

Series 2019-KF62, Class B, 2.14%, 4/25/2026 (g) (m)	18	18

Series 2018-KF43, Class B, 2.24%, 1/25/2028 (g) (m)	33	32

Series 2018-KF50, Class B, 1.99%, 7/25/2028 (g) (m)	7	7

Series 2018-K82, Class B, 4.27%, 9/25/2028 (g) (m)	50	56

Series 2019-KF63, Class B, 2.44%, 5/25/2029 (g) (m)	19	19

Series 2012-K19, Class C, 4.16%, 5/25/2045 (g) (m)	10	10

Series 2017-K67, Class C, 4.08%, 9/25/2049 (g) (m)	5	5

Series 2017-K65, Class B, 4.21%, 7/25/2050 (g) (m)	75	84

Series 2019-K87, Class C, 4.47%, 1/25/2051 (g) (m)	100	110

Series 2018-K75, Class B, 4.11%, 4/25/2051 (g) (m)	10	11

Series 2020-K737, Class B, 3.41%, 1/25/2053 (g) (m)	100	107

Series 2020-K737, Class C, 3.41%, 1/25/2053 (g) (m)	145	152

GNMA
Series 2016-71, Class QI, IO, 0.92%, 11/16/2057 (m)	172	9

Series 2020-14, IO, 0.71%, 2/16/2062 (m)	842	58

Series 2020-23, IO, 0.74%, 4/16/2062 (m)	213	15

Jackson Park Trust
Series 2019-LIC, Class E, 3.35%, 10/14/2039 ‡ (g) (m)	100	94

Series 2019-LIC, Class F, 3.35%, 10/14/2039 ‡ (g) (m)	100	89

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class E, 4.39%, 1/15/2049 ‡ (g) (m)	100	85

LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	34	18

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C31, Class B, 3.88%, 11/15/2049 (m)	50	54

Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.42%, 7/11/2040 (g) (m)	10	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2020-HR8, Class XA, IO, 1.97%, 7/15/2053 (m)	998	137

		2,607

Total Commercial Mortgage-Backed Securities (Cost $2,721)		2,745

Asset-Backed Securities — 0.8%

United States — 0.8%

ABFC Trust
Series 2003-OPT1, Class M1, 1.13%, 2/25/2033 ‡ (m)	55	55

Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M2, 2.57%, 11/25/2033 ‡ (m)	41	41

Bear Stearns Asset-Backed Securities Trust
Series 2004-HE5, Class M2, 1.97%, 7/25/2034 ‡ (m)	11	11

Countrywide Asset-Backed Certificates
Series 2004-2, Class M1, 0.84%, 5/25/2034 ‡ (m)	9	9

CWABS, Inc. Asset-Backed Certificates Trust
Series 2004-5, Class M3, 1.82%, 7/25/2034 ‡ (m)	46	46

Exeter Automobile Receivables Trust
Series 2018-2A, Class E, 5.33%, 5/15/2025 (g)	120	125

Fremont Home Loan Trust
Series 2003-A, Class M1, 1.07%, 8/25/2033 ‡ (m)	56	55

GSAMP Trust
Series 2003-SEA, Class A1, 0.89%, 2/25/2033 ‡ (m)	104	100

MASTR Asset-Backed Securities Trust
Series 2004-OPT2, Class M1, 0.99%, 9/25/2034 ‡ (m)	11	11

Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-SD1, Class M1, 2.34%, 3/25/2033 ‡ (m)	145	144

Series 2003-NC10, Class M1, 1.11%, 10/25/2033 ‡ (m)	17	17

Series 2004-HE3, Class M1, 0.95%, 3/25/2034 ‡ (m)	46	46

Series 2004-NC7, Class M2, 1.02%, 7/25/2034 ‡ (m)	14	14

Prestige Auto Receivables Trust
Series 2018-1A, Class D, 4.14%, 10/15/2024 (g)	10	10

Securitized Asset-Backed Receivables LLC Trust
Series 2004-OP2, Class M3, 2.12%, 8/25/2034 ‡ (m)	82	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Asset-Backed Securities — continued

United States — continued

Structured Asset Investment Loan Trust
Series 2003-BC11, Class M1, 1.07%, 10/25/2033 ‡ (m)	5	6

Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 0.26%, 1/25/2037 (m)	41	41

Westlake Automobile Receivables Trust
Series 2019-1A, Class E, 4.49%, 7/15/2024 (g)	50	52

Total Asset-Backed Securities (Cost $830)		862

	SHARES (000)

Preferred Stocks — 0.6%

United States — 0.6%

Allstate Corp. (The),
Series H, 5.10%, 10/15/2024 ($25 par value) (n)	1		37

Bank of America Corp.,
Series GG, 6.00%, 5/16/2023 ($25 par value) (n)	1		20

Series HH, 5.88%, 7/24/2023 ($25 par value) (n)	1		19

Series KK, 5.38%, 6/25/2024 ($25 par value) (n)	1		20

Series LL, 5.00%, 9/17/2024 ($25 par value) (n)	1		21

Energy Transfer LP,
Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 (f) (n)	2		41

MetLife, Inc.,
Series F, 4.75%, 3/15/2025 ($25 par value) (n)	1		17

Morgan Stanley,
Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (f) (n)	2		73

Series L, 4.88%, 1/15/2025 ($25 par value) (n)	—	(a)	5

MYT Holding LLC,
Series A, 10.00%, 6/6/2029 ‡	7		7

NextEra Energy Capital Holdings, Inc.,
Series N, 5.65%, 3/1/2079 ($25 par value)	1		18

Northern Trust Corp.,
Series E, 4.70%, 1/1/2025 ($25 par value) (n)	—	(a)	12

Public Storage,
Series L, , REIT4.63%, 6/17/2025 ($25 par value) (n)	1		14

Regions Financial Corp.,
Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (f) (n)	—	(a)	7

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

SCE Trust II,
5.10%, 5/5/2020 ($25 par value) (n)	1		13

SCE Trust VI,
5.00%, 6/26/2022 ($25 par value) (n)	4		97

Sempra Energy,
5.75%, 7/1/2079 ($25 par value)	—	(a)	3

Southern Co. (The),
Series 2020, 4.95%, 1/30/2080 ($25 par value)	1		27

State Street Corp.,
Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (f) (n)	—	(a)	11

Truist Financial Corp.,
Series R, 4.75%, 9/1/2025 ($25 par value) (n)	1		21

US Bancorp,
Series K, 5.50%, 10/15/2023 ($25 par value) (b) (n)	1		18

Wells Fargo & Co.,
Series AA, 4.70%, 12/15/2025 ($25 par value) (n)	—	(a)	5

Series Y, 5.63%, 6/15/2022 ($25 par value) (n)	1		32

Series Z, 4.75%, 3/15/2025 ($25 par value) (n)	5		139

Total Preferred Stocks (Cost $634)			677

	PRINCIPAL AMOUNT ($000)

Mortgage-Backed Securities — 0.5%

United States — 0.5%

FNMA UMBS, 30 Year
Pool # MA4306, 2.50%, 4/1/2051	49	51

Pool # MA4356, 2.50%, 6/1/2051	20	21

Pool # MA4398, 2.00%, 7/1/2051 (o)	340	343

GNMA II, 30 Year
Pool # MA7418, 2.50%, 6/20/2051	60	62

Total Mortgage-Backed Securities (Cost $477)		477

Loan Assignments — 0.4% (p)

United States — 0.4%

American Axle & Manufacturing, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (f)	6	6

Axalta Dupont PC, Term Loan B
(ICE LIBOR USD 3 Month + 1.75%), 1.95%, 6/1/2024 (f)	21	21

CenturyLink, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.25%), 2.35%, 3/15/2027 (f)	8	7

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Loan Assignments — continued

United States — continued

Cincinnati Bell, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024 (f)	25		24

Dole Food Co., 1st Lien Term Loan B
(ICE LIBOR USD 1-Month + 2.75%; ICE LIBOR USD 3-Month PRIME + 1.75%), 3.76%, 4/6/2024 (f)	20		20

Golden Nugget, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 2 Month + 2.50%), 3.25%, 10/4/2023 (f)	48		48

JBS USA LUX SA, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 2.09%, 5/1/2026 (f)	33		33

MultiPlan, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 2.75%), 3.75%, 6/7/2023 (f)	85		84

Navistar International Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.50%), 3.60%, 11/6/2024 (f)	41		41

Nexstar Broadcasting, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.50%), 2.60%, 9/18/2026 (f)	43		43

UFC Holdings LLC, 1st Lien Term Loan B-3
(ICE LIBOR USD 3 Month + 3.00%), 3.75%, 4/29/2026 (f)	40		40

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 3.09%, 6/2/2025 (f)	79		78

WMG Acquisition Corp., 1st Lien Term Loan G
(ICE LIBOR USD 1 Month + 2.13%), 2.23%, 1/20/2028 (f)	31		31

			476

Total Loan Assignments (Cost $476)			476

U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes
1.38%, 1/31/2022 (q) (Cost $354)	351		354

	NO. OF WARRANTS (000)
Warrants — 0.0%(d)

United Kingdom — 0.0%(d)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	—	(a)	2

United States — 0.0%(d)

Chesapeake Energy Corp.
expiring 2/9/2026, price 27.63 USD *	—	(a)	6

expiring 2/9/2026, price 32.13 USD *	—	(a)	5

expiring 2/9/2026, price 36.18 USD *	—	(a)	3

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)

United States — continued

Windstream Holdings, Inc.
expiring 12/31/2049, price 10.75 USD * ‡	—	(a)	1

			15

Total Warrants (Cost $—)			17

	PRINCIPAL AMOUNT ($000)

Convertible Bonds — 0.0% (d)

United States — 0.0% (d)

Liberty Interactive LLC 4.00%, 11/15/2029	3	2

3.75%, 2/15/2030	2	2

Total Convertible Bonds (Cost $4)		4

	NO. OF RIGHTS (000)

Rights — 0.0% (d)

Spain — 0.0% (d)

ACS Actividades de Construccion y Servicios SA, expiring 7/6/2021 * (Cost $1)	1	1

	SHARES (000)
Short-Term Investments — 5.3%

Investment Companies — 4.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (l) (r)	4,101	4,103

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (l) (r)	433	434

Total Investment Companies (Cost $4,536)		4,537

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (l) (r)	200	200

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (l) (r)	1,013	1,013

Total Investment of Cash Collateral from Securities Loaned (Cost $1,213)		1,213

Total Short-Term Investments (Cost $5,749)		5,750

Total Investments — 99.7% (Cost $98,431)		108,474
Other Assets Less Liabilities — 0.3%		324

NET ASSETS — 100.0%		108,798

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

Summary of Investments by Industry, June 30, 2021

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

PORTFOLIO COMPOSITION BY INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Banks	7.4%

Equity Real Estate Investment Trusts (REITs)	6.6

Oil, Gas & Consumable Fuels	5.1

Diversified Telecommunication Services	4.3

Equity-Linked Notes	4.2

Electric Utilities	3.6

Pharmaceuticals	3.2

Media	3.0

Capital Markets	3.0

Fixed Income	2.9

Insurance	2.8

U.S. Equity	2.8

Collateralized Mortgage Obligations	2.6

Commercial Mortgage-Backed Securities	2.5

Health Care Providers & Services	2.5

PORTFOLIO COMPOSITION BY INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Hotels, Restaurants & Leisure	2.2

Semiconductors & Semiconductor Equipment	2.0

Metals & Mining	1.8

Food Products	1.6

Wireless Telecommunication Services	1.6

Technology Hardware, Storage & Peripherals	1.5

Consumer Finance	1.4

Chemicals	1.4

Containers & Packaging	1.3

Multi-Utilities	1.3

Household Durables	1.1

Food & Staples Retailing	1.0

Others (each less than 1.0%)	20.0

Short-Term Investments	5.3

Abbreviations

ABS	Asset-Backed Securities
ADR	American Depositary Receipt
CVA	Dutch Certification
ELN	Equity-Linked Note
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of June 30, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $1,164.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(k)	Defaulted security.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(n)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of June 30, 2021.
(o)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(p)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(q)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(r)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 10 Year Note	80	09/2021	USD	10,594	26

Short Contracts

Foreign Exchange GBP/USD	(16)	09/2021	USD	(1,384)	34

S&P 500 E-Mini Index	(7)	09/2021	USD	(1,501)	(21)

					13

					39

Abbreviations

GBP	British Pound
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	31

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$96,561
Investments in affiliates, at value	10,700
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	1,213
Cash	72
Foreign currency, at value	52
Receivables:
Investment securities sold	1,253
Investment securities sold—delayed delivery securities	37
Portfolio shares sold	41
Interest from non-affiliates	586
Dividends from non-affiliates	125
Dividends from affiliates	—	(a)
Tax reclaims	49
Securities lending income (See Note 2.E.)	—	(a)
Variation margin on futures contracts	12

Total Assets	110,701

LIABILITIES:
Payables:
Investment securities purchased	174
Investment securities purchased — delayed delivery securities	343
Collateral received on securities loaned (See Note 2.E.)	1,213
Portfolio shares redeemed	11
Accrued liabilities:
Investment advisory fees	19
Distribution fees	18
Custodian and accounting fees	42
Trustees’ and Chief Compliance Officer’s fees	1
Other	82
Total Liabilities	1,903

Net Assets	$108,798

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

JPMorgan Insurance Trust Income Builder Portfolio
NET ASSETS:
Paid-in-Capital	$96,537
Total distributable earnings (loss)	12,261

Total Net Assets	$108,798

Net Assets:
Class 1	$21,011
Class 2	87,787

Total	$108,798

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,802
Class 2	7,552

Net Asset Value (a):
Class 1 — Offering and redemption price per share	$11.66
Class 2 — Offering and redemption price per share	11.62
Cost of investments in non-affiliates	$87,624
Cost of investments in affiliates	9,594
Cost of foreign currency	42
Investment securities on loan, at value (See Note 2.E.)	1,164
Cost of investment of cash collateral (See Note 2.E.)	1,213

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	33

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

(Amounts in thousands)

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,196
Dividend income from non-affiliates	807
Dividend income from affiliates	78
Income from securities lending (net) (See Note 2.E.)	2
Foreign taxes withheld (net)	(64)

Total investment income	2,019

EXPENSES:
Investment advisory fees	217
Administration fees	39
Distribution fees:
Class 2	104
Custodian and accounting fees	111
Interest expense to affiliates	— (a)
Professional fees	50
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	16
Transfer agency fees (See Note 2.L.)	— (a)
Other	5

Total expenses	555

Less fees waived	(68)
Less expense reimbursements	(77)

Net expenses	410

Net investment income (loss)	1,609

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,036
Investments in affiliates	181
Futures contracts	(811)
Foreign currency transactions	— (a)

Net realized gain (loss)	1,406

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,927
Investments in affiliates	205
Futures contracts	93
Foreign currency translations	(8)

Change in net unrealized appreciation/depreciation	3,217

Net realized/unrealized gains (losses)	4,623

Change in net assets resulting from operations	$6,232

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Income Builder Portfolio
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,609	$2,815
Net realized gain (loss)	1,406	269
Distributions of capital gains received from investment company affiliates	—	— (a)
Change in net unrealized appreciation/depreciation	3,217	1,538

Change in net assets resulting from operations	6,232	4,622

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(664)	(495)
Class 2	(2,555)	(2,485)

Total distributions to shareholders	(3,219)	(2,980)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,925	7,628

NET ASSETS:
Change in net assets	8,938	9,270
Beginning of period	99,860	90,590

End of period	$108,798	$99,860

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$633	$4,684
Distributions reinvested	664	495
Cost of shares redeemed	(549)	(630)

Change in net assets resulting from Class 1 capital transactions	748	4,549

Class 2
Proceeds from shares issued	6,622	13,471
Distributions reinvested	2,555	2,485
Cost of shares redeemed	(4,000)	(12,877)

Change in net assets resulting from Class 2 capital transactions	5,177	3,079

Total change in net assets resulting from capital transactions	$5,925	$7,628

SHARE TRANSACTIONS:
Class 1
Issued	54	436
Reinvested	57	50
Redeemed	(47)	(57)

Change in Class 1 Shares	64	429

Class 2
Issued	571	1,275
Reinvested	221	254
Redeemed	(345)	(1,258)

Change in Class 2 Shares	447	271

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Six Months Ended June 30, 2021 (Unaudited)	$11.33	$0.19	$0.52	$0.71	$(0.34)	$(0.04)	$—	$(0.38)
Year Ended December 31, 2020	11.16	0.35	0.20	0.55	(0.38)	—	—	(0.38)
Year Ended December 31, 2019	10.11	0.40	1.05	1.45	(0.37)	(0.03)	—	(0.40)
Year Ended December 31, 2018	10.62	0.42	(0.91)	(0.49)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.93	0.37	0.81	1.18	(0.39)	(0.10)	—	(0.49)
Year Ended December 31, 2016	9.63	0.37	0.26	0.63	(0.32)	—	(0.01)	(0.33)

Class 2
Six Months Ended June 30, 2021 (Unaudited)	11.28	0.18	0.51	0.69	(0.31)	(0.04)	—	(0.35)
Year Ended December 31, 2020	11.12	0.33	0.19	0.52	(0.36)	—	—	(0.36)
Year Ended December 31, 2019	10.08	0.37	1.04	1.41	(0.34)	(0.03)	—	(0.37)
Year Ended December 31, 2018	10.62	0.39	(0.91)	(0.52)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.92	0.35	0.81	1.16	(0.36)	(0.10)	—	(0.46)
Year Ended December 31, 2016	9.63	0.35	0.25	0.60	(0.30)	—	(0.01)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(g)	Does not include expenses of Underlying Funds.
(h)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)(f)	Net assets, end of period (000’s)	Net expenses (g)(h)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$11.66	6.24%	$21,011	0.59%	3.30%	0.87%	34%
11.33	5.45	19,684	0.56	3.33	0.94	66
11.16	14.56	14,607	0.60	3.71	0.95	51
10.11	(4.63)	10,947	0.59	4.02	1.14	68
10.62	11.89	8,776	0.59	3.40	1.26	85
9.93	6.53	106	0.60	3.72	1.27	46

11.62	6.12	87,787	0.84	3.06	1.12	34
11.28	5.12	80,176	0.81	3.10	1.20	66
11.12	14.27	75,983	0.85	3.49	1.21	51
10.08	(4.92)	55,484	0.84	3.76	1.39	68
10.62	11.70	42,122	0.84	3.31	1.40	85
9.92	6.21	48,465	0.85	3.47	1.49	46

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$228	$634	$862
Collateralized Mortgage Obligations
United States	—	2,782	61	2,843
Commercial Mortgage-Backed Securities
Cayman Islands	—	138	—	138
United States	—	1,935	672	2,607

Total Commercial Mortgage-Backed Securities	—	2,073	672	2,745

Common Stocks
Australia	—	1,445	—	1,445
Austria	—	116	—	116
Belgium	—	373	—	373
Brazil	80	33	—	113
Canada	1,889	—	—	1,889
Chile	18	—	—	18
China	—	1,983	—	1,983
Denmark	—	490	—	490
Finland	—	633	—	633
France	—	1,324	—	1,324
Germany	—	1,890	—	1,890
Hong Kong	4	699	—	703
India	413	—	—	413
Indonesia	141	117	—	258
Ireland	232	31	—	263
Italy	—	564	—	564
Japan	69	1,891	—	1,960
Malta	—	28	—	28
Mexico	428	—	—	428
Netherlands	—	617	—	617
New Zealand	—	125	—	125
Norway	9	218	—	227
Portugal	24	27	—	51
Russia	164	375	—	539
Saudi Arabia	—	94	—	94
Singapore	16	215	—	231
South Africa	126	46	—	172
South Korea	37	560	—	597

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Spain	$19	$1,075	$—	$1,094
Sweden	—	622	—	622
Switzerland	—	1,495	—	1,495
Taiwan	113	1,290	—	1,403
Thailand	—	60	—	60
United Kingdom	266	2,270	—	2,536
United States	16,711	410	—	17,121

Total Common Stocks	20,759	21,116	—	41,875

Convertible Bonds	—	4	—	4
Corporate Bonds	—	41,661	—	41,661
Equity-Linked Notes	—	4,569	—	4,569
Investment Companies	6,163	—	—	6,163
Loan Assignments	—	476	—	476
Mortgage-Backed Securities	—	477	—	477
Preferred Stocks
United States	670	—	7	677
Rights	1	—	—	1
U.S. Treasury Obligations	—	354	—	354
Warrants
United Kingdom	—	—	2	2
United States	14	—	1	15

Total Warrants	14	—	3	17

Short-Term Investments
Investment Companies	4,537	—	—	4,537
Investment of Cash Collateral from Securities Loaned	1,213	—	—	1,213

Total Short-Term Investments	5,750	—	—	5,750

Total Investments in Securities	$33,357	$73,740	$1,377	$108,474

Appreciation in Other Financial Instruments
Futures Contracts	$60	$—	$—	$60
Depreciation in Other Financial Instruments
Futures Contracts	(21)	—	—	(21)

Total Net Appreciation/Depreciation in Other Financial Instruments	$39	$—	$—	$39

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2020		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2021
Investments in Securities:
Asset-Backed Securities	$986		$(1)		$— (a)	$1		$—	$(352)	$—	$—	$634
Collateralized Mortgage Obligations	862		—	(a)	(5)	—	(a)	—	(306)	—	(490)	61
Commercial Mortgage-Backed Securities	1,258		—		23	1		—	— (a)	—	(610)	672
Common Stocks	—	(a)	—		—	—		—	—	—	— (a)	—
Preferred Stocks	10		—	(a)	(1)	—		—	(2)	—	—	7
Warrants	13		—		9	—		—	(19)	—	—	3

Total	$3,129		$(1)		$26	$2		$—	$(679)	$—	$(1,100)	$1,377

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2021, which were valued using significant unobservable inputs (level 3) amounted to $25. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Transfers from level 3 to level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine the price for the six months ended June 30, 2021.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2021		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$634		Discounted Cash Flow	Constant Prepayment Rate	3.80% - 12.75% (5.89%)
				Constant Default Rate	1.77% - 6.20% (3.80%)
				Yield (Discount Rate of Cash Flows)	1.23% - 5.60% (3.04%)

Asset-Backed Securities	634

	672		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.85% - 199.00% (11.70%)

Commercial Mortgage-Backed Securities	672

	61		Discounted Cash Flow	Constant Prepayment Rate	100% (100%)
				Yield (Discount Rate of Cash Flows)	1.98% (1.98%)

Collateralized Mortgage Obligations	61

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	4.8x (4.8x)

Warrants	—	(b)

Total	$1,367

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30 2021, the value of these investments was $10. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

As of June 30, 2021, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When the Portfolio purchases a loan assignment, the Portfolio has direct rights against the Borrower on a loan, provided, however, the Portfolio’s rights may be more limited than the Lender from which it acquired the assignment and the Portfolio may be able to enforce its rights only through the Agent. As a result, the Portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the Portfolio and the Borrower (“Intermediate Participants”). The Portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Portfolio could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2021 are detailed on the SOI.

E. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$1,164	$(1,164)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended June 30, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$— (a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

F. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

	For the six months ended June 30, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$1,953	$32	$—	$—		$(56)		$1,929	240	$32		$—
JPMorgan Equity Income Fund Class R6 Shares (a)	3,573	26	1,004	181		249		3,025	133	26		—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	931	18	—	—		11		960	107	18		—
JPMorgan Managed Income Fund Class L Shares (a)	249	—	—	—		—	(b)	249	25	1		—
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (c)	209	1,690	1,465	—	(b)	—	(b)	434	433	—	(b)	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (c)	2,630	23,917	22,445	—	(b)	1		4,103	4,101	1		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (c)	700	—	500	—	* (b)	—	(b)	200	200	—	* (b)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	667	5,383	5,037	—		—		1,013	1,013	—	* (b)	—

Total	$10,912	$31,066	$30,451	$181		$205		$11,913		$78		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(b)	Amount rounds to less than one thousand.

(c)	The rate shown is the current yield as of June 30, 2021.

*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Futures Contracts — The Portfolio used currency, index, interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price, foreign exchange and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2021:

Futures Contracts — Equity:
Average Notional Balance Long	$279	(a)
Average Notional Balance Short	1,884
Ending Notional Balance Short	1,501

Futures Contracts — Foreign Exchange:
Average Notional Balance Short	1,385
Ending Notional Balance Short	1,384

Futures Contracts — Interest Rate:
Average Notional Balance Long	12,156
Ending Notional Balance Long	10,594

(a)	For the period January 1, 2021 through May 31, 2021.

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

I. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2021 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Equity Risk Exposure:
Unrealized Depreciation on Futures Contracts*	$(21)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	34
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	26
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	39

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivatives on the Statement of Operations for the six months ended June 30, 2021, by primary underlying risk exposure:

Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(288)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	(87)
Interest Rate Risk Exposure:
Futures Contracts	(436)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	4
Foreign Exchange Rate Risk Exposure:
Futures Contracts	72
Interest Rate Risk Exposure:
Futures Contracts	17

J. Equity-Linked Notes — The Portfolio invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Portfolio realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statement of Operations.

As of June 30, 2021, the Portfolio had outstanding ELNs as listed on the SOI.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. The Portfolio may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

each class at the beginning of each day. Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the six months ended June 30, 2021 are as follows:

	Class 1	Class 2		Total
Transfer agency fees	$— (a)	$—	(a)	$—	(a)

(a)	Amount rounds to less than one thousand.

The Portfolio invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

M. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

P. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.42% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2021, the effective annualized rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the six months ended June 30, 2021, the Adviser waived $15. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

For the six months ended June 30, 2021, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$12	$38	$50	$77

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the six months ended June 30, 2021 was $3.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$33,457	$32,615	$603	$513

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$98,431	$11,124	$1,042	$10,082

During the year ended December 31, 2020, the Portfolio utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term	Long-Term
$36	$159

At December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

48	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

As of June 30, 2021, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 78.7% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Portfolio invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Portfolio are intended for investors who are able and willing to assume a high degree of risk.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,062.40	$3.02	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class 2
Actual	1,000.00	1,061.20	4.29	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Portfolio into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Portfolio’s investments; and (2) perform additional stress testing. The Report noted that the Portfolio was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	SAN-JPMITIBP-621

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2021 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The year 2021 has brought a partial reopening of the social and economic spheres and an extended rally in equity markets bolstered by federal relief and recovery efforts and surging consumer spending and corporate earnings.

“As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a strong performance over the six months ended June 30, 2021. The S&P 500 Index returned 16%; the Russell 1000 returned 15.57%; the Russell Mid Cap Index returned 16.65% and the Russell 2000 Index returned 17.24%. Investors who remained fully invested over the period stood to benefit greatly from performance of equity markets in the U.S. and globally.

Mass vaccinations and the rebound in economic growth at the global, and certain national and local levels have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve (the “Fed”). While the Fed has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

As we face opportunities and challenges both new and old in 2021, J.P. Morgan Asset Management will seek to continue to provide investors with innovative solutions to build strong portfolios that are reinforced by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	6.18%
MSCI All Country World Index (net of foreign withholding taxes)	12.30%
Global Allocation Composite Benchmark	5.89%

Net Assets as of 6/30/2021 (In Thousands)	$129,815

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a global rally in stocks on the back of continued bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Fixed income investments generally underperformed equity during the period. Within fixed income, high yield debt (also known as “junk bonds”) and emerging markets debt outperformed U.S. Treasury bonds and investment grade corporate bonds.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Global Allocation Composite Benchmark (the “Composite”), which consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index, for the six months ended June 30, 2021.

The Portfolio’s allocation to government bonds and emerging markets debt detracted from performance relative to the Benchmark, which is an all-equity index.

Relative to the Composite, the Portfolio’s overweight allocations to value stocks in the U.S. and international developed market equities were leading contributors to relative performance, as those asset classes performed strongly when economies reopened in 2021.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to maximize total return while managing risk. The portfolio managers added to its equity positions, especially through international developed market equity and shifting the mix of underlying managers within U.S. equity toward more value-oriented strategies. In terms of fixed income, the Fund decreased its global government bond allocation and focused its credit allocation through so-called crossover credit, which includes corporate credit that straddles investment grade and below investment grade ratings.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Income Fund Class R6 Shares	6.6%
2.	JPMorgan Large Cap Value Fund Class R6 Shares	5.3
3.	JPMorgan High Yield Fund Class R6 Shares	4.8
4.	JPMorgan Emerging Markets Equity Fund Class R6 Shares	4.7
5.	Invesco S&P 500 Equal Weight ETF	4.4
6.	U.S. Treasury Notes, 1.38%, 1/31/2022	1.3
7.	Microsoft Corp.	1.3
8.	Alphabet, Inc. Class C	1.2
9.	Amazon.com, Inc.	1.1
10.	Apple, Inc.	0.9

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Cloudera, Inc.	14.1%
2.	Sirius XM Holdings, Inc.	14.1
3.	Nuance Communications, Inc.	13.4
4.	Magellan Health, Inc.	13.1
5.	Navistar International Corp.	11.4
6.	Proofpoint, Inc.	8.4
7.	Kimberly-Clark Corp.	5.1
8.	Clorox Co. (The)	4.9
9.	Entergy Corp.	3.5
10.	Kellogg Co.	3.1

LONG POSITION PORTFOLIO COMPOSITION AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	46.7%
Investment Companies	22.2
Foreign Government Securities	5.5
Exchange-Traded Funds	4.4
U.S. Treasury Obligations	1.2
Others (each less than 1.0%)	1.8
Short-Term Investments	18.2

SHORT POSITION PORTFOLIO COMPOSITION AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	6.27%	27.74%	10.49%	8.00%
CLASS 2 SHARES	December 9, 2014	6.18	27.42	10.22	7.73

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI All Country World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index — Unhedged USD and the Global Allocation Composite Benchmark from December 9, 2014 to June 30, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI All Country World Index (net of foreign withholding taxes), Bloomberg Barclays Global Aggregate Index — Unhedged USD and Global Allocation Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI All Country World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. Since November 30, 2020, the Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI All Country World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%). Prior to November 30, 2020, the Global Allocation Composite Benchmark was a composite benchmark comprised of unmanaged indices that included the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%). Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 104.4%

Common Stocks — 48.8%

Australia — 0.8%

Afterpay Ltd. *	—	(a)	5

AGL Energy Ltd.	1		3

Ampol Ltd.	—	(a)	3

APA Group	—	(a)	2

Aristocrat Leisure Ltd.	—	(a)	8

ASX Ltd.	—	(a)	6

Aurizon Holdings Ltd.	1		2

Australia & New Zealand Banking Group Ltd.	2		34

BHP Group Ltd.	1		45

BHP Group plc	10		289

BlueScope Steel Ltd.	—	(a)	2

Brambles Ltd.	1		7

Cochlear Ltd.	—	(a)	5

Coles Group Ltd.	1		11

Commonwealth Bank of Australia	1		51

Computershare Ltd.	—	(a)	2

CSL Ltd.	—	(a)	43

Endeavour Group Ltd. *	1		3

Fortescue Metals Group Ltd.	—	(a)	6

Goodman Group, REIT	1		15

GPT Group (The), REIT	2		7

Insurance Australia Group Ltd.	1		3

LendLease Corp. Ltd.	—	(a)	4

Macquarie Group Ltd.	—	(a)	20

Medibank Pvt Ltd.	2		4

Mirvac Group, REIT	6		13

National Australia Bank Ltd.	1		20

Newcrest Mining Ltd.	—	(a)	6

Oil Search Ltd.	2		4

Origin Energy Ltd.	1		4

QBE Insurance Group Ltd.	1		7

Ramsay Health Care Ltd.	—	(a)	6

REA Group Ltd.	—	(a)	3

Rio Tinto Ltd.	—	(a)	21

Rio Tinto plc	3		216

Santos Ltd.	—	(a)	2

Sonic Healthcare Ltd.	—	(a)	2

South32 Ltd.	2		4

Stockland, REIT	1		4

Suncorp Group Ltd.	1		5

Sydney Airport *	1		3

Tabcorp Holdings Ltd.	1		3

Telstra Corp. Ltd.	3		7

Transurban Group	1		10

INVESTMENTS	SHARES (000)		VALUE ($000)

Australia — continued

Wesfarmers Ltd.	—	(a)	21

Westpac Banking Corp.	2		33

Woodside Petroleum Ltd.	—	(a)	6

Woolworths Group Ltd.	1		21

			1,001

Austria — 0.1%

Erste Group Bank AG	3		117

Belgium — 0.2%

Anheuser-Busch InBev SA/NV	—	(a)	16

KBC Group NV	3		230

			246

Canada — 0.5%

Brookfield Asset Management Reinsurance Partners Ltd., Class A *	—	(a)	—	(a)

Brookfield Asset Management, Inc., Class A (b)	1		26

Canadian National Railway Co.	2		177

Fairfax Financial Holdings Ltd.	—	(a)	46

TC Energy Corp.	3		124

Toronto-Dominion Bank (The)	3		224

			597

China — 1.1%

Alibaba Group Holding Ltd. *	10		270

Bilibili, Inc., ADR * (b)	1		138

BOC Hong Kong Holdings Ltd.	3		10

Budweiser Brewing Co. APAC Ltd. (c)	1		4

NXP Semiconductors NV	3		561

Prosus NV *	—	(a)	47

Tencent Holdings Ltd.	5		346

Wilmar International Ltd.	1		5

			1,381

Denmark — 1.0%

Carlsberg A/S, Class B	2		311

Genmab A/S *	—	(a)	15

Novo Nordisk A/S, Class B	9		784

Orsted A/S (c)	2		221

Vestas Wind Systems A/S	—	(a)	9

			1,340

Finland — 0.3%

Elisa OYJ	—	(a)	24

Kone OYJ, Class B	2		191

Nordea Bank Abp	21		239

			454

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

France — 2.5%

Accor SA *	—	(a)	10

Air Liquide SA	—	(a)	63

Airbus SE *	3		336

Alstom SA	1		26

Arkema SA	—	(a)	28

AXA SA	1		38

BioMerieux	—	(a)	3

BNP Paribas SA	1		63

Capgemini SE	2		348

Cie Generale des Etablissements Michelin SCA	—	(a)	10

Dassault Systemes SE (b)	—	(a)	44

EssilorLuxottica SA	—	(a)	23

Hermes International	—	(a)	6

Kering SA	—	(a)	71

L’Oreal SA	1		248

LVMH Moet Hennessy Louis Vuitton SE	1		477

Pernod Ricard SA	—	(a)	55

Safran SA	3		363

Sanofi	—	(a)	52

Societe Generale SA	9		267

Thales SA	—	(a)	15

TotalEnergies SE	2		88

Veolia Environnement SA	2		54

Vinci SA	5		565

			3,253

Germany — 2.0%

adidas AG	2		694

Allianz SE (Registered)	2		611

BASF SE	1		46

Bayer AG (Registered)	1		32

Daimler AG (Registered)	—	(a)	44

Deutsche Boerse AG	—	(a)	15

Deutsche Post AG (Registered)	3		196

Deutsche Telekom AG (Registered)	4		84

Infineon Technologies AG	1		60

Merck KGaA	—	(a)	39

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	—	(a)	55

RWE AG	4		141

SAP SE	—	(a)	68

Siemens AG (Registered)	—	(a)	70

Volkswagen AG (Preference)	2		433

INVESTMENTS	SHARES (000)		VALUE ($000)

Germany — continued

Vonovia SE	1		33

Zalando SE * (c)	—	(a)	7

			2,628

Hong Kong — 0.6%

AIA Group Ltd.	32		402

CK Asset Holdings Ltd.	1		7

CK Infrastructure Holdings Ltd.	1		3

CLP Holdings Ltd.	1		10

Hang Seng Bank Ltd.	—	(a)	6

HKT Trust & HKT Ltd.	2		3

Hong Kong & China Gas Co. Ltd.	2		4

Hong Kong Exchanges & Clearing Ltd.	4		244

Hongkong Land Holdings Ltd.	1		3

Jardine Matheson Holdings Ltd.	—	(a)	6

Link, REIT	1		10

MTR Corp. Ltd.	1		6

New World Development Co. Ltd.	1		3

Power Assets Holdings Ltd.	1		3

Sun Hung Kai Properties Ltd.	1		7

Techtronic Industries Co. Ltd.	1		9

WH Group Ltd. (c)	5		4

Wharf Real Estate Investment Co. Ltd.	1		6

Xinyi Glass Holdings Ltd.	2		8

			744

India — 0.3%

HDFC Bank Ltd., ADR *	6		417

Indonesia — 0.1%

Bank Central Asia Tbk. PT	68		142

Ireland — 0.4%

CRH plc	1		41

Kingspan Group plc	—	(a)	27

Kingspan Group plc	—	(a)	20

Ryanair Holdings plc, ADR *	2		178

Seagate Technology Holdings plc	2		193

			459

Italy — 0.3%

Enel SpA	2		22

Ferrari NV	—	(a)	61

FinecoBank Banca Fineco SpA *	3		50

Snam SpA	2		12

UniCredit SpA	22		264

			409

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Japan — 2.4%

Advantest Corp.	—	(a)	9

Aeon Co. Ltd.	—	(a)	5

AGC, Inc.	—	(a)	13

Ajinomoto Co., Inc.	1		21

Asahi Group Holdings Ltd.	1		28

Asahi Intecc Co. Ltd.	—	(a)	2

Asahi Kasei Corp.	2		20

Astellas Pharma, Inc.	1		9

Bandai Namco Holdings, Inc.	—	(a)	7

Bridgestone Corp.	—	(a)	18

Canon, Inc.	—	(a)	7

Capcom Co. Ltd.	—	(a)	6

Casio Computer Co. Ltd.	1		10

Central Japan Railway Co.	—	(a)	30

Chubu Electric Power Co., Inc.	1		7

Chugai Pharmaceutical Co. Ltd.	—	(a)	8

Cosmos Pharmaceutical Corp.	—	(a)	15

CyberAgent, Inc.	—	(a)	6

Dai Nippon Printing Co. Ltd.	—	(a)	2

Dai-ichi Life Holdings, Inc.	—	(a)	4

Daiichi Sankyo Co. Ltd.	1		26

Daikin Industries Ltd.	—	(a)	37

Daito Trust Construction Co. Ltd.	—	(a)	11

Daiwa House Industry Co. Ltd.	1		18

Daiwa House REIT Investment Corp., REIT	—	(a)	3

Denso Corp.	—	(a)	20

Dentsu Group, Inc.	—	(a)	11

East Japan Railway Co.	—	(a)	14

Eisai Co. Ltd.	—	(a)	10

ENEOS Holdings, Inc.	3		12

FANUC Corp.	—	(a)	48

FUJIFILM Holdings Corp.	—	(a)	7

Fujitsu Ltd.	—	(a)	37

GLP J-REIT, REIT	—	(a)	2

Hankyu Hanshin Holdings, Inc.	—	(a)	3

Hitachi Ltd.	1		46

Honda Motor Co. Ltd.	1		35

Hoya Corp.	—	(a)	40

Isuzu Motors Ltd.	1		16

ITOCHU Corp.	1		32

Japan Airlines Co. Ltd. *	—	(a)	9

Japan Exchange Group, Inc.	1		16

Japan Metropolitan Fund Invest, REIT	—	(a)	4

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Japan Post Holdings Co. Ltd. *	—	(a)	2

Japan Post Insurance Co. Ltd.	—	(a)	2

Japan Real Estate Investment Corp., REIT	—	(a)	12

Japan Tobacco, Inc.	—	(a)	6

Kajima Corp.	1		8

Kansai Electric Power Co., Inc. (The)	1		7

Kansai Paint Co. Ltd.	—	(a)	2

Kao Corp.	—	(a)	25

KDDI Corp.	1		28

Keyence Corp.	—	(a)	201

Kintetsu Group Holdings Co. Ltd. *	—	(a)	7

Kirin Holdings Co. Ltd.	1		10

Komatsu Ltd.	—	(a)	10

Konami Holdings Corp.	—	(a)	12

Kubota Corp.	1		22

Kyocera Corp.	—	(a)	18

Kyowa Kirin Co. Ltd.	2		60

M3, Inc.	—	(a)	22

Marubeni Corp.	—	(a)	3

MINEBEA MITSUMI, Inc.	1		13

MISUMI Group, Inc.	1		17

Mitsubishi Corp.	1		33

Mitsubishi Electric Corp.	1		14

Mitsubishi Estate Co. Ltd.	—	(a)	5

Mitsubishi Heavy Industries Ltd.	—	(a)	3

Mitsubishi UFJ Financial Group, Inc.	9		48

Mitsui & Co. Ltd.	1		20

Mitsui Chemicals, Inc.	—	(a)	10

Mitsui Fudosan Co. Ltd.	1		21

Mizuho Financial Group, Inc.	1		12

MonotaRO Co. Ltd.	—	(a)	5

MS&AD Insurance Group Holdings, Inc.	—	(a)	3

Murata Manufacturing Co. Ltd.	—	(a)	30

Nabtesco Corp.	—	(a)	4

NH Foods Ltd.	—	(a)	8

Nidec Corp.	—	(a)	34

Nihon M&A Center, Inc.	—	(a)	3

Nintendo Co. Ltd.	—	(a)	58

Nippon Building Fund, Inc., REIT	—	(a)	6

Nippon Express Co. Ltd.	—	(a)	8

Nippon Paint Holdings Co. Ltd.	—	(a)	5

Nippon Prologis REIT, Inc., REIT	—	(a)	9

Nippon Steel Corp.	1		12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Japan — continued

Nippon Telegraph & Telephone Corp.	1		31

Nippon Yusen KK	—	(a)	10

Nissan Motor Co. Ltd. *	1		6

Nissin Foods Holdings Co. Ltd.	—	(a)	7

Nitori Holdings Co. Ltd.	—	(a)	18

Nomura Holdings, Inc.	1		4

Nomura Real Estate Master Fund, Inc., REIT	—	(a)	3

Nomura Research Institute Ltd.	—	(a)	13

Odakyu Electric Railway Co. Ltd.	—	(a)	5

Olympus Corp.	1		10

Ono Pharmaceutical Co. Ltd.	1		13

Oriental Land Co. Ltd.	—	(a)	14

ORIX Corp.	1		20

Otsuka Corp.	—	(a)	10

Otsuka Holdings Co. Ltd.	—	(a)	8

Pan Pacific International Holdings Corp.	—	(a)	6

Panasonic Corp.	1		14

Rakuten Group, Inc.	1		10

Recruit Holdings Co. Ltd.	1		49

Resona Holdings, Inc.	2		6

Ricoh Co. Ltd.	1		7

Rohm Co. Ltd.	—	(a)	9

Ryohin Keikaku Co. Ltd.	1		19

SBI Holdings, Inc.	—	(a)	9

Secom Co. Ltd.	—	(a)	8

Sekisui House Ltd.	1		12

Seven & i Holdings Co. Ltd.	1		38

Shimadzu Corp.	—	(a)	12

Shimano, Inc.	—	(a)	24

Shin-Etsu Chemical Co. Ltd.	—	(a)	50

Shionogi & Co. Ltd.	—	(a)	16

Shiseido Co. Ltd.	—	(a)	7

SMC Corp.	—	(a)	118

SoftBank Corp.	1		12

SoftBank Group Corp.	1		63

Sompo Holdings, Inc.	—	(a)	4

Sony Group Corp.	3		281

Stanley Electric Co. Ltd.	—	(a)	3

Sumitomo Electric Industries Ltd.	—	(a)	6

Sumitomo Metal Mining Co. Ltd.	—	(a)	12

Sumitomo Mitsui Financial Group, Inc.	1		38

Sumitomo Mitsui Trust Holdings, Inc.	—	(a)	13

Sumitomo Realty & Development Co. Ltd.	—	(a)	4

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Suntory Beverage & Food Ltd.	—	(a)	4

Suzuki Motor Corp.	—	(a)	17

Sysmex Corp.	—	(a)	12

T&D Holdings, Inc.	1		12

Taisei Corp.	—	(a)	7

Takeda Pharmaceutical Co. Ltd.	1		27

Terumo Corp.	1		24

Tohoku Electric Power Co., Inc.	—	(a)	2

Tokio Marine Holdings, Inc.	1		28

Tokyo Electric Power Co. Holdings, Inc. *	—	(a)	1

Tokyo Electron Ltd.	—	(a)	43

Tokyo Gas Co. Ltd.	—	(a)	7

TOPPAN, Inc.	—	(a)	2

Toshiba Corp.	—	(a)	9

Toyota Motor Corp.	4		315

Toyota Tsusho Corp.	—	(a)	5

Unicharm Corp.	—	(a)	4

Yamada Holdings Co. Ltd.	2		9

Yamato Holdings Co. Ltd.	—	(a)	6

Yaskawa Electric Corp.	—	(a)	5

Z Holdings Corp.	1		4

			3,087

Macau — 0.0% (d)

Galaxy Entertainment Group Ltd. *	1		8

Sands China Ltd. * (b)	2		8

			16

Mexico — 0.1%

Wal-Mart de Mexico SAB de CV	50		162

Netherlands — 1.2%

Adyen NV * (c)	—	(a)	42

Akzo Nobel NV	1		157

ASML Holding NV	1		782

Heineken NV	2		194

ING Groep NV	2		30

Koninklijke Ahold Delhaize NV	1		38

Koninklijke DSM NV	—	(a)	23

Koninklijke KPN NV	8		25

Koninklijke Philips NV	—	(a)	20

NN Group NV	1		47

Randstad NV	—	(a)	20

Royal Dutch Shell plc, Class A	2		35

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Netherlands — continued

Royal Dutch Shell plc, Class B	2		39

Wolters Kluwer NV	1		54

			1,506

New Zealand — 0.0% (d)

Fisher & Paykel Healthcare Corp. Ltd.	—	(a)	5

Spark New Zealand Ltd.	1		2

Xero Ltd. *	—	(a)	4

			11

Norway — 0.0% (d)

Telenor ASA	1		11

Peru — 0.0% (d)

Credicorp Ltd. *	—	(a)	55

Portugal — 0.0% (d)

Galp Energia SGPS SA	1		16

Saudi Arabia — 0.1%

Delivery Hero SE * (c)	1		167

Singapore — 0.1%

Ascendas, REIT	1		2

CapitaLand Integrated Commercial Trust, REIT	2		3

CapitaLand Ltd.	3		8

DBS Group Holdings Ltd.	1		24

Oversea-Chinese Banking Corp. Ltd.	2		14

Singapore Exchange Ltd.	1		6

Singapore Technologies Engineering Ltd.	1		2

Singapore Telecommunications Ltd.	3		6

United Overseas Bank Ltd.	—	(a)	4

Venture Corp. Ltd.	—	(a)	3

			72

South Africa — 0.2%

Anglo American plc	5		219

South Korea — 0.6%

LG Chem Ltd.	—	(a)	150

Samsung Electronics Co. Ltd.	9		631

			781

Spain — 0.6%

Banco Bilbao Vizcaya Argentaria SA	8		51

Banco Santander SA	4		16

CaixaBank SA	11		34

Cellnex Telecom SA (c)	2		150

Endesa SA	4		89

INVESTMENTS	SHARES (000)		VALUE ($000)

Spain — continued

Iberdrola SA	30		364

Industria de Diseno Textil SA	1		52

			756

Sweden — 0.7%

Atlas Copco AB, Class A	4		225

Atlas Copco AB, Class B	—	(a)	9

Boliden AB *	—	(a)	16

Lundin Energy AB	1		27

Sandvik AB (b)	2		40

SKF AB, Class B	1		32

Svenska Handelsbanken AB, Class A	17		188

Telefonaktiebolaget LM Ericsson, Class B	1		12

Volvo AB, Class B (b)	13		321

			870

Switzerland — 1.6%

ABB Ltd. (Registered)	1		32

Adecco Group AG (Registered)	—	(a)	21

Cie Financiere Richemont SA (Registered)	—	(a)	20

Givaudan SA (Registered)	—	(a)	65

Holcim Ltd. *	4		234

Lonza Group AG (Registered)	—	(a)	236

Nestle SA (Registered)	4		548

Novartis AG (Registered)	2		162

Roche Holding AG	1		196

Schindler Holding AG	—	(a)	21

SGS SA (Registered)	—	(a)	216

Sika AG (Registered)	—	(a)	13

STMicroelectronics NV	—	(a)	6

UBS Group AG (Registered)	2		31

Zurich Insurance Group AG	1		294

			2,095

Taiwan — 0.5%

Sea Ltd., ADR *	1		193

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4		474

			667

United Kingdom — 2.2%

3i Group plc	3		46

AstraZeneca plc	1		107

Barclays plc	10		23

Berkeley Group Holdings plc	—	(a)	23

BP plc	52		226

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

United Kingdom — continued

British American Tobacco plc	1		34

CK Hutchison Holdings Ltd.	2		12

DCC plc	—	(a)	29

Diageo plc	12		565

Experian plc	—	(a)	7

GlaxoSmithKline plc	2		46

HSBC Holdings plc	8		44

InterContinental Hotels Group plc *	2		136

Intertek Group plc	—	(a)	32

Legal & General Group plc	36		130

Linde plc	1		189

Lloyds Banking Group plc	86		56

London Stock Exchange Group plc	1		146

Next plc *	—	(a)	30

Persimmon plc	4		183

Prudential plc	1		26

Reckitt Benckiser Group plc	3		256

RELX plc	2		49

RELX plc	7		184

Standard Chartered plc	5		30

Taylor Wimpey plc	71		156

Tesco plc	8		24

Unilever plc	1		39

Unilever plc	1		48

Vodafone Group plc	8		14

			2,890

United States — 28.3%

AbbVie, Inc.	4		492

Acuity Brands, Inc.	—	(a)	54

Advanced Micro Devices, Inc. *	3		296

Agios Pharmaceuticals, Inc. *	1		35

Airbnb, Inc., Class A *	—	(a)	29

Alleghany Corp. *	—	(a)	41

Alnylam Pharmaceuticals, Inc. *	—	(a)	51

Alphabet, Inc., Class A *	—	(a)	2

Alphabet, Inc., Class C * (e)	1		1,599

Altice USA, Inc., Class A *	—	(a)	14

Amazon.com, Inc. * (e)	—	(a)	1,483

American Electric Power Co., Inc.	1		52

American Express Co.	—	(a)	80

American Homes 4 Rent, Class A, REIT	1		51

American International Group, Inc.	1		28

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

AmerisourceBergen Corp.	1		58

AMETEK, Inc.	1		80

Amgen, Inc.	—	(a)	117

Analog Devices, Inc.	3		550

Apple, Inc. (e)	9		1,198

Applied Materials, Inc.	1		204

Arrow Electronics, Inc. *	—	(a)	21

AutoZone, Inc. *	—	(a)	115

Ball Corp.	—	(a)	16

Bank of America Corp. (e)	7		295

Berkshire Hathaway, Inc., Class B *	1		213

Best Buy Co., Inc.	—	(a)	50

Biogen, Inc. *	—	(a)	91

BlackRock, Inc.	—	(a)	95

Blackstone Group, Inc. (The), Class A	2		194

Booking Holdings, Inc. *	—	(a)	363

Booz Allen Hamilton Holding Corp.	1		85

Boston Scientific Corp. *	9		369

Bright Horizons Family Solutions, Inc. *	—	(a)	57

Bristol-Myers Squibb Co.	7		445

Brixmor Property Group, Inc., REIT	2		55

Bumble, Inc., Class A * (b)	2		100

Cabot Oil & Gas Corp. (b)	2		39

Capital One Financial Corp.	1		221

Carlisle Cos., Inc. (e)	—	(a)	47

CarMax, Inc. *	1		80

Catalent, Inc. *	1		83

CBRE Group, Inc., Class A *	1		60

Ceridian HCM Holding, Inc. *	1		81

Charles Schwab Corp. (The)	3		210

Charter Communications, Inc., Class A *	1		364

Chevron Corp.	1		67

Chubb Ltd.	—	(a)	52

Cigna Corp.	2		413

Cisco Systems, Inc.	1		40

Citigroup, Inc.	1		69

Citizens Financial Group, Inc.	2		94

CNA Financial Corp.	—	(a)	19

Coca-Cola Co. (The)	8		424

Columbia Sportswear Co.	—	(a)	32

Comcast Corp., Class A	5		297

CommScope Holding Co., Inc. *	3		66

Confluent, Inc., Class A *	1		24

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

United States — continued

ConocoPhillips	9		537

Constellation Brands, Inc., Class A	1		248

Cooper Cos., Inc. (The)	—	(a)	75

Copart, Inc. *	1		90

Coty, Inc., Class A *	2		20

Cree, Inc. *	1		60

Crowdstrike Holdings, Inc., Class A *	—	(a)	88

CVS Health Corp.	1		74

Deere & Co.	—	(a)	153

Delta Air Lines, Inc. *	2		72

Dexcom, Inc. *	—	(a)	127

Diamondback Energy, Inc.	—	(a)	23

Discover Financial Services	—	(a)	52

Discovery, Inc., Class C *	2		70

DISH Network Corp., Class A *	1		41

Dollar General Corp.	—	(a)	40

Dover Corp.	1		95

DraftKings, Inc., Class A * (b)	2		79

EastGroup Properties, Inc., REIT	—	(a)	42

Eastman Chemical Co.	2		271

Eaton Corp. plc	2		252

Edison International	1		31

Eli Lilly & Co.	1		139

Energizer Holdings, Inc.	1		40

Entegris, Inc.	1		113

Entergy Corp.	—	(a)	31

Equitrans Midstream Corp.	1		12

Estee Lauder Cos., Inc. (The), Class A	—	(a)	121

Exact Sciences Corp. *	1		71

Exelixis, Inc. *	2		43

Facebook, Inc., Class A *	1		318

Federal Realty Investment Trust, REIT	—	(a)	33

FedEx Corp.	1		201

Ferguson plc	2		271

Fidelity National Information Services, Inc.	2		246

First Republic Bank	—	(a)	90

Fiserv, Inc. *	1		109

Five9, Inc. *	—	(a)	69

FleetCor Technologies, Inc. *	1		162

Fortune Brands Home & Security, Inc.	1		129

Freeport-McMoRan, Inc.	2		85

Gap, Inc. (The)	2		56

Garmin Ltd.	1		91

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Generac Holdings, Inc. *	—	(a)	168

General Dynamics Corp.	—	(a)	52

Global Payments, Inc.	1		122

Graphic Packaging Holding Co.	2		28

Hartford Financial Services Group, Inc. (The)	1		72

HCA Healthcare, Inc.	—	(a)	37

Hershey Co. (The)	1		114

Home Depot, Inc. (The)	1		203

Honeywell International, Inc.	—	(a)	68

Horizon Therapeutics plc *	1		73

HubSpot, Inc. *	—	(a)	100

IHS Markit Ltd.	1		78

Ingersoll Rand, Inc. *	6		303

Insulet Corp. *	—	(a)	41

International Business Machines Corp.	—	(a)	33

Intuit, Inc.	—	(a)	194

Intuitive Surgical, Inc. *	—	(a)	118

Invesco Ltd.	1		26

ITT, Inc.	1		51

James Hardie Industries plc, CHDI	—	(a)	9

Jazz Pharmaceuticals plc *	—	(a)	68

Johnson & Johnson	1		92

Keurig Dr Pepper, Inc.	1		39

Keysight Technologies, Inc. *	1		103

Kimco Realty Corp., REIT	3		71

Kinder Morgan, Inc.	3		63

Kohl’s Corp.	1		31

Kraft Heinz Co. (The)	1		44

Lam Research Corp.	—	(a)	172

Lamar Advertising Co., Class A, REIT	—	(a)	12

Las Vegas Sands Corp. *	2		124

Leidos Holdings, Inc.	—	(a)	37

Liberty Broadband Corp., Class C *	—	(a)	74

Liberty Media Corp.-Liberty SiriusXM, Class A *	2		81

Liberty Media Corp.-Liberty SiriusXM, Class C *	3		133

Loews Corp. (e)	2		119

Lowe’s Cos., Inc.	1		207

Lyft, Inc., Class A *	10		584

M&T Bank Corp.	1		105

Marathon Petroleum Corp.	1		37

Marsh & McLennan Cos., Inc.	—	(a)	47

Martin Marietta Materials, Inc.	—	(a)	69

Mastercard, Inc., Class A (e)	2		891

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

United States — continued

Match Group, Inc. *	1		229

McKesson Corp.	—	(a)	79

Medtronic plc	—	(a)	58

Merck & Co., Inc.	1		40

Mettler-Toledo International, Inc. *	—	(a)	87

Microchip Technology, Inc.	—	(a)	62

Microsoft Corp. (e)	6		1,696

Mid-America Apartment Communities, Inc., REIT	—	(a)	71

Mohawk Industries, Inc. *	—	(a)	57

MongoDB, Inc. *	—	(a)	70

Morgan Stanley	2		188

Motorola Solutions, Inc.	1		111

Murphy USA, Inc.	—	(a)	60

National Vision Holdings, Inc. *	1		47

Netflix, Inc. *	—	(a)	172

Newell Brands, Inc.	2		53

Nexstar Media Group, Inc., Class A	—	(a)	42

NextEra Energy, Inc.	4		291

NIKE, Inc., Class B	1		198

Norfolk Southern Corp.	1		218

Northern Trust Corp.	1		60

Northrop Grumman Corp.	—	(a)	55

NVIDIA Corp. (e)	—	(a)	338

Oatly Group AB, ADR *	2		39

Old Dominion Freight Line, Inc.	—	(a)	87

Open Lending Corp., Class A *	2		70

O’Reilly Automotive, Inc. *	1		357

Organon & Co. *	—	(a)	14

Packaging Corp. of America	1		72

PayPal Holdings, Inc. *	1		220

Pfizer, Inc.	—	(a)	18

PG&E Corp. *	3		27

Philip Morris International, Inc.	—	(a)	47

Phillips 66	1		49

PNC Financial Services Group, Inc. (The)	1		99

Post Holdings, Inc. *	1		66

Procter & Gamble Co. (The)	1		70

Progressive Corp. (The)	2		239

Prologis, Inc., REIT	2		227

Public Storage, REIT	—	(a)	80

QUALCOMM, Inc.	1		139

Quanta Services, Inc.	1		90

Ralph Lauren Corp.	—	(a)	42

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Rayonier, Inc., REIT	2		60

Raytheon Technologies Corp.	1		87

Regeneron Pharmaceuticals, Inc. *	1		332

RingCentral, Inc., Class A *	1		170

Roku, Inc. *	—	(a)	150

Royal Caribbean Cruises Ltd. *	1		69

Royalty Pharma plc, Class A	1		60

S&P Global, Inc.	—	(a)	79

Schneider Electric SE	3		478

ServiceNow, Inc. *	—	(a)	90

Signature Bank	—	(a)	60

Snap, Inc., Class A *	1		76

Snowflake, Inc., Class A *	—	(a)	34

SolarEdge Technologies, Inc. *	—	(a)	107

Southwest Airlines Co. *	2		105

Stanley Black & Decker, Inc.	1		242

State Street Corp.	4		360

Stellantis NV	3		55

Sun Communities, Inc., REIT	1		126

SYNNEX Corp.	—	(a)	38

Synopsys, Inc. *	—	(a)	86

Sysco Corp.	1		42

T. Rowe Price Group, Inc.	—	(a)	53

Teradyne, Inc.	1		70

Tesla, Inc. * (e)	1		438

Texas Instruments, Inc. (e)	—	(a)	69

Thermo Fisher Scientific, Inc.	—	(a)	251

T-Mobile US, Inc. *	2		256

Tractor Supply Co.	1		94

Trane Technologies plc	3		544

Travelers Cos., Inc. (The)	1		119

Truist Financial Corp.	5		281

Uber Technologies, Inc. *	1		70

UiPath, Inc., Class A *	—	(a)	28

UnitedHealth Group, Inc. (e)	2		673

US Bancorp	1		71

Verizon Communications, Inc.	2		129

Vertex Pharmaceuticals, Inc. *	1		120

Viatris, Inc.	2		29

Visa, Inc., Class A	—	(a)	81

Walt Disney Co. (The) *	1		100

Wells Fargo & Co.	12		557

Welltower, Inc., REIT	—	(a)	24

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	SHARES (000)			VALUE ($000)
Long Positions — continued

Common Stocks — continued

United States — continued

Westrock Co.		1		53

Weyerhaeuser Co., REIT		2		75

Williams Cos., Inc. (The)		2		53

Workday, Inc., Class A *		1		123

Xcel Energy, Inc.		3		166

Yum! Brands, Inc.		3		334

Zebra Technologies Corp., Class A *		—	(a)	110

Zillow Group, Inc., Class C *		—	(a)	59

Zimmer Biomet Holdings, Inc.		2		245

Zscaler, Inc. *		1		285

				36,723

Total Common Stocks (Cost $43,639)				63,292

Investment Companies — 23.2%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (f)		141		6,410

JPMorgan High Yield Fund Class R6 Shares (f)		881		6,456

JPMorgan Income Fund Class R6 Shares (f)		932		8,914

JPMorgan Large Cap Value Fund Class R6 Shares (f)		355		7,157

JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (f)		104		1,190

Total Investment Companies (Cost $25,702)				30,127

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 5.8%

Australia — 0.0% (d)

Commonwealth of Australia

1.00%, 12/21/2030 (c)	AUD	20		14

3.75%, 4/21/2037 (c)	AUD	35		33

2.75%, 5/21/2041 (c)	AUD	1		1

3.00%, 3/21/2047 (c)	AUD	19		16

				64

Belgium — 0.1%

Kingdom of Belgium

0.10%, 6/22/2030 (c)	EUR	45		54

3.00%, 6/22/2034 (c)	EUR	29		47

1.90%, 6/22/2038 (c)	EUR	25		36

1.60%, 6/22/2047 (c)	EUR	11		15

1.70%, 6/22/2050 (c)	EUR	5		7

2.15%, 6/22/2066 (c)	EUR	7		12

				171

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Canada — 0.2%

Canada Government Bond

2.00%, 9/1/2023	CAD	62	51

1.50%, 9/1/2024	CAD	2	2

1.25%, 3/1/2025	CAD	7	6

0.50%, 9/1/2025	CAD	63	50

1.00%, 6/1/2027	CAD	17	14

0.50%, 12/1/2030	CAD	132	98

5.00%, 6/1/2037	CAD	10	12

3.50%, 12/1/2045	CAD	9	10

2.75%, 12/1/2048	CAD	29	28

2.75%, 12/1/2064	CAD	3	3

			274

China — 0.1%

Export-Import Bank of China (The) 0.75%, 5/28/2023 (c)	EUR	100	120

Denmark — 0.0% (d)

Kingdom of Denmark

1.50%, 11/15/2023	DKK	36	6

1.75%, 11/15/2025	DKK	28	5

0.50%, 11/15/2027	DKK	10	2

0.50%, 11/15/2029 (c)	DKK	86	14

4.50%, 11/15/2039	DKK	78	22

			49

France — 0.7%

French Republic

0.00%, 3/25/2023 (c)	EUR	39	47

1.75%, 11/25/2024 (c)	EUR	56	71

0.25%, 11/25/2026 (c)	EUR	106	130

0.50%, 5/25/2029 (c)	EUR	15	18

0.00%, 11/25/2029 (c)	EUR	100	119

0.00%, 11/25/2030 (c)	EUR	160	189

0.00%, 11/25/2031 (c)	EUR	20	23

1.25%, 5/25/2034 (c)	EUR	85	113

3.25%, 5/25/2045 (c)	EUR	46	85

2.00%, 5/25/2048 (c)	EUR	5	8

1.50%, 5/25/2050 (c)	EUR	9	12

0.75%, 5/25/2052 (c)	EUR	26	30

4.00%, 4/25/2055 (c)	EUR	12	27

4.00%, 4/25/2060 (c)	EUR	2	5

1.75%, 5/25/2066 (c)	EUR	18	27

			904

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Germany — 0.4%

Bundesobligation 0.00%, 10/10/2025 (c)	EUR	196	239

Bundesrepublik Deutschland

0.00%, 2/15/2031 (c)	EUR	35	42

0.00%, 5/15/2035 (c)	EUR	62	74

2.50%, 7/4/2044 (c)	EUR	49	89

0.00%, 8/15/2050 (c)	EUR	33	36

			480

Italy — 1.0%

Buoni Poliennali del Tesoro

1.35%, 4/15/2022 (c)	EUR	13	16

1.45%, 9/15/2022 (c)	EUR	41	50

0.00%, 1/15/2024 (c)	EUR	112	134

0.35%, 2/1/2025 (c)	EUR	145	175

1.40%, 5/26/2025 (c)	EUR	88	113

1.85%, 7/1/2025 (c)	EUR	36	46

0.50%, 2/1/2026 (c)	EUR	57	69

1.60%, 6/1/2026 (c)	EUR	24	30

2.80%, 12/1/2028 (c)	EUR	80	111

3.00%, 8/1/2029 (c)	EUR	14	20

1.35%, 4/1/2030 (c)	EUR	143	180

0.95%, 12/1/2031 (c)	EUR	39	47

1.65%, 3/1/2032 (c)	EUR	39	50

2.45%, 9/1/2033 (c)	EUR	9	12

2.25%, 9/1/2036 (c)	EUR	56	75

4.00%, 2/1/2037 (c)	EUR	19	31

4.75%, 9/1/2044 (c)	EUR	19	36

1.50%, 4/30/2045 (c)	EUR	10	11

3.45%, 3/1/2048 (c)	EUR	25	40

3.85%, 9/1/2049 (c)	EUR	4	7

2.80%, 3/1/2067 (c)	EUR	14	20

			1,273

Japan — 1.9%

Japan Government Bond

0.10%, 12/20/2022	JPY	19,750	178

0.60%, 12/20/2023	JPY	27,050	248

0.10%, 9/20/2024	JPY	12,600	114

0.10%, 12/20/2024	JPY	17,550	159

0.10%, 3/20/2025	JPY	3,500	32

0.30%, 12/20/2025	JPY	10,900	100

0.10%, 12/20/2027	JPY	13,000	118

0.10%, 6/20/2029	JPY	3,450	31

0.10%, 9/20/2029	JPY	750	7

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Japan — continued

0.10%, 12/20/2029	JPY	16,100	146

0.10%, 3/20/2030	JPY	11,250	102

1.50%, 3/20/2034	JPY	35,000	367

0.60%, 12/20/2037	JPY	35,950	338

2.50%, 3/20/2038	JPY	500	6

0.30%, 12/20/2039	JPY	16,650	147

1.70%, 9/20/2044	JPY	50	1

1.40%, 12/20/2045	JPY	6,300	68

0.80%, 3/20/2047	JPY	8,000	76

0.40%, 9/20/2049	JPY	2,000	17

0.40%, 12/20/2049	JPY	4,500	38

0.90%, 3/20/2057	JPY	15,600	147

			2,440

Netherlands — 0.1%

Kingdom of Netherlands

0.25%, 7/15/2029 (c)	EUR	22	27

0.00%, 7/15/2031 (c)	EUR	10	12

0.50%, 1/15/2040 (c)	EUR	28	35

0.00%, 1/15/2052 (c)	EUR	13	14

			88

Qatar — 0.2%

State of Qatar

3.88%, 4/23/2023 (g)		200	212

South Korea — 0.1%

Export-Import Bank of Korea

0.38%, 3/26/2024 (c)	EUR	100	120

Spain — 0.5%

Bonos and Obligaciones del Estado

0.00%, 4/30/2023	EUR	84	101

1.60%, 4/30/2025 (c)	EUR	92	117

1.40%, 7/30/2028 (c)	EUR	33	43

1.45%, 4/30/2029 (c)	EUR	31	41

1.95%, 7/30/2030 (c)	EUR	2	3

0.10%, 4/30/2031 (c)	EUR	110	126

2.35%, 7/30/2033 (c)	EUR	8	11

1.85%, 7/30/2035 (c)	EUR	15	20

4.20%, 1/31/2037 (c)	EUR	31	55

1.20%, 10/31/2040 (c)	EUR	17	20

2.70%, 10/31/2048 (c)	EUR	30	47

3.45%, 7/30/2066 (c)	EUR	11	20

			604

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Sweden — 0.0% (d)

Kingdom of Sweden

3.50%, 6/1/2022	SEK	35	4

2.50%, 5/12/2025	SEK	90	12

0.75%, 11/12/2029 (c)	SEK	40	5

2.25%, 6/1/2032 (c)	SEK	15	2

3.50%, 3/30/2039	SEK	45	8

			31

United Kingdom — 0.5%

United Kingdom of Great Britain and Northern Ireland

0.63%, 6/7/2025 (c)	GBP	58	81

4.75%, 12/7/2038 (c)	GBP	89	194

3.50%, 1/22/2045 (c)	GBP	16	32

4.25%, 12/7/2046 (c)	GBP	50	115

1.75%, 1/22/2049 (c)	GBP	23	35

0.63%, 10/22/2050 (c)	GBP	28	33

4.25%, 12/7/2055 (c)	GBP	15	37

2.50%, 7/22/2065 (c)	GBP	59	119

3.50%, 7/22/2068 (c)	GBP	6	16

			662

Total Foreign Government Securities (Cost $7,381)			7,492

	SHARES (000)
Exchange-Traded Funds — 4.5%

United States — 4.5%

Invesco S&P 500 Equal Weight ETF (b) (Cost $5,547)		39	5,898

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.3%

U.S. Treasury Notes

1.38%, 1/31/2022 (h) (Cost $1,698)		1,685	1,698

Corporate Bonds — 0.8%

China — 0.2%

China Development Bank 0.88%, 1/24/2024 (c)	EUR	200	242

France — 0.2%

Dexia Credit Local SA

0.75%, 1/25/2023 (c)	EUR	100	121

1.63%, 12/8/2023 (c)	GBP	100	143

			264

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Netherlands — 0.1%

BNG Bank NV

4.75%, 3/6/2023 (c)	AUD	15	12

1.90%, 11/26/2025 (c)	AUD	90	70

			82

Singapore — 0.1%

Temasek Financial I Ltd. 0.50%, 3/1/2022 (c)	EUR	150	179

South Korea — 0.2%

Korea Development Bank (The)

1.75%, 12/15/2022 (c)	GBP	100	141

0.63%, 7/17/2023 (c)	EUR	100	120

			261

Total Corporate Bonds (Cost $973)			1,028

Commercial Mortgage-Backed Securities — 0.4%

United States — 0.4%

Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D, 5.04%, 9/10/2045 ‡ (g) (i)		100	88

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.24%, 7/25/2026 (i)		180	16

Series K083, Class X1, IO, 0.18%, 9/25/2028 (i)		14,553	81

Series K723, Class X3, IO, 1.98%, 10/25/2034 (i)		119	5

Series K153, Class X3, IO, 3.90%, 4/25/2035 (i)		100	31

Series K716, Class X3, IO, 1.75%, 8/25/2042 (i)		260	–	(a)

Series K726, Class X3, IO, 2.21%, 7/25/2044 (i)		302	16

Series K728, Class X3, IO, 2.02%, 11/25/2045 (i)		151	9

Series K071, Class X3, IO, 2.08%, 11/25/2045 (i)		700	80

Series K092, Class X3, IO, 2.32%, 5/25/2047 (i)		100	15

Series K094, Class X3, IO, 2.20%, 7/25/2047 (i)		588	87

FREMF Series 2018-KF46, Class B, 2.04%, 3/25/2028 (g) (i)		5	5

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued

United States — continued

FREMF Mortgage Trust

Series 2017-KF32, Class B, 2.64%, 5/25/2024 (g) (i)	6	6

Series 2017-KF38, Class B, 2.59%, 9/25/2024 (g) (i)	6	6

Series 2018-KF45, Class B, 2.04%, 3/25/2025 (g) (i)	10	10

Series 2018-KF49, Class B, 1.99%, 6/25/2025 (g) (i)	4	4

Series 2019-KF63, Class B, 2.44%, 5/25/2029 (g) (i)	57	56

GNMA Series 2018-119, IO, 0.68%, 5/16/2060 (i)	10	1

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (i)	4	4

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (i)	54	29

Total Commercial Mortgage-Backed Securities (Cost $564)		549

Asset-Backed Securities — 0.3%

United States — 0.3%

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE6, Class M2, 2.57%, 11/25/2033 ‡ (i)	39	39

Series 2004-HE3, Class M2, 1.77%, 6/25/2034 ‡ (i)	55	56

Bear Stearns Asset-Backed Securities Trust

Series 2004-HE5, Class M2, 1.97%, 7/25/2034 ‡ (i)	11	11

Series 2003-2, Class M1, 1.89%, 3/25/2043 ‡ (i)	29	29

Countrywide Asset-Backed Certificates Series 2004-2, Class M1, 0.84%, 5/25/2034 ‡ (i)	14	14

CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 0.92%, 3/25/2034 ‡ (i)	37	36

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-5, Class M3, 1.82%, 7/25/2034 ‡ (i)	46	46

Long Beach Mortgage Loan Trust Series 2004-4, Class M1, 0.99%, 10/25/2034 ‡ (i)	55	55

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, Class M1, 1.11%, 10/25/2033 ‡ (i)	28	28

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 1.07%, 10/25/2033 ‡ (i)	8		8

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC6, Class A4, 0.26%, 1/25/2037 (i)	41		41

Series 2007-WF2, Class A1, 1.09%, 8/25/2037 ‡ (i)	25		25

Total Asset-Backed Securities (Cost $361)			388

Collateralized Mortgage Obligations — 0.2%

United States — 0.2%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 2.18%, 6/25/2045 (i)	16		17

Banc of America Funding Trust Series 2006-A, Class 1A1, 2.71%, 2/20/2036 (i)	13		13

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 2.58%, 2/25/2035 (i)	14		15

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 2.62%, 5/25/2035 (i)	25		26

Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 0.84%, 10/25/2047 (i)	—	(a)	—	(a)

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 0.53%, 5/25/2035 (i)	45		44

Impac CMB Trust Series 2004-7, Class 1A2, 1.01%, 11/25/2034 (i)	52		53

JPMorgan Mortgage Trust Series 2005-A3, Class 4A1, 2.84%, 6/25/2035 (i)	4		4

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	6		6

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 2.49%, 1/25/2037 (i)	9		9

Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 2.60%, 7/25/2034 (i)	13		13

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 0.65%, 12/25/2035 (i)	33		33

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	1		1

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 1.67%, 10/25/2037 (i)	—	(a)	—	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Collateralized Mortgage Obligations — continued

United States — continued

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 2.72%, 3/25/2035 (i)		10	10

Series 2005-AR5, Class A6, 2.74%, 5/25/2035 (i)		16	17

Total Collateralized Mortgage Obligations (Cost $244)			261

Supranational — 0.1%

European Investment Bank 0.50%, 6/21/2023	AUD	30	23

Inter-American Development Bank

0.50%, 5/23/2023	CAD	63	51

4.40%, 1/26/2026	CAD	16	14

Total Supranational (Cost $84)			88

Short-Term Investments — 19.0%

Foreign Government Treasury Bills — 7.5%

Canadian Treasury Bills

0.18%, 2/3/2022 (j)	CAD	4,258	3,431

0.16%, 3/3/2022 (j)	CAD	3,361	2,708

0.18%, 3/3/2022 (j)	CAD	480	387

0.19%, 3/31/2022(j)	CAD	4,049	3,261

Total Foreign Government Treasury Bills (Cost $9,759)			9,787

	SHARES (000)
Investment Companies — 6.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (f) (k) (Cost $8,779)		8,775	8,779

Investment of Cash Collateral from Securities Loaned — 4.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (f) (k)		4,499	4,499

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (f) (k)		1,592	1,592

Total Investment of Cash Collateral from Securities Loaned (Cost $6,091)			6,091

Total Short-Term Investments (Cost $24,629)			24,657

Total Long Positions (Cost $110,822)			135,478

INVESTMENTS	SHARES (000)		VALUE ($000)
Short Positions — (0.9)%

Common Stocks — (0.9)%

United States — (0.9)%

Becton Dickinson and Co.	—	(a)	(27)

Clorox Co. (The)	—	(a)	(55)

Cloudera, Inc. *	(10)		(157)

Entergy Corp.	—	(a)	(39)

Kellogg Co.	(1)		(34)

Kimberly-Clark Corp.	—	(a)	(57)

Las Vegas Sands Corp. *	—	(a)	(21)

Magellan Health, Inc. *	(2)		(146)

Navistar International Corp. *	(3)		(127)

Nuance Communications, Inc. *	(3)		(149)

Pinnacle West Capital Corp.	—	(a)	(24)

Proofpoint, Inc. *	(1)		(93)

Sirius XM Holdings, Inc.	(24)		(157)

Sykes Enterprises, Inc. *	—	(a)	(6)

Wynn Resorts Ltd. *	—	(a)	(21)

Total Common Stocks (Proceeds $(1,098))			(1,113)

Total Short Positions (Proceeds $(1,098))			(1,113)

Total Investments — 103.5% (Cost $109,724)			134,365
Liabilities in Excess of Other Assets — (3.5)%			(4,550)

NET ASSETS — 100.0%			$129,815

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

Summary of Investments by Industry, June 30, 2021

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Fixed Income	12.2%

Foreign Government Treasury Bills	7.2

Foreign Government Securities	5.5

U.S. Equity	5.3

International Equity	4.7

Exchange-Traded Fund	4.4

Banks	3.9

Semiconductors & Semiconductor Equipment	3.0

Software	2.3

Interactive Media & Services	2.0

Pharmaceuticals	1.9

Insurance	1.8

IT Services	1.8

Capital Markets	1.5

Technology Hardware, Storage & Peripherals	1.5

Internet & Direct Marketing Retail	1.5

Machinery	1.4

Beverages	1.4

U.S. Treasury Notes	1.3

Textiles, Apparel & Luxury Goods	1.2

Biotechnology	1.1

Oil, Gas & Consumable Fuels	1.1

Automobiles	1.1

Specialty Retail	1.0

Health Care Providers & Services	1.0

Electric Utilities	1.0

Others (each less than 1.0%)	16.9

Short-Term Investments	11.0

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Software	35.8%
Media	14.1
Health Care Providers & Services	13.1
Machinery	11.5
Household Products	10.1
Electric Utilities	5.6
Hotels, Restaurants & Leisure	3.8
Food Products	3.0
Health Care Equipment & Supplies	2.5

Others (each less than 1.0%)	0.5

Abbreviations
ABS	Asset-Backed Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
DKK	Danish Krone
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
GBP	British Pound
GNMA	Government National Mortgage Association
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SEK	Swedish Krona
SGPS	Holding company
(a)	Amount rounds to less than one thousand.
(b)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $5,955.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $3,520 and $790 respectively.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(j)	The rate shown is the effective yield as of June 30, 2021.
(k)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

Australia 10 Year Bond	19	09/2021	AUD	2,012	— (a)

Canada 10 Year Bond	16	09/2021	CAD	1,878	22

EURO STOXX 50 Index	68	09/2021	EUR	3,274	(39)

Euro-Bund	25	09/2021	EUR	5,115	30

Foreign Exchange AUD/USD	20	09/2021	USD	1,500	(49)

Foreign Exchange CAD/USD	38	09/2021	USD	3,065	(80)

Foreign Exchange EUR/USD	83	09/2021	USD	12,321	(341)

Foreign Exchange GBP/USD	26	09/2021	USD	2,248	(56)

Foreign Exchange JPY/USD	61	09/2021	USD	6,868	(103)

Japan 10 Year Bond Mini	3	09/2021	JPY	410	— (a)

Long Gilt	9	09/2021	GBP	1,595	14

S&P 500 E-Mini Index	13	09/2021	USD	2,787	37

S&P/TSX 60 Index	5	09/2021	CAD	970	1

SPI 200 Index	2	09/2021	AUD	271	(2)

TOPIX Index	7	09/2021	JPY	1,224	(9)

U.S. Treasury 10 Year Note	9	09/2021	USD	1,192	2

U.S. Treasury Long Bond	59	09/2021	USD	9,469	104

3 Month Euro Euribor	1	12/2023	EUR	297	— (a)

					(469)

Short Contracts
Euro-Bobl	(1)	09/2021	EUR	(159)	— (a)
Euro-Schatz	(3)	09/2021	EUR	(399)	— (a)
MSCI EAFE E-Mini Index	(27)	09/2021	USD	(3,111)	74
MSCI Emerging Markets E-Mini Index	(56)	09/2021	USD	(3,823)	6
U.S. Treasury 2 Year Note	(1)	09/2021	USD	(220)	— (a)
U.S. Treasury 5 Year Note	(2)	09/2021	USD	(247)	— (a)
U.S. Treasury 10 Year Ultra Note	(1)	09/2021	USD	(147)	(2)

					78

					(391)

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

Forward foreign currency exchange contracts outstanding as of June 30, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	163	AUD	211	BNP Paribas	7/6/2021	5
USD	15	AUD	20	Royal Bank of Canada	7/6/2021	1
USD	15	CAD	18	Merrill Lynch International	7/6/2021	—	(a)
USD	358	CAD	434	State Street Corp.	7/6/2021	8
USD	55	DKK	338	State Street Corp.	7/6/2021	2
USD	224	EUR	184	Barclays Bank plc	7/6/2021	5
USD	15	EUR	12	BNP Paribas	7/6/2021	—	(a)
USD	4,015	EUR	3,295	Citibank, NA	7/6/2021	108
USD	249	EUR	205	Standard Chartered Bank	7/6/2021	6
USD	35	EUR	30	State Street Corp.	7/6/2021	—	(a)
USD	21	EUR	17	TD Bank Financial Group	7/6/2021	1
USD	928	GBP	654	Barclays Bank plc	7/6/2021	23
USD	99	GBP	70	Royal Bank of Canada	7/6/2021	2
USD	17	JPY	1,894	Barclays Bank plc	7/6/2021	—	(a)
USD	2,220	JPY	243,833	BNP Paribas	7/6/2021	25
USD	214	JPY	23,471	Merrill Lynch International	7/6/2021	3
USD	48	JPY	5,298	Standard Chartered Bank	7/6/2021	1
USD	41	SEK	344	BNP Paribas	7/6/2021	1
USD	395	CAD	479	Royal Bank of Canada	7/19/2021	8
USD	173	AUD	231	BNP Paribas	8/4/2021	—	(a)
USD	323	CAD	400	Barclays Bank plc	8/4/2021	—	(a)
USD	54	DKK	338	BNP Paribas	8/4/2021	—	(a)
USD	4,402	EUR	3,699	Goldman Sachs International	8/4/2021	13
USD	928	GBP	669	State Street Corp.	8/4/2021	2
USD	2,452	JPY	270,954	Merrill Lynch International	8/4/2021	12
USD	40	SEK	344	Barclays Bank plc	8/4/2021	—	(a)

Total unrealized appreciation						226

AUD	231	USD	173	BNP Paribas	7/6/2021	—	(a)
CAD	52	USD	42	Merrill Lynch International	7/6/2021	—	(a)
DKK	338	USD	54	BNP Paribas	7/6/2021	—	(a)
EUR	3,699	USD	4,400	Goldman Sachs International	7/6/2021	(13)
EUR	11	USD	13	HSBC Bank, NA	7/6/2021	—	(a)
EUR	33	USD	40	Royal Bank of Canada	7/6/2021	(1)
GBP	39	USD	54	HSBC Bank, NA	7/6/2021	—	(a)
GBP	16	USD	23	Merrill Lynch International	7/6/2021	(1)
GBP	669	USD	928	State Street Corp.	7/6/2021	(2)
JPY	3,542	USD	32	HSBC Bank, NA	7/6/2021	—	(a)
JPY	270,954	USD	2,451	Merrill Lynch International	7/6/2021	(12)
SEK	344	USD	40	Barclays Bank plc	7/6/2021	—	(a)
CAD	213	USD	174	Royal Bank of Canada	7/19/2021	(2)
USD	9,407	CAD	11,821	Merrill Lynch International	7/19/2021	(129)
EUR	13	USD	16	BNP Paribas	8/4/2021	—	(a)
EUR	15	USD	18	TD Bank Financial Group	8/4/2021	—	(a)

Total unrealized depreciation						(160)

Net unrealized appreciation						66

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro

GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$90,481
Investments in affiliates, at value	38,906
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	6,091
Cash	85
Foreign currency, at value	43
Deposits at broker for futures contracts	121
Deposits at broker for securities sold short	790
Receivables:
Investment securities sold	421
Portfolio shares sold	1
Interest from non-affiliates	41
Dividends from non-affiliates	53
Dividends from affiliates	29
Tax reclaims	61
Securities lending income (See Note 2.C.)	2
Variation margin on futures contracts	625
Unrealized appreciation on forward foreign currency exchange contracts	226

Total Assets	137,976

LIABILITIES:
Payables:
Securities sold short, at value	1,113
Dividend expense to non-affiliates on securities sold short	—	(a)
Investment securities purchased	587
Interest expense to non-affiliates on securities sold short	1
Collateral received on securities loaned (See Note 2.C.)	6,091
Portfolio shares redeemed	12
Unrealized depreciation on forward foreign currency exchange contracts	160
Accrued liabilities:
Investment advisory fees	46
Distribution fees	14
Custodian and accounting fees	55
Trustees’ and Chief Compliance Officer’s fees	1
Other	81

Total Liabilities	8,161

Net Assets	$129,815

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	21

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

JPMorgan Insurance Trust Global Allocation Portfolio
NET ASSETS:
Paid-in-Capital	$102,977
Total distributable earnings (loss)	26,838

Total Net Assets	$129,815

Net Assets:
Class 1	$59,372
Class 2	70,443

Total	$129,815

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	2,969
Class 2	3,533

Net Asset Value (a):
Class 1 — Offering and redemption price per share	$20.00
Class 2 — Offering and redemption price per share	19.94

Cost of investments in non-affiliates	$70,250
Cost of investments in affiliates	34,481
Cost of foreign currency	43
Investment securities on loan, at value (See Note 2.C.)	5,955
Cost of investment of cash collateral (See Note 2.C.)	6,091
Proceeds from securities sold short	1,098

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021 (Unaudited)

(Amounts in thousands)

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$138
Dividend income from non-affiliates	704
Dividend income from affiliates	445
Income from securities lending (net) (See Note 2.C.)	6
Foreign taxes withheld (net)	(50)

Total investment income	1,243

EXPENSES:
Investment advisory fees	340
Administration fees	46
Distribution fees:
Class 2	83
Custodian and accounting fees	98
Interest expense to affiliates	— (a)
Professional fees	50
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	15
Transfer agency fees (See Note 2.I.)	— (a)
Dividend expense to non-affiliates on securities sold short	12
Interest expense to non-affiliates on securities sold short	4
Other	7

Total expenses	668

Less fees waived	(166)
Less expense reimbursements	— (a)

Net expenses	502

Net investment income (loss)	741

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,854
Investments in affiliates	2,402
Options purchased	115
Futures contracts	74
Securities sold short	(105)
Foreign currency transactions	50
Forward foreign currency exchange contracts	(157)

Net realized gain (loss)	5,233

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,050
Investments in affiliates	(1,152)
Options purchased	76
Futures contracts	(845)
Securities sold short	7
Foreign currency translations	11
Forward foreign currency exchange contracts	294

Change in net unrealized appreciation/depreciation	1,441

Net realized/unrealized gains (losses)	6,674

Change in net assets resulting from operations	$7,415

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Global Allocation Portfolio
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$741	$1,334
Net realized gain (loss)	5,233	3,773
Distributions of capital gains received from investment company affiliates	—	10
Change in net unrealized appreciation/depreciation	1,441	11,420

Change in net assets resulting from operations	7,415	16,537

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(2,940)	(1,226)
Class 2	(3,333)	(1,437)

Total distributions to shareholders	(6,273)	(2,663)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,603	7,095

NET ASSETS:
Change in net assets	9,745	20,969
Beginning of period	120,070	99,101

End of period	$129,815	$120,070

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,102	$8,707
Distributions reinvested	2,940	1,226
Cost of shares redeemed	(1,785)	(2,183)

Change in net assets resulting from Class 1 capital transactions	3,257	7,750

Class 2
Proceeds from shares issued	6,982	8,940
Distributions reinvested	3,333	1,437
Cost of shares redeemed	(4,969)	(11,032)

Change in net assets resulting from Class 2 capital transactions	5,346	(655)

Total change in net assets resulting from capital transactions	$8,603	$7,095

SHARE TRANSACTIONS:
Class 1
Issued	104	512
Reinvested	147	78
Redeemed	(88)	(125)

Change in Class 1 Shares	163	465

Class 2
Issued	344	536
Reinvested	168	91
Redeemed	(247)	(646)

Change in Class 2 Shares	265	(19)

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Six Months Ended June 30, 2021 (Unaudited)	$19.81	$0.14	$1.10	$1.24	$(0.21)	$(0.84)	$(1.05)
Year Ended December 31, 2020	17.65	0.25	2.40	2.65	(0.33)	(0.16)	(0.49)
Year Ended December 31, 2019	15.47	0.33	2.24	2.57	(0.39)	—	(0.39)
Year Ended December 31, 2018	16.57	0.29	(1.29)	(1.00)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.89	0.29	2.25	2.54	(0.20)	(0.66)	(0.86)
Year Ended December 31, 2016	14.46	0.35	0.54	0.89	(0.46)	— (l)	(0.46)

Class 2
Six Months Ended June 30, 2021 (Unaudited)	19.73	0.11	1.11	1.22	(0.17)	(0.84)	(1.01)
Year Ended December 31, 2020	17.58	0.21	2.39	2.60	(0.29)	(0.16)	(0.45)
Year Ended December 31, 2019	15.41	0.29	2.23	2.52	(0.35)	—	(0.35)
Year Ended December 31, 2018	16.55	0.25	(1.29)	(1.04)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.87	0.26	2.24	2.50	(0.16)	(0.66)	(0.82)
Year Ended December 31, 2016	14.45	0.30	0.54	0.84	(0.42)	— (l)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(g)	Does not include expenses of Underlying Funds.
(h)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(i)	The Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short.
(j)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.65% and 0.92% for the six months ended June 30, 2021, 0.68% and 0.97% for the year ended December 31, 2020, 0.77% and 1.03% for the year ended December 31, 2019, 0.77% and 1.10% for the year ended December 31, 2018 and 0.76% and 1.11% for the year ended December 31, 2017; for Class 2 are 0.90% and 1.17% for the six months ended June 30, 2021, 0.93% and 1.24% for the year ended December 31, 2020, 1.02% and 1.28% for the year ended December 31, 2019, 1.02% and 1.34% for the year ended December 31, 2018 and 1.01% and 1.32% for the year ended December 31, 2017, respectively.

(k)	Interest expense on securities sold short is 0.01%.
(l)	Amount rounds to less than $0.005.
(m)	Dividend expense on securities sold short is less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)(f)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (g)(h)		Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (g)		Portfolio turnover rate (excluding securities sold short) (d)(i)	Portfolio turnover rate (including securities sold short) (d)(i)

$20.00	6.27%	$59,372	0.68	%(j)(k)	1.34%	0.95	%(j)	55%	59%
19.81	15.69	55,575	0.69	(j)	1.45	0.98	(j)	113	123
17.65	16.87	41,311	0.79	(j)	1.99	1.05	(j)	98	116
15.47	(6.06)	30,366	0.81	(j)	1.79	1.14	(j)	110	141
16.57	17.11	14,308	0.79	(j)	1.76	1.14	(j)	80	92
14.89	6.13	4,664	0.77	(m)	2.34	1.20	(m)	60	61

19.94	6.18	70,443	0.93	(j)(k)	1.08	1.20	(j)	55	59
19.73	15.40	64,495	0.94	(j)	1.21	1.25	(j)	113	123
17.58	16.58	57,790	1.04	(j)	1.73	1.30	(j)	98	116
15.41	(6.31)	48,829	1.06	(j)	1.52	1.38	(j)	110	141
16.55	16.85	48,470	1.04	(j)	1.59	1.35	(j)	80	92
14.87	5.84	49,869	1.02	(m)	2.04	1.45	(m)	60	61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$41	$347	$388
Collateralized Mortgage Obligations	—	261	—	261
Commercial Mortgage-Backed Securities
United States	—	432	117	549
Common Stocks
Australia	3	998	—	1,001
Austria	—	117	—	117
Belgium	—	246	—	246
Canada	597	—	—	597
China	699	682	—	1,381
Denmark	—	1,340	—	1,340
Finland	—	454	—	454
France	—	3,253	—	3,253
Germany	—	2,628	—	2,628
Hong Kong	—	744	—	744
India	417	—	—	417
Indonesia	—	142	—	142
Ireland	371	88	—	459
Italy	61	348	—	409
Japan	2	3,085	—	3,087
Macau	—	16	—	16
Mexico	162	—	—	162
Netherlands	—	1,506	—	1,506
New Zealand	—	11	—	11
Norway	—	11	—	11
Peru	55	—	—	55
Portugal	—	16	—	16
Saudi Arabia	—	167	—	167
Singapore	6	66	—	72
South Africa	—	219	—	219
South Korea	—	781	—	781
Spain	—	756	—	756
Sweden	—	870	—	870
Switzerland	—	2,095	—	2,095

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Taiwan	$667	$—	$—	$667
United Kingdom	48	2,842	—	2,890
United States	35,910	813	—	36,723

Total Common Stocks	38,998	24,294	—	63,292

Corporate Bonds	—	1,028	—	1,028
Exchange-Traded Funds	5,898	—	—	5,898
Foreign Government Securities	—	7,492	—	7,492
Investment Companies	30,127	—	—	30,127
Supranational	—	88	—	88
U.S. Treasury Obligations	—	1,698	—	1,698
Short-Term Investments
Foreign Government Treasury Bills	—	9,787	—	9,787
Investment Companies	8,779	—	—	8,779
Investment of Cash Collateral from Securities Loaned	6,091	—	—	6,091

Total Short-Term Investments	14,870	9,787	—	24,657

Total Investments in Securities	$89,893	$45,121	$464	$135,478

Liabilities
Common Stocks	$(1,113)	$—	$—	$(1,113)

Total Liabilities in Securities Sold Short	$(1,113)	$—	$—	$(1,113)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$226	$—	$226
Futures Contracts	290	—	—	290

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(160)	—	(160)
Futures Contracts	(681)	—	—	(681)

Total Net Appreciation/ Depreciation in Other Financial Instruments	$(391)	$66	$—	$(325)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2021
Investments in Securities:
Asset-Backed Securities	$458	$3	$(5)	$1		$—	$(110)	$—	$—	$347
Collateralized Mortgage Obligations	873	4	(9)	—	(a)	—	(868)	—	—	—
Commercial Mortgage-Backed Securities	782	11	6	—	(a)	—	(682)	—	—	117

Total	$2,113	$18	$(8)	$1		$—	$(1,660)	$—	$—	$464

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2021, which were valued using significant unobservable inputs (level 3) amounted to $(3). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

As of June 30, 2021, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$5,955	$(5,955)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended June 30, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$—(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended June 30, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$12,847	$260	$6,902	$1,582		$(1,377)	$6,410	141	$—		$—
JPMorgan High Yield Fund Class R6 Shares (a)	19,120	375	13,454	854		(439)	6,456	881	375		—
JPMorgan Income Fund Class R6 Shares (a)	—	8,914	—	—		— (b)	8,914	932	36		—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	7,852	1,331	(34)		670	7,157	355	21		—
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	1,187	10	—	—		(7)	1,190	104	10		—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (c)	6,489	36,220	33,931	—	(b)	1	8,779	8,775	2		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (c)	600	23,000	19,101	—	*(b)	— (b)	4,499	4,499	1	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	133	22,492	21,033	—		—	1,592	1,592	—	*(b)	—

Total	$40,376	$99,123	$95,752	$2,402		$(1,152)	$44,997		$445		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Portfolio used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Portfolio may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Portfolio.

Notes F(1) — F(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio purchased and/or sold (“wrote”) put and call options on various instruments including securities and options on indices to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Portfolio for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

(2). Futures Contracts — The Portfolio used currency, index, interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price, foreign exchange and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of June 30, 2021 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$118
Unrealized Depreciation on Futures Contracts*	(50)

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	226
Unrealized Depreciation on Futures Contracts*	(629)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(160)

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	172
Unrealized Depreciation on Futures Contracts*	(2)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(391)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	66

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivatives on the Statement of Operations for the six months ended June 30, 2021, by primary underlying risk exposure:

Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$546
Purchased Options	115

Foreign Exchange Rate Risk Exposure:
Futures Contracts	87
Forward Foreign Currency Exchange Contracts	(157)

Interest Rate Risk Exposure:
Futures Contracts	(559)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(124)
Purchased Options	76

Foreign Exchange Rate Risk Exposure:
Futures Contracts	(841)
Forward Foreign Currency Exchange Contracts	294

Interest Rate Risk Exposure:
Futures Contracts	120

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

Derivatives Volume

The table below discloses the volume of the Portfolio’s options, futures contracts and forward foreign currency exchange contracts activity during the six months ended June 30, 2021. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts — Equity:
Average Notional Balance Long	$7,251
Average Notional Balance Short	4,704
Ending Notional Balance Long	8,526
Ending Notional Balance Short	6,934

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	20,337
Ending Notional Balance Long	26,002

Futures Contracts — Interest Rate:
Average Notional Balance Long	17,884
Average Notional Balance Short	3,217
Ending Notional Balance Long	21,968
Ending Notional Balance Short	1,172

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	2,135
Average Settlement Value Sold	19,193
Ending Settlement Value Purchased	8,458
Ending Settlement Value Sold	26,906

Exchange-Traded Options:
Average Number of Contracts Purchased	83

The Portfolio’s derivatives contracts held at June 30, 2021 are not accounted for as hedging instruments under GAAP.

G. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Portfolio’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2021, the Portfolio had outstanding short sales as listed on the SOI.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, dividend expense on securities sold short and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the six months ended June 30, 2021 are as follows:

	Class 1		Class 2		Total
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)

(a)	Amount rounds to less than one thousand.

The Portfolio invested in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.E.

J. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2021, the effective annualized rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the six months ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the six months ended June 30, 2021, the Adviser waived $89. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

For the six months ended June 30, 2021, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$28	$46	$74	$—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the six months ended June 30, 2021 was $3.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

During the six months ended June 30, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$58,720	$63,793	$1,380	$1,025	$5,408	$5,128

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$109,724	$25,545	$1,229	$24,316

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

At December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2021.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2021, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 80.2% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of June 30, 2021, a significant portion of the Portfolio’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio.

Because of the Portfolio’s investments in the Underlying Funds and ETFs, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,062.70	$3.48	0.68%
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class 2
Actual	1,000.00	1,061.80	4.75	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).

JUNE 30, 2021	JPMORGAN INSURANCE TRUST	41

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Portfolio into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Portfolio’s investments; and (2) perform additional stress testing. The Report noted that the Portfolio was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	SAN-JPMITGAP-621

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 20, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 20, 2021